UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2017 through October 31, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                                Pioneer Flexible
                                Opportunities Fund

--------------------------------------------------------------------------------
                                Annual Report | October 31, 2018
--------------------------------------------------------------------------------

                                Ticker Symbols:

                                Class A    PMARX
                                Class C    PRRCX
                                Class K    FLEKX
                                Class R    MUARX
                                Class Y    PMYRX

                                [LOGO]   Amundi Pioneer
                                         ==============
                                       ASSET MANAGEMENT
                                visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              17

Consolidated Schedule of Investments                                         19

Consolidated Financial Statements                                            35

Consolidated Notes to Financial Statements                                   44

Report of Independent Registered Public Accounting Firm                      61

Additional Information                                                       63

Approval of Investment Management Agreement                                  65

Trustees, Officers and Service Providers                                     70

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 1

President's Letter

Despite economic news that has remained generally positive throughout 2018, market volatility has increased significantly this year compared with 2017. October was a particularly poor month for both U.S. and global equity markets, as every major stock market index finished the month in negative territory. Results have been more mixed on the fixed-income side, with rising interest rates pushing down most year-to-date returns.

On the economic front, U.S. gross domestic product (GDP) growth exceeded 4% in the second quarter of 2018 and topped 3% once again in the third quarter. The low unemployment rate has continued, with initial jobless claims recently hitting a multi-decade low and consumer and small-business confidence also achieving levels not seen in many years.

Despite the good economic news, and even though wages have been rising, inflation expectations have not risen significantly. For its part, the U.S. Federal Reserve System (the Fed) has continued with its tightening of monetary policy by raising interest rates three times in 2018, while moving forward with the tapering of its balance sheet, a process which began in October 2017.

The greater market volatility this year as compared to last year has been driven by several factors. The aforementioned rising interest rates have been one reason, while the uncertainty surrounding U.S. trade policy has, at times, also led to unsettled markets. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and in recent months investors have grappled with various issues on the international front, including questions surrounding the United Kingdom's Brexit negotiations, concerns about the budgetary policies of the populist Italian government, and the potential impact of Turkey's economic challenges on European banks. Moreover, while trade tensions between the U.S. and Europe have moderated, questions about the future of the U.S./China trade relationship remain unresolved, and any major fracture in that relationship could have a negative impact on China's economy and, by extension, on its Asian trade partners.

With regard to our market outlook, over the medium term, we believe the fundamental investment case for U.S. equities remains in place, with support from the fairly positive economic backdrop and with an additional lift potentially coming from the investment side as U.S. businesses consider increasing capital expenditures. We do believe market volatility will persist and, therefore, careful selection of investment themes, sector allocations, and individual stocks will be increasingly relevant to overall performance, as the

2 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 maturity of the economic and market cycles could eventually become headwinds. We believe a focus on owning shares of quality companies trading at reasonable prices is key to navigating the current equity-market phase.

In fixed income, we have taken a more cautious approach across our core portfolios with regard to credit-sensitive debt such as corporate bonds, favoring quality and liquidity. As interest rates have risen, we find that short- and intermediate-term U.S. Treasuries have become more attractive, and that agency mortgage-backed securities (MBS) and high-quality, non-agency MBS now also offer lower downside risk. In general, we think structured sectors (such as asset-backed securities and MBS) are more attractive than corporate sectors.

We believe this year's market fluctuations as well as increased risk factors within the global economy have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 3

Portfolio Management Discussion | 10/31/18

In the following discussion, Michele Garau and Howard Weiss review recent market events and describe the factors that affected the performance of Pioneer Flexible Opportunities Fund during the 12-month period ended October 31, 2018. Mr. Garau, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the management of the Fund, along with Mr. Weiss, CFA, a vice president and portfolio manager at Amundi Pioneer, and Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the 12-month period ended October 31, 2018?

A Pioneer Flexible Opportunities Fund's Class A shares returned -2.08% at net asset value during the 12-month period ended October 31, 2018, while the Fund's benchmark, the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index (the Bloomberg Barclays Index), returned -0.61%. During the same period, the average return of the 283 mutual funds in Morningstar's Tactical Allocation Funds category was -1.82%.

Q How did the financial markets perform during the 12-month period ended October 31, 2018?

A The equity and fixed-income markets produced mixed returns over the period, with the strength of the U.S. economy acting as the main driver of performance across asset classes. As of the close of the period, U.S. gross domestic product (GDP) appeared to be on track for a greater-than 3% expansion for 2018 as a whole, thanks to the combination of significant tax cuts, deregulation, and stronger fixed-investment spending. In addition, solid employment numbers and income growth supported both consumption and housing prices. In turn, positive economic trends led to corporate profit growth that came in well ahead of expectations. Those factors contributed to positive performance for U.S. equities for the 12 months, as the Standard & Poor's 500 Index returned 7.4% -- even though the headline equity indices finished well off their peaks established earlier in the year after a market sell-off in September and October. During the final two months of the period, investors appeared to grow increasingly concerned about the potential for tighter U.S. Federal Reserve (the Fed) monetary policy in the coming calendar year. Additionally, stock market performance was hurt by worries that the Trump administration's protectionist trade policies would result in slower global economic growth.

4 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

      Although U.S. stocks ended the period with a solid gain, the story was quite different overseas. Signs of slowing economic growth in Europe and China led to negative returns for equities in both the developed and emerging markets. The two asset classes came under further pressure from weakness in foreign currencies versus the U.S. dollar (USD). Since currencies have historically tended to perform well when interest rates are rising, the Fed's aggressive monetary tightening -- including a number of rate increases -- relative to other global central banks provided a strong tailwind for the USD.

      The combination of robust economic growth and tighter Fed policy led to poor returns across the investment-grade bond market. The Fed raised interest rates four times over the course of the year, and continued to reduce the size of its balance sheet. What's more, the consensus expectation was that the Fed would raise rates several more times before the end of 2019. Emerging markets bonds, which faced the added challenges of political turmoil in Argentina and Turkey, were particularly poor performers during the period. However, domestic high-yield bonds, which benefited from improving economic conditions, posted a narrow gain.

Q Could you discuss some of the investment decisions that factored into the Fund's benchmark-relative performance during the 12-month period ended October 31, 2018?

A The Fund's allocation to international equities was the primary reason for its underperformance relative to the Bloomberg Barclays Index over the 12-month period. An allocation to emerging markets equities was an especially large detractor from the Fund's benchmark-relative returns, even though we reduced the size of the position in the latter part of the period. The Fund's allocation to non-U.S. developed-market equities also detracted from benchmark-relative performance, as did our decision to add to the portfolio's weighting in the segment during the second calendar quarter of 2018, after several months of weakness for foreign currencies. The downturn, in fact, persisted through the end of October, so increasing the Fund's allocation detracted even further from benchmark-relative results by giving the portfolio greater exposure to the ongoing underperformance of both overseas stocks and the related currencies.

      On the positive side, the Fund's allocation to U.S. equities aided benchmark-relative returns, led by a number of stocks in the health care and information technology sectors. A portfolio underweight in Treasury Inflation-Protected Securities (TIPS), which make up 100% of the benchmark Bloomberg Barclays Index, was an additional positive

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 5 contributor to relative performance. Finally, a small portfolio position in Greek government debt contributed positively to the Fund's benchmark-relative performance, and offset the weakness of the Fund's investments in emerging markets corporate bonds.

Q Can you discuss how you used derivatives as part of your investment strategy and how the use of derivatives affected the Fund's benchmark-relative performance during the 12-month period ended October 31, 2018?

A We used derivatives across a broad spectrum of asset classes to establish specific market or issuer exposure within the portfolio, and to attempt to hedge downside risk. The derivative instruments we used included equity, fixed-income, and commodity futures; credit-linked securities; long or short positions in exchange-traded funds (ETFs); forward foreign currency contracts; Treasury futures contracts (also long or short positions); and options on both indices and individual securities. The Fund's use of derivatives had a positive effect on benchmark-relative results over the 12-month period.

Q     Could you discuss your outlook and the Fund's current positioning?

A Our view is that while market volatility is likely to continue, the key trends in the world economy remain largely intact. Global economic growth appears to be decelerating somewhat, but unless the U.S. economy runs into trouble or China falls into recession, there is no reason to believe that the slowdown will be severe, in our opinion. The growth gap between the United States and the rest of the world remains large, and all signs indicate that the trend is set to continue. With that as a backdrop, we maintained a fairly steady portfolio positioning over the course of the Fund's fiscal year.

      The Fund's asset allocation remains heavily biased toward equities, with a total weighting of 79% in stocks at the end of October. At the regional level, the Fund has approximately 41% of its invested assets in North America, 26% in other developed economies, and 12% in the emerging markets (primarily China). We have continued to tilt the portfolio toward the United States, despite rich equity valuations, as we do not see a reason for a meaningful compression in the country's valuation premium versus the international markets. Additionally, domestic companies have been buying back shares at a faster pace than their global peers. While the investment potential in the foreign developed markets cannot be easily dismissed, we believe the United States remains the safest option. We find most emerging markets unattractive on a valuation basis, given that the asset class has tended to underperform when the Fed is tightening monetary policy. As a result, we made a sizable reduction in the Fund's weighting in the emerging markets compared with one year ago.

6 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

      At the sector level, we have a preference for investments in aerospace & defense, U.S. health care, cybersecurity, and luxury & leisure companies. Overseas, the Fund has positions in European insurance, European and Singaporean real estate, and banks in Europe, Japan, and the emerging markets. The portfolio's allocation to bank stocks is structural in nature, as we expect the sector's fundamentals will benefit from multi-year tailwinds.

      As of period-end, the Fund retains a meaningful allocation to ETFs that invest in high-quality, dividend-paying* stocks. The PowerShares Buyback Achievers ETF, which invests in U.S.-listed equities that have repurchased at least 5% or more of their shares outstanding in the trailing 12 months, also continues to represent a substantial Fund position. We believe dividends and share buybacks are an indication of management teams that prioritize prudent capital allocation.

      Conversely, we see little value in fixed-income investments in an environment of healthy economic growth and tighter central-bank policies. At present, the Fund has only a small allocation to fixed income, with the majority held in domestic high-yield and emerging markets debt.

      Throughout the course of the Fund's fiscal year, we maintained enough cash in the portfolio to implement the aspect of our investment strategy that reflects our desire to maintain sufficient flexibility, with the goal of capitalizing on potentially higher market volatility in the months ahead. We also see less of an opportunity cost for holding cash, given that tighter Fed monetary policies have led to more compelling yields in certain areas.

      The Fund's positioning reflects our understanding of the current economic climate. With that said, uncertainty persists with respect to how geopolitical tensions or changes to major trade relationships could influence fundamentals and undermine economic growth. We therefore remain acutely focused on determining whether those external considerations may have an impact on our core outlook, which would in turn affect our investment orientation as well as the Fund's asset allocations.

*     Dividends are not guaranteed.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 7

Please refer to the Schedule of Investments on pages 19-34 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

All investments are subject to risk, including the possible loss of principal.

The Fund has the ability to invest in a wide variety of securities and asset classes.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage through the use of derivatives, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit to the amount of loss on an appreciating security that is sold short.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities, which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

The Fund may invest in insurance-linked securities, including event-linked bonds. The return of principal and the payment of interest on insurance-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

8 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities will generally fall.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 9

Portfolio Summary | 10/31/18

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 32.3%
Health Care                                                                14.9%
Industrials                                                                12.1%
Consumer Discretionary                                                      7.9%
Materials                                                                   6.9%
Government                                                                  6.2%
Information Technology                                                      6.0%
Real Estate                                                                 5.0%
Energy                                                                      3.7%
Communication Services                                                      3.1%
Consumer Staples                                                            1.2%
Utilities                                                                   0.7%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                             83.1%
Investment Companies                                                       4.5%
Corporate Bonds                                                            4.3%
Foreign Government Bonds                                                   3.5%
U.S. Government and Agency Obligations                                     2.8%
Over The Counter (OTC) Call Options Purchased                              1.3%
Exchange-Traded Call Options Purchased                                     0.4%
Exchange-Traded Commodity                                                  0.1%
Exchange-Traded Put Options Purchased                                      0.0%+
Preferred Stocks                                                           0.0%+

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. ETFMG Prime Cyber Security ETF                                         3.52%
--------------------------------------------------------------------------------
 2. Ping An Insurance Group Co. of China, Ltd., Class H                    1.84
--------------------------------------------------------------------------------
 3. Booz Allen Hamilton Holding Corp.                                      1.48
--------------------------------------------------------------------------------
 4. Anthem, Inc.                                                           1.46
--------------------------------------------------------------------------------
 5. Indonesia Government International Bond, 3.375%, 4/15/23 (144A)        1.45
--------------------------------------------------------------------------------
 6. U.S. Treasury Bills, 11/8/18                                           1.39
--------------------------------------------------------------------------------
 7. Thermo Fisher Scientific, Inc.                                         1.38
--------------------------------------------------------------------------------
 8. U.S. Treasury Bills, 11/23/18                                          1.32
--------------------------------------------------------------------------------
 9. Microsoft Corp.                                                        1.25
--------------------------------------------------------------------------------
10. UnitedHealth Group, Inc.                                               1.23
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

Prices and Distributions | 10/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                   10/31/18                       10/31/17
--------------------------------------------------------------------------------
         A                       $12.69                         $14.17
--------------------------------------------------------------------------------
         C                       $12.45                         $13.95
--------------------------------------------------------------------------------
         R                       $12.60                         $14.11
--------------------------------------------------------------------------------
         Y                       $12.74                         $14.22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                   10/31/18                       6/22/18
--------------------------------------------------------------------------------
         K*                      $12.69                         $13.67
--------------------------------------------------------------------------------

Distributions per Share: 11/1/17 -- 10/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Short-Term           Long-Term
        Class         Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
         A            $0.3462             $0.5291              $0.3551
--------------------------------------------------------------------------------
         C            $0.2688             $0.5291              $0.3551
--------------------------------------------------------------------------------
         K            $0.0430             $    --              $    --
--------------------------------------------------------------------------------
         R            $0.2914             $0.5291              $0.3551
--------------------------------------------------------------------------------
         Y            $0.3768             $0.5291              $0.3551
--------------------------------------------------------------------------------

The Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-16.

*     Class K shares commenced operations on June 22, 2018

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 11

Performance Update | 10/31/18                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2018)
----------------------------------------------------------
                                           BBG
                                           Barclays
                  Net        Public        U.S. Treasury
                  Asset      Offering      TIPS
                  Value      Price         1-10 Year
Period            (NAV)      (POP)         Index
----------------------------------------------------------
Life of Class
(5/3/2010)         6.60%      6.03%         1.90%
5 years            4.16       3.21          0.69
1 year            -2.08      -6.49         -0.61
----------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
----------------------------------------------------------
                Gross
----------------------------------------------------------
                1.22%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
 5/10     $ 9,550                  $10,000
10/10     $10,152                  $10,481
10/11     $10,822                  $11,217
10/12     $11,689                  $11,797
10/13     $13,409                  $11,351
10/14     $13,604                  $11,419
10/15     $13,991                  $11,277
10/16     $14,114                  $11,804
10/17     $16,790                  $11,821
10/18     $16,441                  $11,749

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

Performance Update | 10/31/18                                    Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2018)
----------------------------------------------------------
                                            BBG
                                            Barclays
                                            U.S. Treasury
                                            TIPS
                    If         If           1-10 Year
Period              Held       Redeemed     Index
----------------------------------------------------------
Life of Class
(5/3/2010)           5.79%      5.79%        1.90%
5 years              3.35       3.35         0.69
1 year              -2.83      -2.83        -0.61
----------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
----------------------------------------------------------
                Gross
----------------------------------------------------------
                1.97%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
 5/10     $10,000                  $10,000
10/10     $10,600                  $10,481
10/11     $11,203                  $11,217
10/12     $12,007                  $11,797
10/13     $13,680                  $11,351
10/14     $13,762                  $11,419
10/15     $14,053                  $11,277
10/16     $14,065                  $11,804
10/17     $16,599                  $11,821
10/18     $16,129                  $11,749

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 13

Performance Update | 10/31/18                                     Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury
TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2018)
----------------------------------------------------------
                                            BBG
                                            Barclays
                            Net             U.S. Treasury
                            Asset           TIPS
                            Value           1-10 Year
Period                      (NAV)           Index
----------------------------------------------------------
Life of Fund
(5/3/2010)                   6.61%           1.90%
5 years                      4.18            0.69
1 year                      -2.00           -0.61
----------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
----------------------------------------------------------
                Gross           Net
----------------------------------------------------------
                0.97%           0.94%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
 5/10     $5,000,000               $5,000,000
10/10     $5,315,000               $5,240,571
10/11     $5,665,914               $5,608,620
10/12     $6,119,889               $5,898,426
10/13     $7,020,648               $5,675,619
10/14     $7,122,391               $5,709,622
10/15     $7,325,209               $5,638,580
10/16     $7,389,684               $5,902,161
10/17     $8,790,686               $5,910,714
10/18     $8,614,719               $5,874,506

Call 1-800-225-6292 or visit us.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on June 22, 2018, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception on June 22, 2018, would have been higher than the performance shown. For the period beginning June 22, 2018, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2019, for Class K shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

Performance Update | 10/31/18                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury
TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2018)
----------------------------------------------------------
                                            BBG
                                            Barclays
                            Net             U.S. Treasury
                            Asset           TIPS
                            Value           1-10 Year
Period                      (NAV)           Index
----------------------------------------------------------
Life of Fund
(5/3/2010)                   6.24%           1.90%
5 years                      3.56            0.69
1 year                      -2.71           -0.61
----------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
----------------------------------------------------------
                Gross
----------------------------------------------------------
                1.66%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
 5/10     $10,000                  $10,000
10/10     $10,630                  $10,481
10/11     $11,332                  $11,217
10/12     $12,240                  $11,797
10/13     $14,037                  $11,351
10/14     $14,204                  $11,419
10/15     $14,473                  $11,277
10/16     $14,522                  $11,804
10/17     $17,188                  $11,821
10/18     $16,722                  $11,749

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 15

Performance Update | 10/31/18                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury
TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2018)
----------------------------------------------------------
                                            BBG
                                            Barclays
                          Net               U.S. Treasury
                          Asset             TIPS
                          Value             1-10 Year
Period                    (NAV)             Index
----------------------------------------------------------
Life of Class
(5/3/2010)                 6.90%             1.90%
5 years                    4.44              0.69
1 year                    -1.86             -0.61
----------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
----------------------------------------------------------
              Gross          Net
----------------------------------------------------------
              0.99%          0.94%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                   Bloomberg Barclays
          Pioneer Flexible         U.S. Treasury TIPS
          Opportunities Fund       1-10 Year Index
 5/10     $5,000,000               $5,000,000
10/10     $5,325,000               $5,240,571
10/11     $5,691,660               $5,608,620
10/12     $6,165,512               $5,898,426
10/13     $7,094,397               $5,675,619
10/14     $7,215,104               $5,709,622
10/15     $7,445,829               $5,638,580
10/16     $7,532,841               $5,902,161
10/17     $8,982,396               $5,910,714
10/18     $8,815,733               $5,874,506

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on actual returns from May 1, 2018, through October 31, 2018.

----------------------------------------------------------------------------------------------
Share Class                     A             C             K            R              Y
----------------------------------------------------------------------------------------------
Beginning Account           $1,000.00     $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 5/1/18
----------------------------------------------------------------------------------------------
Ending Account              $  917.46     $  913.17     $  980.00     $  913.35     $  918.14
Value (after expenses)
on 10/31/18
----------------------------------------------------------------------------------------------
Expenses Paid               $    5.51     $    9.21     $    3.15     $    8.78     $    4.35
During Period*
----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.91%, 0.88%, 1.82% and 0.90% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 and 132/365 for Class K (to reflect the one-half year period).

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2018, through October 31, 2018.

--------------------------------------------------------------------------------------------------
Share Class                        A              C             K            R              Y
--------------------------------------------------------------------------------------------------
Beginning Account              $1,000.00      $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 5/1/18
--------------------------------------------------------------------------------------------------
Ending Account                 $1,019.46      $1,015.58     $1,014.90     $1,016.03     $1,020.67
Value (after expenses)
on 10/31/18
--------------------------------------------------------------------------------------------------
Expenses Paid                  $    5.80      $    9.70     $    3.21     $    9.25     $    4.58
During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.91%, 0.88%, 1.82% and 0.90% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 and 132/365 for Class K (to reflect the one-half year period).

18 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

Schedule of Investments | 10/31/18 (Consolidated)

-----------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-----------------------------------------------------------------------------------------------------------------
                                       UNAFFILIATED ISSUERS -- 96.8%
                                       COMMON STOCKS -- 78.5% of Net Assets
                                       AUTOMOBILES & COMPONENTS -- 0.4%
                                       Auto Parts & Equipment -- 0.4%
        115,322                        Dometic Group AB (144A)                                       $    805,655
          5,490(a)                     Garrett Motion, Inc.                                                83,284
      2,020,000                        Xinyi Glass Holdings Ltd.                                        1,999,120
                                                                                                     ------------
                                       Total Automobiles & Components                                $  2,888,059
-----------------------------------------------------------------------------------------------------------------
                                       BANKS -- 8.5%
                                       Diversified Banks -- 7.3%
        309,627                        ABN AMRO Group NV (144A)                                      $  7,602,106
        418,030                        Bank for Foreign Trade of Vietnam JSC                              995,587
      8,238,000                        China Construction Bank Corp., Class H                           6,534,885
      1,638,500                        China Merchants Bank Co., Ltd., Class H                          6,310,724
         19,409                        Citigroup, Inc.                                                  1,270,513
        136,100                        DBS Group Holdings, Ltd.                                         2,303,351
        352,502                        FinecoBank Banca Fineco S.p.A.                                   3,687,660
      7,858,000                        Industrial & Commercial Bank of China, Ltd., Class H             5,311,457
         29,558                        JPMorgan Chase & Co.                                             3,222,413
        386,700                        Kasikornbank PCL                                                 2,331,419
        358,801                        Sberbank of Russia PJSC (A.D.R.)                                 4,194,384
         48,300                        Sumitomo Mitsui Financial Group, Inc.                            1,885,941
        130,500                        United Overseas Bank, Ltd.                                       2,295,188
                                                                                                     ------------
                                                                                                     $ 47,945,628
-----------------------------------------------------------------------------------------------------------------
                                       Thrifts & Mortgage Finance -- 1.2%
        344,844                        Carlyle Group LP                                              $  6,989,988
        143,054                        OneSavings Bank Plc                                                681,842
                                                                                                     ------------
                                                                                                     $  7,671,830
                                                                                                     ------------
                                       Total Banks                                                   $ 55,617,458
-----------------------------------------------------------------------------------------------------------------
                                       CAPITAL GOODS -- 9.9%
                                       Aerospace & Defense -- 5.4%
         15,267                        Airbus SE                                                     $  1,687,828
         14,553                        Boeing Co.                                                       5,164,278
        748,313(a)                     Bombardier, Inc., Class B                                        1,812,611
         22,843                        BWX Technologies, Inc.                                           1,335,402
         33,817                        L3 Technologies, Inc.                                            6,407,307
         40,389                        Raytheon Co.                                                     7,069,690
         49,251                        Safran SA                                                        6,355,441
         43,047                        Thales SA                                                        5,503,725
                                                                                                     ------------
                                                                                                     $ 35,336,282
-----------------------------------------------------------------------------------------------------------------
                                       Building Products -- 0.0%+
          8,540(a)                     Resideo Technologies, Inc.                                    $    179,767
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 19

-----------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-----------------------------------------------------------------------------------------------------------------
                                       Construction & Engineering -- 0.3%
         14,535                        Fluor Corp.                                                   $    637,505
         19,087                        Vinci SA                                                         1,703,492
                                                                                                     ------------
                                                                                                     $  2,340,997
-----------------------------------------------------------------------------------------------------------------
                                       Electrical Components & Equipment -- 1.0%
         38,317                        Rockwell Automation, Inc.                                     $  6,311,959
-----------------------------------------------------------------------------------------------------------------
                                       Industrial Conglomerates -- 1.7%
         51,243                        Honeywell International, Inc.                                 $  7,421,011
         41,553                        Rheinmetall AG                                                   3,598,539
                                                                                                     ------------
                                                                                                     $ 11,019,550
-----------------------------------------------------------------------------------------------------------------
                                       Industrial Machinery -- 1.5%
         63,589                        Ingersoll-Rand Plc                                            $  6,100,729
         71,887                        Interpump Group S.p.A.                                           2,074,082
          9,021                        Schindler Holding AG                                             1,900,382
                                                                                                     ------------
                                                                                                     $ 10,075,193
                                                                                                     ------------
                                       Total Capital Goods                                           $ 65,263,748
-----------------------------------------------------------------------------------------------------------------
                                       COMMERCIAL & PROFESSIONAL SERVICES -- 0.3%
                                       Environmental & Facilities Services -- 0.3%
         24,363                        Waste Management, Inc.                                        $  2,179,758
                                                                                                     ------------
                                       Total Commercial & Professional Services                      $  2,179,758
-----------------------------------------------------------------------------------------------------------------
                                       CONSUMER DURABLES & APPAREL -- 4.1%
                                       Apparel, Accessories & Luxury Goods -- 3.7%
          8,899                        adidas AG                                                     $  2,094,305
         40,194                        Cie Financiere Richemont SA                                      2,938,059
         14,373                        Kering SA                                                        6,400,853
         23,272                        LVMH Moet Hennessy Louis Vuitton SE                              7,077,801
        144,209                        Moncler S.p.A.                                                   5,009,174
          3,029                        Swatch Group AG                                                  1,023,836
                                                                                                     ------------
                                                                                                     $ 24,544,028
-----------------------------------------------------------------------------------------------------------------
                                       Footwear -- 0.4%
          4,919                        Puma SE                                                       $  2,526,784
                                                                                                     ------------
                                       Total Consumer Durables & Apparel                             $ 27,070,812
-----------------------------------------------------------------------------------------------------------------
                                       CONSUMER SERVICES -- 2.0%
                                       Casinos & Gaming -- 0.8%
        624,000                        Galaxy Entertainment Group, Ltd.                              $  3,374,242
         16,772(a                      Kambi Group Plc                                                    464,109
         31,914                        Kindred Group Plc                                                  340,077
         52,554                        LeoVegas AB (144A)                                                 306,914
         73,933(a)                     Mr. Green & Co. AB                                                 560,732
                                                                                                     ------------
                                                                                                     $  5,046,074
-----------------------------------------------------------------------------------------------------------------
                                       Hotels, Resorts & Cruise Lines -- 0.3%
        192,542                        Melia Hotels International SA                                 $  1,978,093
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-----------------------------------------------------------------------------------------------------------------
                                       Restaurants -- 0.9%
         85,141                        Aramark                                                       $  3,058,264
        146,721                        Compass Group Plc                                                2,885,725
                                                                                                     ------------
                                                                                                     $  5,943,989
                                                                                                     ------------
                                       Total Consumer Services                                       $ 12,968,156
-----------------------------------------------------------------------------------------------------------------
                                       DIVERSIFIED FINANCIALS -- 5.2%
                                       Asset Management & Custody Banks -- 2.1%
        213,615                        Blackstone Group LP                                           $  6,912,581
        195,521                        KKR & Co., Inc.                                                  4,624,072
        226,193                        St James's Place Plc                                             2,927,823
                                                                                                     ------------
                                                                                                     $ 14,464,476
-----------------------------------------------------------------------------------------------------------------
                                       Consumer Finance -- 2.2%
         81,111                        Capital One Financial Corp.                                   $  7,243,212
        102,994                        Discover Financial Services                                      7,175,592
                                                                                                     ------------
                                                                                                     $ 14,418,804
-----------------------------------------------------------------------------------------------------------------
                                       Diversified Capital Markets -- 0.3%
         24,834                        Macquarie Group, Ltd.                                         $  2,058,919
-----------------------------------------------------------------------------------------------------------------
                                       Financial Exchanges & Data -- 0.4%
         12,940                        S&P Global, Inc.                                              $  2,359,221
-----------------------------------------------------------------------------------------------------------------
                                       Investment Banking & Brokerage -- 0.2%
         31,124                        Morgan Stanley                                                $  1,421,122
                                                                                                     ------------
                                       Total Diversified Financials                                  $ 34,722,542
-----------------------------------------------------------------------------------------------------------------
                                       ENERGY -- 3.0%
                                       Integrated Oil & Gas -- 1.4%
         51,721                        LUKOIL PJSC (A.D.R.)                                          $  3,860,455
         90,863                        TOTAL SA                                                         5,341,849
                                                                                                     ------------
                                                                                                     $  9,202,304
-----------------------------------------------------------------------------------------------------------------
                                       Oil & Gas Equipment & Services -- 0.5%
        561,625(a)                     Saipem S.p.A.                                                 $  3,072,404
-----------------------------------------------------------------------------------------------------------------
                                       Oil & Gas Exploration & Production -- 0.9%
         58,540                        EOG Resources, Inc.                                           $  6,166,603
-----------------------------------------------------------------------------------------------------------------
                                       Oil & Gas Storage & Transportation -- 0.2%
      4,650,000                        China Suntien Green Energy Corp., Ltd., Class H               $  1,186,066
                                                                                                     ------------
                                       Total Energy                                                  $ 19,627,377
-----------------------------------------------------------------------------------------------------------------
                                       FOOD, BEVERAGE & TOBACCO -- 1.1%
                                       Packaged Foods & Meats -- 1.1%
        256,500(a)                     Health & Happiness H&H International Holdings, Ltd.           $  1,458,975
        461,910(a)                     Masan Group Corp.                                                1,642,224
        101,479                        Mondelez International, Inc.                                     4,260,088
                                                                                                     ------------
                                       Total Food, Beverage & Tobacco                                $  7,361,287
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 21

-----------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-----------------------------------------------------------------------------------------------------------------
                                       HEALTH CARE EQUIPMENT & SERVICES -- 8.9%
                                       Health Care Equipment -- 5.2%
         20,323                        Abbott Laboratories                                           $  1,401,067
         29,882                        Becton Dickinson and Co.                                         6,887,801
         55,456(a)                     Boston Scientific Corp.                                          2,004,180
         54,472                        Danaher Corp.                                                    5,414,517
         48,460                        Hill-Rom Holdings, Inc.                                          4,074,517
          8,797(a)                     IDEXX Laboratories, Inc.                                         1,866,019
         12,698(a)                     Intuitive Surgical, Inc.                                         6,617,944
         35,878                        Stryker Corp.                                                    5,820,129
                                                                                                     ------------
                                                                                                     $ 34,086,174
-----------------------------------------------------------------------------------------------------------------
                                       Managed Health Care -- 3.7%
         32,893                        Anthem, Inc.                                                  $  9,064,324
         23,557                        Humana, Inc.                                                     7,547,898
         29,273                        UnitedHealth Group, Inc.                                         7,650,499
                                                                                                     ------------
                                                                                                     $ 24,262,721
                                                                                                     ------------
                                       Total Health Care Equipment & Services                        $ 58,348,895
-----------------------------------------------------------------------------------------------------------------
                                       INSURANCE -- 9.4%
                                       Life & Health Insurance -- 6.3%
        716,255                        Aegon NV                                                      $  4,398,888
        327,200                        AIA Group, Ltd.                                                  2,476,622
        551,000                        China Taiping Insurance Holdings Co., Ltd.                       1,841,105
      1,014,523                        Legal & General Group Plc                                        3,258,681
        927,700                        New China Life Insurance Co., Ltd., Class H                      4,336,180
        160,068                        NN Group NV                                                      6,882,140
      1,214,000                        Ping An Insurance Group Co. of China, Ltd., Class H             11,433,915
         19,116(a)                     Swiss Life Holding AG                                            7,208,434
                                                                                                     ------------
                                                                                                     $ 41,835,965
-----------------------------------------------------------------------------------------------------------------
                                       Multi-line Insurance -- 2.0%
         40,218                        Ageas                                                         $  2,011,761
         34,512                        Allianz SE                                                       7,202,124
        154,546                        AXA SA                                                           3,871,424
                                                                                                     ------------
                                                                                                     $ 13,085,309
-----------------------------------------------------------------------------------------------------------------
                                       Property & Casualty Insurance -- 0.4%
        245,384                        Direct Line Insurance Group Plc                               $  1,032,627
         21,743                        Progressive Corp.                                                1,515,487
                                                                                                     ------------
                                                                                                     $  2,548,114
-----------------------------------------------------------------------------------------------------------------
                                       Reinsurance -- 0.7%
         32,536                        Hannover Rueck SE                                             $  4,384,411
                                                                                                     ------------
                                       Total Insurance                                               $ 61,853,799
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-----------------------------------------------------------------------------------------------------------------
                                       MATERIALS -- 5.0%
                                       Copper -- 0.2%
        145,244                        OZ Minerals, Ltd.                                             $    927,793
-----------------------------------------------------------------------------------------------------------------
                                       Diversified Metals & Mining -- 3.2%
        202,207                        Anglo American Plc                                            $  4,326,182
      1,688,157(a)                     Glencore Plc                                                     6,874,501
        245,397                        MMC Norilsk Nickel PJSC (A.D.R.)                                 4,061,320
        286,320                        Teck Resources, Ltd., Class B                                    5,915,765
                                                                                                     ------------
                                                                                                     $ 21,177,768
-----------------------------------------------------------------------------------------------------------------
                                       Steel -- 1.6%
        266,280                        ArcelorMittal                                                 $  6,640,266
        100,366                        Steel Dynamics, Inc.                                             3,974,494
                                                                                                     ------------
                                                                                                     $ 10,614,760
                                                                                                     ------------
                                       Total Materials                                               $ 32,720,321
-----------------------------------------------------------------------------------------------------------------
                                       MEDIA & ENTERTAINMENT -- 2.3%
                                       Advertising -- 0.3%
         37,970                        Stroeer SE & Co. KGaA                                         $  1,983,946
-----------------------------------------------------------------------------------------------------------------
                                       Interactive Home Entertainment -- 0.4%
         31,523(a)                     Electronic Arts, Inc.                                         $  2,867,963
-----------------------------------------------------------------------------------------------------------------
                                       Interactive Media & Services -- 1.2%
         37,405(a)                     Catena Media Plc                                              $    416,473
         84,110(a)                     Momo, Inc. (A.D.R.)                                              2,823,573
        149,222(a)                     Yandex NV                                                        4,496,059
                                                                                                     ------------
                                                                                                     $  7,736,105
-----------------------------------------------------------------------------------------------------------------
                                       Publishing -- 0.4%
         96,385                        Lagardere SCA                                                 $  2,638,036
                                                                                                     ------------
                                       Total Media & Entertainment                                   $ 15,226,050
-----------------------------------------------------------------------------------------------------------------
                                       PHARMACEUTICALS, BIOTECHNOLOGY &
                                       LIFE SCIENCES -- 5.2%
                                       Biotechnology -- 1.4%
         32,352(a)                     Alexion Pharmaceuticals, Inc.                                 $  3,625,689
         10,645(a)                     Biogen, Inc.                                                     3,238,954
          6,123(a)                     Regeneron Pharmaceuticals, Inc.                                  2,077,166
                                                                                                     ------------
                                                                                                     $  8,941,809
-----------------------------------------------------------------------------------------------------------------
                                       Life Sciences Tools & Services -- 2.3%
         91,878                        Agilent Technologies, Inc.                                    $  5,952,776
          5,447(a)                     Charles River Laboratories International, Inc.                    663,553
         36,735                        Thermo Fisher Scientific, Inc.                                   8,583,133
                                                                                                     ------------
                                                                                                     $ 15,199,462
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 23

-----------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-----------------------------------------------------------------------------------------------------------------
                                       Pharmaceuticals -- 1.5%
         12,626                        Johnson & Johnson                                             $  1,767,514
         50,174                        Novartis AG                                                      4,391,127
         11,361                        Roche Holding AG                                                 2,761,796
         12,149                        Zoetis, Inc.                                                     1,095,233
                                                                                                     ------------
                                                                                                     $ 10,015,670
                                                                                                     ------------
                                       Total Pharmaceuticals, Biotechnology &
                                       Life Sciences                                                 $ 34,156,941
-----------------------------------------------------------------------------------------------------------------
                                       REAL ESTATE -- 4.7%
                                       Diversified Real Estate Activities -- 0.1%
        113,800                        City Developments, Ltd.                                       $    649,371
-----------------------------------------------------------------------------------------------------------------
                                       Diversified REIT -- 0.7%
        145,212                        Lar Espana Real Estate Socimi SA                              $  1,437,626
        263,488                        Merlin Properties Socimi SA                                      3,303,209
                                                                                                     ------------
                                                                                                     $  4,740,835
-----------------------------------------------------------------------------------------------------------------
                                       Hotel & Resort REIT -- 0.3%
         26,685                        Ryman Hospitality Properties, Inc.                            $  2,070,489
-----------------------------------------------------------------------------------------------------------------
                                       Real Estate Development -- 1.7%
      1,096,000                        China Resources Land, Ltd.                                    $  3,718,073
      1,670,000                        KWG Property Holding, Ltd.                                       1,275,760
        916,500                        Longfor Properties Co., Ltd.                                     2,225,488
        999,000                        Shimao Property Holdings, Ltd.                                   1,954,414
        805,477(a)                     Vinhomes JSC (144A)                                              2,290,963
                                                                                                     ------------
                                                                                                     $ 11,464,698
-----------------------------------------------------------------------------------------------------------------
                                       Real Estate Operating Companies -- 1.7%
         72,095                        Deutsche Wohnen SE                                            $  3,298,767
        114,059                        Grand City Properties SA                                         2,759,133
        108,006                        Vonovia SE                                                       4,939,461
                                                                                                     ------------
                                                                                                     $ 10,997,361
-----------------------------------------------------------------------------------------------------------------
                                       Real Estate Services -- 0.2%
      2,802,000(a)                     Colour Life Services Group Co., Ltd.                          $  1,347,210
                                                                                                     ------------
                                       Total Real Estate                                             $ 31,269,964
-----------------------------------------------------------------------------------------------------------------
                                       RETAILING -- 1.0%
                                       Home Improvement Retail -- 0.4%
         12,913                        Home Depot, Inc.                                              $  2,271,139
-----------------------------------------------------------------------------------------------------------------
                                       Homefurnishing Retail -- 0.1%
         28,889                        Maisons du Monde SA (144A)                                    $    723,678
-----------------------------------------------------------------------------------------------------------------
                                       Specialty Stores -- 0.5%
         31,227                        Tiffany & Co.                                                 $  3,475,565
                                                                                                     ------------
                                       Total Retailing                                               $  6,470,382
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-----------------------------------------------------------------------------------------------------------------
                                       SOFTWARE & SERVICES -- 5.2%
                                       Application Software -- 1.2%
         10,586(a)                     Adobe Systems, Inc.                                           $  2,601,615
        107,135(a)                     Envestnet, Inc.                                                  5,573,162
                                                                                                     ------------
                                                                                                     $  8,174,777
-----------------------------------------------------------------------------------------------------------------
                                       Data Processing & Outsourced Services -- 0.9%
        102,426(a)                     First Data Corp.                                              $  1,919,463
         19,875                        Mastercard, Inc.                                                 3,928,692
                                                                                                     ------------
                                                                                                     $  5,848,155
-----------------------------------------------------------------------------------------------------------------
                                       Internet Services & Infrastructure -- 0.2%
         53,432(a)                     iQIYI, Inc. (A.D.R.)                                          $  1,049,404
-----------------------------------------------------------------------------------------------------------------
                                       IT Consulting & Other Services -- 1.7%
        186,520                        Booz Allen Hamilton Holding Corp.                             $  9,240,201
         16,484                        Capgemini SE                                                     2,014,289
                                                                                                     ------------
                                                                                                     $ 11,254,490
-----------------------------------------------------------------------------------------------------------------
                                       Systems Software -- 1.2%
         72,583                        Microsoft Corp.                                               $  7,752,590
                                                                                                     ------------
                                       Total Software & Services                                     $ 34,079,416
-----------------------------------------------------------------------------------------------------------------
                                       TECHNOLOGY HARDWARE & EQUIPMENT -- 1.5%
                                       Communications Equipment -- 1.0%
         45,080                        Harris Corp.                                                  $  6,703,847
-----------------------------------------------------------------------------------------------------------------
                                       Electronic Components -- 0.5%
         21,411                        Amphenol Corp.                                                $  1,916,284
        122,500                        Sunny Optical Technology Group Co., Ltd.                         1,062,358
                                                                                                     ------------
                                                                                                     $  2,978,642
                                                                                                     ------------
                                       Total Technology Hardware & Equipment                         $  9,682,489
-----------------------------------------------------------------------------------------------------------------
                                       TRANSPORTATION -- 0.1%
                                       Highways & Railtracks -- 0.1%
      1,092,000                        Shenzhen Expressway Co., Ltd., Class H                        $  1,004,115
                                                                                                     ------------
                                       Total Transportation                                          $  1,004,115
-----------------------------------------------------------------------------------------------------------------
                                       UTILITIES -- 0.7%
                                       Electric Utilities -- 0.3%
        278,000                        CK Infrastructure Holdings, Ltd.                              $  2,031,539
-----------------------------------------------------------------------------------------------------------------
                                       Renewable Electricity -- 0.4%
      3,627,000                        China Everbright Greentech, Ltd. (144A)                       $  2,608,870
                                                                                                     ------------
                                       Total Utilities                                               $  4,640,409
-----------------------------------------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $532,807,783)                                           $517,151,978
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 25

-----------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-----------------------------------------------------------------------------------------------------------------
                                       PREFERRED STOCK -- 0.1% of Net Assets
                                       REAL ESTATE -- 0.1%
                                       Retail REIT -- 0.1%
            204^                       Wheeler Real Estate Investment Trust, Inc.                    $    143,808
                                                                                                     ------------
                                       Total Real Estate                                             $    143,808
-----------------------------------------------------------------------------------------------------------------
                                       TOTAL PREFERRED STOCK
                                       (Cost $195,245)                                               $    143,808
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
-----------------------------------------------------------------------------------------------------------------
                                       CORPORATE BONDS -- 4.1% of Net Assets
                                       BANKS -- 1.5%
                                       Diversified Banks -- 1.5%
      2,301,000(b)                     Banco do Brasil SA, 3.875%, 10/10/22                          $  2,182,522
      4,500,000                        Industrial & Commercial Bank of China, Ltd.,
                                       3.538%, 11/8/27                                                  4,193,770
      3,804,000(c)(d)                  Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
                                       Rate + 546 bps) (144A)                                           3,447,375
                                                                                                     ------------
                                       Total Banks                                                   $  9,823,667
-----------------------------------------------------------------------------------------------------------------
                                       ENERGY -- 0.6%
                                       Integrated Oil & Gas -- 0.6%
      3,798,000                        Petrobras Global Finance BV, 4.375%, 5/20/23                  $  3,663,171
                                                                                                     ------------
                                       Total Energy                                                  $  3,663,171
-----------------------------------------------------------------------------------------------------------------
                                       MATERIALS -- 1.4%
                                       Commodity Chemicals -- 0.3%
      2,081,000(b)                     Braskem Finance, Ltd., 6.45%, 2/3/24                          $  2,183,489
-----------------------------------------------------------------------------------------------------------------
                                       Diversified Metals & Mining -- 0.7%
      2,000,000                        Anglo American Capital Plc, 4.75%,
                                       4/10/27 (144A)                                                $  1,925,648
      2,637,000                        MMC Norilsk Nickel OJSC via MMC Finance,
                                       DAC, 4.1%, 4/11/23 (144A)                                        2,491,965
                                                                                                     ------------
                                                                                                     $  4,417,613
-----------------------------------------------------------------------------------------------------------------
                                       Paper Packaging -- 0.4%
      3,000,000                        Sealed Air Corp., 5.125%, 12/1/24 (144A)                      $  2,917,500
                                                                                                     ------------
                                       Total Materials                                               $  9,518,602
-----------------------------------------------------------------------------------------------------------------
                                       TELECOMMUNICATION SERVICES -- 0.6%
                                       Alternative Carriers -- 0.6%
      4,400,000                        CenturyLink, Inc., 7.65%, 3/15/42                             $  3,784,000
                                                                                                     ------------
                                       Total Telecommunication Services                              $  3,784,000
-----------------------------------------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $27,413,249)                                            $ 26,789,440
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                       Value
-----------------------------------------------------------------------------------------------------------------
                                       FOREIGN GOVERNMENT BONDS --
                                       3.3% of Net Assets
                                       Argentina -- 0.5%
      4,500,000                        Argentine Republic Government International Bond,
                                       5.875%, 1/11/28                                               $  3,465,000
-----------------------------------------------------------------------------------------------------------------
                                       Brazil -- 0.8%
      5,280,000                        Brazilian Government International Bond,
                                       4.25%, 1/7/25                                                 $  5,097,101
-----------------------------------------------------------------------------------------------------------------
                                       Indonesia -- 1.4%
      9,434,000                        Indonesia Government International Bond,
                                       3.375%, 4/15/23 (144A)                                        $  9,017,734
-----------------------------------------------------------------------------------------------------------------
                                       Russia -- 0.5%
      3,400,000                        Russian Foreign Bond - Eurobond, 4.875%,
                                       9/16/23 (144A)                                                $  3,476,398
-----------------------------------------------------------------------------------------------------------------
                                       Turkey -- 0.1%
TRY   4,250,000                        Turkey Government Bond, 8.5%, 7/10/19                         $   695,483
-----------------------------------------------------------------------------------------------------------------
                                       TOTAL FOREIGN GOVERNMENT BONDS
                                       (Cost $22,142,636)                                            $ 21,751,716
-----------------------------------------------------------------------------------------------------------------
                                       U.S. GOVERNMENT AND AGENCY
                                       OBLIGATIONS -- 2.6% of Net Assets
      8,680,000(e)                     U.S. Treasury Bills, 11/8/18                                  $  8,676,473
      8,240,000(e)                     U.S. Treasury Bills, 11/23/18                                    8,229,167
-----------------------------------------------------------------------------------------------------------------
                                       TOTAL U.S. GOVERNMENT AND
                                       AGENCY OBLIGATIONS
                                       (Cost $16,905,514)                                            $ 16,905,640
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------------------
                                       INVESTMENT COMPANIES -- 4.2% of Net Assets
                                       DIVERSIFIED FINANCIALS -- 4.2%
                                       Diversified Capital Markets -- 3.6%
        607,873                        ETFMG Prime Cyber Security ETF                                $ 21,895,586
         62,296                        Invesco International BuyBack Achievers ETF                      1,929,307
                                                                                                     ------------
                                                                                                     $ 23,824,893
-----------------------------------------------------------------------------------------------------------------
                                       Other Diversified Financial Services -- 0.3%
         82,370                        SPDR S&P Euro Dividend Aristocrats UCITS ETF                  $  2,008,407
-----------------------------------------------------------------------------------------------------------------
                                       Specialized Finance -- 0.3%
        120,057                        VanEck Vectors Vietnam ETF                                    $  1,822,465
                                                                                                     ------------
                                       Total Diversified Financials                                  $ 27,655,765
-----------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENT COMPANIES
                                       (Cost $28,799,964)                                            $ 27,655,765
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 27

-----------------------------------------------------------------------------------------------------------------
Shares                                                                                               Value
-----------------------------------------------------------------------------------------------------------------
                                       EXCHANGE-TRADED COMMODITY --
                                       0.1% of Net Assets
                                       DIVERSIFIED FINANCIALS -- 0.1%
                                       Asset Management & Custody Banks -- 0.1%
          3,411(a)(b)                  Xtrackers Physical Rhodium ETC                                $    689,022
                                                                                                     ------------
                                       Total Diversified Financials                                  $    689,022
-----------------------------------------------------------------------------------------------------------------
                                       TOTAL EXCHANGE-TRADED COMMODITY
                                       (Cost $534,086)                                               $    689,022
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Number of                                                                 Strike       Expiration
Contracts         Description          Counterparty       Notional        Price        Date
-----------------------------------------------------------------------------------------------------------------
                                       EXCHANGE-TRADED CALL OPTIONS
                                       PURCHASED -- 0.4%
          2,000   Blue Apron           Citigroup Global   USD   266,000   USD      7   1/18/19       $     15,000
                  Holdings, Inc.       Markets, Inc.
          8,690   Euro Stoxx           Citibank NA        EUR 1,383,519   EUR    170   3/15/19            245,808
                  600 Index
         20,000   KKR & Co. LP         Citigroup Global   USD 1,216,400   USD     25   1/18/19          1,800,000
                                       Markets, Inc.
         10,000   Selected             Citigroup Global   USD   750,000   USD     27   1/18/19            660,000
                  Sector SPDR          Markets, Inc.
                                                                                                     ------------
                                                                                                     $  2,720,808
-----------------------------------------------------------------------------------------------------------------
                                       TOTAL EXCHANGE-TRADED CALL
                                       OPTIONS PURCHASED
                                       (Premiums paid $3,615,919)                                    $  2,720,808
-----------------------------------------------------------------------------------------------------------------
                                       EXCHANGE-TRADED PUT OPTION
                                       PURCHASED -- 0.0%+
         25,392   Deutsche             Barclays           EUR   624,600   EUR      7   12/21/18      $    287,298
                  Bank AG              Capital
-----------------------------------------------------------------------------------------------------------------
                                       TOTAL EXCHANGE-TRADED PUT
                                       OPTION PURCHASED
                                       (Premiums paid $624,600)                                      $    287,298
-----------------------------------------------------------------------------------------------------------------
                                       OVER THE COUNTER (OTC) CALL
                                       OPTIONS PURCHASED -- 1.3%
         31,571   Euro Stoxx 50        Citibank NA        EUR 3,001,680   EUR  3,559   6/21/19       $    492,214
          4,361   FTSE 100 Index       Citibank NA        GBP   766,532   GBP  7,622   1/21/19            128,402
          3,270   FTSE 100 Index       Citigroup Global   GBP   839,711   GBP  7,697   3/15/19            130,535
                                       Markets, Inc.
         81,777   MSCI Emerging        Citibank NA        USD 4,999,985   USD  1,126   7/19/19          1,010,494
                  Markets Index
      1,844,500   MSCI China           Citibank NA        HKD   840,134   HKD     91   12/28/18             2,283
                  Index
             53   Nikkei 225 Index     Citibank NA        JPY   668,728   JPY 21,298   9/13/19            818,100
            234   Nikkei 225 Index     Citibank NA        JPY 1,786,726   JPY 23,504   9/13/19          1,581,189
        126,150   Nikkei 225 Index     JPMorgan           JPY 1,096,201   JPY 21,656   8/9/19           1,649,114
                                       Chase Bank NA

The accompanying notes are an integral part of these financial statements.

28 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------------------------------------
Number of                                                                 Strike       Expiration
Contracts         Description          Counterparty       Notional        Price        Date          Value
-----------------------------------------------------------------------------------------------------------------
                                       OVER THE COUNTER (OTC) CALL
                                       OPTIONS PURCHASED -- (continued)
         10,883   S&P 500 Index        Citibank NA        USD   960,042   USD  2,772   4/19/19       $  1,104,299
         11,342   S&P 500 Index        Citibank NA        USD   989,964   USD  2,742   4/19/19          1,313,942
                                                                                                     ------------
                                                                                                     $  8,230,572
-----------------------------------------------------------------------------------------------------------------
                                       TOTAL OVER THE COUNTER (OTC) CALL
                                       OPTIONS PURCHASED
                                       (Premiums paid $15,949,703)                                   $  8,230,572
-----------------------------------------------------------------------------------------------------------------
                                       TOTAL OPTIONS PURCHASED
                                       (Premiums paid $20,190,222)                                   $ 11,238,678
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
-----------------------------------------------------------------------------------------------------------------
                                       TEMPORARY CASH INVESTMENTS --
                                       2.2% of Net Assets
                                       REPURCHASE AGREEMENTS -- 2.2%
      1,360,000                        $1,360,000 Merrill Lynch, Pierce, Fenner &
                                       Smith Inc., 2.2%, dated 10/31/18 plus accrued
                                       interest on 11/1/18 collateralized by $1,387,200
                                       Government National Mortgage Association,
                                       4.5%, 9/20/48                                                 $  1,360,000
      6,910,000                        $6,910,000 RBC Capital Markets LLC, 2.21%,
                                       dated 10/31/18 plus accrued interest on
                                       11/1/18 collateralized by $7,048,633 Federal
                                       National Mortgage Association, 4.0%, 7/1/48                      6,910,000
      3,825,000                        $3,825,000 ScotiaBank, 2.2%, dated 10/31/18
                                       plus accrued interest on 11/1/18 collateralized
                                       by the following:
                                       $982,815 Freddie Mac Giant, 3.5%, 12/1/47
                                       $2,918,924 Federal National Mortgage
                                       Association, 3.5% - 5.0%, 3/1/47 - 7/1/78                        3,825,000
      1,290,000                        $1,290,000 TD Securities USA LLC, 2.19%,
                                       dated 10/31/18 plus accrued interest on 11/1/18
                                       collateralized by $1,315,850 U.S. Treasury Notes,
                                       2.25%, 1/31/24                                                   1,290,000
      1,290,000                        $1,290,000 TD Securities USA LLC, 2.21%, dated
                                       10/31/18 plus accrued interest on 11/1/18
                                       collateralized by $1,315,850 U.S. Treasury Notes,
                                       2.25%, 1/31/24                                                   1,290,000
                                                                                                     ------------
                                                                                                     $ 14,675,000
-----------------------------------------------------------------------------------------------------------------
                                       TOTAL TEMPORARY CASH INVESTMENTS
                                       (Cost $14,675,000)                                            $ 14,675,000
-----------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS IN UNAFFILIATED
                                       ISSUERS -- 96.8%
                                       (Cost $663,663,699)                                           $637,001,047
-----------------------------------------------------------------------------------------------------------------
                                       OTHER ASSETS AND LIABILITIES -- 3.2%                          $ 21,227,458
-----------------------------------------------------------------------------------------------------------------
                                       NET ASSETS -- 100.0%                                          $658,228,505
=================================================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 29
bps           Basis Points.

REIT          Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2018, the value of these securities amounted to $37,614,806, or 5.7% of net assets.

(A.D.R.)      American Depositary Receipts.

+             Amount rounds to less than 0.1%.

^ Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

(a)           Non-income producing security.

(b) All or a portion of this security is held by Flexible Opportunities Commodity Fund Ltd. (formerly, Pioneer Cayman Commodity Fund Ltd.)

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2018.

(d)           Security is perpetual in nature and has no stated maturity date.

(e) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2018, were as follows:

--------------------------------------------------------------------------------
                                            Purchases            Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                   $   19,777,613       $   19,907,516
Other Long-Term Securities                  $1,767,592,682       $1,686,074,694

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2018, the Fund did not engage in cross trade activity.

At October 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $676,385,677 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                there is an excess of value over tax cost                              $ 39,734,752
              Aggregate gross unrealized depreciation for all investments in which
                there is an excess of tax cost over value                               (68,611,109)
                                                                                       ------------
              Net unrealized depreciation                                              $(28,876,357)
                                                                                       ============

The accompanying notes are an integral part of these financial statements.

30 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

FUTURES CONTRACTS
CURRENCY FUTURES CONTRACTS

-------------------------------------------------------------------------------------------------
Number of
Contracts                       Expiration    Notional          Market            Unrealized
Short       Description         Date          Amount            Value             Appreciation
-------------------------------------------------------------------------------------------------
   318      EURO                12/17/18      $ 46,629,557      $ 45,138,113      $ 1,491,444
   237      Great British       12/17/18        19,485,844        18,954,075          531,769
            Pound
-------------------------------------------------------------------------------------------------
                                              $ 66,115,401      $ 64,092,188      $ 2,023,213
-------------------------------------------------------------------------------------------------

INDEX FUTURES CONTRACTS

-------------------------------------------------------------------------------------------------
                                                                                  Net
Number of                                                                         Unrealized
Contracts                       Expiration    Notional          Market            Appreciation
Short       Description         Date          Amount            Value             (Depreciation)
-------------------------------------------------------------------------------------------------
 1,468      Euro Stoxx 50       12/21/18      $ 55,511,079      $ 53,051,336      $ 2,459,743
   634      FTSE/JSE Top 40     12/20/18        22,033,167        19,961,426        2,071,741
   183      FTSE/MIB            12/21/18        19,549,549        19,654,730         (105,181)
   404      MSCI China Free     12/21/18        16,692,049        14,909,620        1,782,429
   847      MSCI Emerging       12/21/18        43,982,836        40,516,245        3,466,591
            Market
    95      Nasdaq 100          12/21/18        13,195,947        13,253,450          (57,503)
            E-MINI
-------------------------------------------------------------------------------------------------
                                              $170,964,627      $161,346,807      $ 9,617,820
-------------------------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                       $237,080,028      $225,438,995      $11,641,033
=================================================================================================

SWAP CONTRACTS
OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACTS -- SELL PROTECTION

----------------------------------------------------------------------------------------------------------------------
Notional                     Obligation         Pay/                        Expiration    Unrealized      Market
Amount(1)   Counterparty     Reference/Index    Receive(2)    Coupon        Date          Depreciation    Value
----------------------------------------------------------------------------------------------------------------------
   26,483   Goldman          Goldman Sachs      Pay           3M LIBOR +    11/26/18      $  (397,509)    $  (397,509)
            Sachs            Total Cash                       39bps
            International    Return Index*
   87,810   Goldman          Goldman Sachs      Pay           3M LIBOR +    5/1/19           (735,251)       (735,251)
            Sachs            Total Cash                       39bps
            International    Return Index*
----------------------------------------------------------------------------------------------------------------------
TOTAL SWAPS CONTRACTS                                                                     $(1,132,760)    $(1,132,760)
======================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Pays Quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

EUR -- Euro
GBP -- Great British Pound
HKD -- Hong Kong Dollar
JPY -- Japanese Yen
TRY -- Turkish Lira

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 31

* The following table shows the individual positions and related values of the securities underlying each total return swap with Goldman Sachs International, as of October 31, 2018.

--------------------------------------------------------------------------------------
Index Description                       Shares        Value               % of basket
--------------------------------------------------------------------------------------
AbbVie Inc.                                306        $   (23,860)              2.11%
AES Corp.                                1,787            (26,052)              2.30%
American Airlines Group, Inc.              474            (16,634)              1.47%
American International Group, Inc.         332            (13,699)              1.21%
Ameriprise Financial, Inc                  158            (20,112)              1.78%
AmerisourceBergen Corp.                    246            (21,674)              1.91%
Apple, Inc.                                141            (30,791)              2.72%
Applied Materials, Inc.                    498            (16,363)              1.44%
Archer-Daniels-Midland Co.                 442            (20,872)              1.84%
Assurant, Inc.                             210            (20,413)              1.80%
Boeing Co.                                 109            (38,801)              3.43%
Capital One Financial Corp.                251            (22,452)              1.98%
CBS Corp.                                  304            (17,413)              1.54%
CenturyLink, Inc.                          787            (16,249)              1.43%
Corning, Inc.                              700            (22,384)              1.98%
DENTSPLY SIRONA, Inc.                      320            (11,067)              0.98%
Discover Financial Services                323            (22,495)              1.99%
eBay, Inc.                                 605            (17,560)              1.55%
Equity Residential                         313            (20,328)              1.79%
Express Scripts Holding Co                 329            (31,948)              2.82%
F5 Networks, Inc.                          157            (27,431)              2.42%
General Electric Co.                       697             (7,041)              0.62%
Gilead Sciences, Inc.                      295            (20,100)              1.77%
HCA Healthcare, Inc.                       240            (32,045)              2.83%
HP, Inc.                                 1,074            (25,922)              2.29%
LyondellBasell Industries NV               238            (21,285)              1.88%
McDonald's Corp.                           144            (25,549)              2.26%
Michael Kors Holdings, Ltd.                541            (29,997)              2.65%
Monster Beverage Corp.                     445            (23,536)              2.08%
Motorola Solutions, Inc.                   235            (28,811)              2.54%
Navient Corp.                            1,330            (15,396)              1.36%
NetApp, Inc.                               507            (39,804)              3.52%
NRG Energy, Inc.                         1,196            (43,276)              3.82%
ONEOK, Inc.                                384            (25,199)              2.22%
Procter & Gamble Co.                       231            (20,522)              1.81%
PulteGroup, Inc.                           891            (21,903)              1.93%
Qorvo, Inc.                                297            (21,837)              1.93%
Quest Diagnostics, Inc.                    192            (18,026)              1.59%
Seagate Technology PLC                     480            (19,298)              1.70%
Sysco Corp.                                382            (27,266)              2.41%
Target Corp.                               362            (30,261)              2.67%
TransDigm Group, Inc.                       82            (27,050)              2.39%

The accompanying notes are an integral part of these financial statements.

32 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

--------------------------------------------------------------------------------------
Index Description                       Shares        Value               % of basket
--------------------------------------------------------------------------------------
Tyson Foods, Inc.                          314        $   (18,845)              1.66%
United Continental Holdings, Inc.          288            (24,613)              2.17%
Valero Energy Corp.                        313            (28,492)              2.52%
Western Union Co.                        1,018            (18,357)              1.62%
Weyerhaeuser Co.                           597            (15,889)              1.40%
Williams Cos, Inc.                         660            (16,053)              1.42%
Yum! Brands, Inc.                          307            (27,789)              2.45%
--------------------------------------------------------------------------------------
Totals                                                $(1,132,760)            100.00%
======================================================================================

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund's investments.

----------------------------------------------------------------------------------------------------------
                                              Level 1          Level 2          Level 3      Total
----------------------------------------------------------------------------------------------------------
Common Stocks                                 $517,151,978     $        --      $     --     $517,151,978
Preferred Stock
 Real Estate
  Retail REIT                                           --              --       143,808          143,808
Corporate Bonds                                         --      26,789,440            --       26,789,440
Foreign Government Bonds                                --      21,751,716            --       21,751,716
U.S. Government and Agency
 Obligations                                            --      16,905,640            --       16,905,640
Investment Companies                            27,655,765              --            --       27,655,765
Exchange-Traded Commodity                          689,022              --            --          689,022
Exchange-Traded Call Options
 Purchased                                       2,720,808              --            --        2,720,808
Exchange-Traded Put Option
 Purchased                                         287,298              --            --          287,298
Over The Counter (OTC) Call
 Options Purchased                                      --       8,230,572            --        8,230,572
Repurchase Agreements                                   --      14,675,000            --       14,675,000
----------------------------------------------------------------------------------------------------------
Total Investments
 in Securities                                $548,504,871     $88,352,368      $143,808     $637,001,047
----------------------------------------------------------------------------------------------------------
Other Financial Instruments
 Net unrealized appreciation on
  futures contracts                             11,641,033              --            --       11,641,033
 Swap contracts, at value                               --      (1,132,760)           --       (1,132,760)
----------------------------------------------------------------------------------------------------------
Total Other
 Financial Instruments                        $ 11,641,033     $(1,132,760)     $     --     $ 10,508,273
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 33

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------
                                                                      Preferred
                                                                      Stock
--------------------------------------------------------------------------------
Balance as of 10/31/17                                                $161,195
Realized gain (loss)(1)                                                     --
Changed in unrealized appreciation (depreciation)(2)                   (17,387)
Accrued discounts/premiums                                                  --
Purchases                                                                   --
Sales                                                                       --
Transfers in to Level 3*                                                    --
Transfers out of Level 3*                                                   --
--------------------------------------------------------------------------------
Balance as of 10/31/18                                                $143,808
================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) on investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments on the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2018, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of Level 3 investments still held and
      considered Level 3 at October 31, 2018:                                                        $(17,387)
                                                                                                     --------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

Statement of Assets and Liabilities | 10/31/18 (Consolidated)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $663,663,699)             $637,001,047
  Cash                                                                             3,668,806
  Foreign currencies, at value (cost $14,706,609)                                 14,581,149
  Futures collateral                                                              15,400,500
  Swap collateral                                                                  1,540,000
  Net unrealized appreciation on futures contracts                                11,641,033
  Receivables --
     Fund shares sold                                                                740,718
     Dividends                                                                       612,992
     Interest                                                                        554,754
  Due from the Adviser                                                                55,460
  Other assets                                                                       205,252
---------------------------------------------------------------------------------------------
        Total assets                                                            $686,001,711
=============================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                            $  5,936,239
     Fund shares repurchased                                                       2,223,989
     Distributions                                                                       774
     Trustees' fees                                                                    3,847
  Options collateral                                                               1,290,000
  Due to broker                                                                    2,262,401
  Due to broker for futures and options                                           11,814,926
  Variation margin for futures contracts                                           2,694,665
  Swap contracts, at value                                                         1,132,760
  Due to affiliates                                                                   84,346
  Accrued expenses                                                                   329,259
---------------------------------------------------------------------------------------------
        Total liabilities                                                       $ 27,773,206
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $624,869,782
  Distributable earnings                                                          33,358,723
---------------------------------------------------------------------------------------------
        Net assets                                                              $658,228,505
=============================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $142,760,281/11,254,259 shares)                             $      12.69
  Class C (based on $122,304,682/9,823,312 shares)                              $      12.45
  Class K (based on $69,449,042/5,474,846 shares)                               $      12.69
  Class R (based on $302,598/24,007 shares)                                     $      12.60
  Class Y (based on $323,411,902/25,385,119 shares)                             $      12.74
MAXIMUM OFFERING PRICE:
  Class A (based on $12.69 net asset value per share/100%-4.50%
     maximum sales charge)                                                      $      13.29
=============================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 35

Statement of Operations (Consolidated)

FOR THE YEAR ENDED 10/31/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign
     taxes withheld $988,342)                                          $ 15,111,227
  Interest from unaffiliated issuers                                      3,744,267
------------------------------------------------------------------------------------------------------
       Total investment income                                                           $ 18,855,494
------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                      $  5,206,035
  Administrative expense                                                    257,723
  Transfer agent fees
     Class A                                                                 75,506
     Class C                                                                 99,009
     Class R                                                                  1,184
     Class Y                                                                405,700
  Distribution fees
     Class A                                                                384,089
     Class C                                                              1,428,522
     Class R                                                                  1,652
  Shareowner communications expense                                          55,398
  Custodian fees                                                            312,683
  Registration fees                                                          96,932
  Professional fees                                                         116,338
  Printing expense                                                           25,339
  Pricing fees                                                                5,627
  Trustees' fees                                                             32,311
  Insurance expense                                                           8,026
  Miscellaneous                                                              82,258
------------------------------------------------------------------------------------------------------
     Total expenses                                                                      $  8,594,332
     Less fees waived and expenses reimbursed by the Adviser                                  (97,307)
------------------------------------------------------------------------------------------------------
     Net expenses                                                                        $  8,497,025
------------------------------------------------------------------------------------------------------
       Net investment income                                                             $ 10,358,469
------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                               $ 51,002,833
     Futures contracts                                                   (5,517,234)
     Swap contracts                                                       8,742,805
     Other assets and liabilities denominated
       in foreign currencies                                             (1,331,833)     $ 52,896,571
------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                               $(94,868,422)
     Futures contracts                                                   14,644,450
     Swap contracts                                                      (3,069,395)
     Other assets and liabilities denominated
       in foreign currencies                                               (198,694)     $(83,492,061)
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                 $(30,595,490)
------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                   $(20,237,021)
======================================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

Statements of Changes in Net Assets (Consolidated)

----------------------------------------------------------------------------------------------------------
                                                                     Year Ended             Year Ended
                                                                     10/31/18               10/31/17
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                         $  10,358,469          $   6,674,156
Net realized gain (loss) on investments                                 52,896,571             61,804,939
Change in net unrealized appreciation (depreciation)
    on investments                                                     (83,492,061)            39,928,961
----------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                             $ (20,237,021)         $ 108,408,056
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:**
    Class A ($1.23 and $0.12 per share, respectively)                $ (12,321,509)         $  (1,416,002)
    Class C ($1.15 and $0.06 per share, respectively)                  (12,164,041)              (820,498)
    Class K* ($0.04 and $-- per share, respectively)                      (235,303)                    --
    Class R ($1.18 and $0.08 per share, respectively)                      (23,045)                (2,157)
    Class Y ($1.26 and $0.16 per share, respectively)                  (34,491,439)            (4,306,248)
----------------------------------------------------------------------------------------------------------
         Total distributions to shareowners                          $ (59,235,337)         $  (6,544,905)
==========================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                    $ 416,332,043          $ 127,803,029
Reinvestment of distributions                                           50,052,246              5,535,308
Cost of shares repurchased                                            (387,377,293)          (267,730,775)
----------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from Fund share transactions                                $  79,006,996          $(134,392,438)
----------------------------------------------------------------------------------------------------------
      Net decrease in net assets                                     $    (465,362)         $ (32,529,287)
NET ASSETS:***
Beginning of year                                                    $ 658,693,867          $ 691,223,154
----------------------------------------------------------------------------------------------------------
End of year                                                          $ 658,228,505          $ 658,693,867
==========================================================================================================
*    Class K shares commenced operations on June 22, 2018.
**   For the year ended October 31, 2017 Distributions to Shareowners was presented as follows:
     Net investment income:
        Class A ($0.12 per share)                                                           $  (1,416,002)
        Class C ($0.06 per share)                                                                (820,498)
        Class K ($0.00 per share)                                                                      --
        Class R ($0.08 per share)                                                                  (2,157)
        Class Y ($0.16 per share)                                                              (4,306,248)
*** For the year ended October 31, 2017 undistributed net investment income was presented as follows: $3,466,674

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 37

------------------------------------------------------------------------------------------------------------
                                        Year Ended        Year Ended         Year Ended       Year Ended
                                        10/31/18          10/31/18           10/31/17         10/31/17
                                        Shares            Amount             Shares           Amount
------------------------------------------------------------------------------------------------------------
Class A
Shares sold                               5,191,038       $  71,343,681        1,560,400      $  19,940,069
Reinvestment of distributions               815,397          10,960,003          100,053          1,248,365
Less shares repurchased                  (4,654,378)        (63,474,073)      (5,467,662)       (68,177,267)
------------------------------------------------------------------------------------------------------------
     Net increase
        (decrease)                        1,352,057       $  18,829,611       (3,807,209)     $ (46,988,833)
============================================================================================================
Class C
Shares sold                               1,547,855       $  20,844,972          727,136      $   9,039,802
Reinvestment of distributions               754,210           9,956,786           53,726            643,644
Less shares repurchased                  (3,128,303)        (42,138,973)      (5,156,033)       (64,137,045)
------------------------------------------------------------------------------------------------------------
     Net decrease                          (826,238)      $ (11,337,215)      (4,375,171)     $ (54,453,599)
============================================================================================================
Class K*
Shares sold                               5,985,981       $  80,532,422               --      $          --
Reinvestment of distributions                    --                  --               --                 --
Less shares repurchased                    (511,135)         (6,893,926)              --                 --
------------------------------------------------------------------------------------------------------------
     Net increase                         5,474,846       $  73,638,496               --      $          --
============================================================================================================
Class R
Shares sold                                  10,792       $     147,330            8,525      $     103,330
Reinvestment of distributions                   538               7,201               70                841
Less shares repurchased                      (7,077)            (94,835)         (12,309)          (151,715)
------------------------------------------------------------------------------------------------------------
     Net increase
        (decrease)                            4,253       $      59,696           (3,714)     $     (47,544)
============================================================================================================
Class Y
Shares sold                              17,504,887       $ 243,463,638        7,774,087      $  98,719,828
Reinvestment of distributions             2,157,757          29,128,256          288,109          3,642,458
Less shares repurchased                 (20,262,452)       (274,775,486)     (10,856,968)      (135,264,748)
------------------------------------------------------------------------------------------------------------
     Net decrease                          (599,808)      $  (2,183,592)      (2,794,772)     $ (32,902,462)
============================================================================================================

*     Class K shares commenced operations on June 22, 2018.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

Financial Highlights (Consolidated)

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year          Year          Year          Year          Year
                                                                   Ended         Ended         Ended         Ended         Ended
                                                                   10/31/18      10/31/17      10/31/16*     10/31/15*     10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $  14.17      $  12.03      $  12.68      $  12.94      $  13.33
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $   0.19(a)   $   0.14(a)   $   0.16(a)   $   0.17(a)   $   0.27
  Net realized and unrealized gain (loss) on investments              (0.44)         2.12         (0.07)         0.20         (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  (0.25)     $   2.26      $   0.09      $   0.37      $   0.18
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            $  (0.35)     $  (0.12)     $  (0.18)     $  (0.30)     $  (0.08)
  Net realized gain                                                   (0.88)           --         (0.56)        (0.33)        (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (1.23)     $  (0.12)     $  (0.74)     $  (0.63)     $  (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (1.48)     $   2.14      $  (0.65)     $  (0.26)     $  (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  12.69      $  14.17      $  12.03      $  12.68      $  12.94
====================================================================================================================================
Total return (b)                                                      (2.08)%       18.96%         0.88%         2.85%         1.45%
Ratio of net expenses to average net assets (c)                        1.14%         1.18%         1.19%         1.20%         1.23%
Ratio of net investment income (loss) to average net assets            1.35%         1.08%         1.38%         1.33%         1.60%
Portfolio turnover rate                                                 255%          292%          230%          295%          383%
Net assets, end of period (in thousands)                           $142,760      $140,278      $164,898      $209,001      $227,251
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets (c)                             1.14%         1.18%         1.19%         1.26%         1.23%
  Net investment income (loss) to average net assets                   1.35%         1.08%         1.38%         1.27%         1.60%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.05%, respectively.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 39

------------------------------------------------------------------------------------------------------------------------------------
                                                               Year           Year           Year           Year           Year
                                                               Ended          Ended          Ended          Ended          Ended
                                                               10/31/18       10/31/17       10/31/16*      10/31/15*      10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                           $  13.95       $  11.88       $  12.56       $  12.78       $  13.21
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                 $   0.07(a)    $   0.04(a)    $   0.07(a)    $   0.07(a)    $   0.13
  Net realized and unrealized gain (loss) on investments          (0.42)          2.09          (0.07)          0.20          (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  (0.35)      $   2.13       $     --       $   0.27       $   0.08
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                        $  (0.27)      $  (0.06)      $  (0.12)      $  (0.16)      $  (0.02)
  Net realized gain                                               (0.88)            --          (0.56)         (0.33)         (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $  (1.15)      $  (0.06)      $  (0.68)      $  (0.49)      $  (0.51)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $  (1.50)      $   2.07       $  (0.68)      $  (0.22)      $  (0.43)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  12.45       $  13.95       $  11.88       $  12.56       $  12.78
====================================================================================================================================
Total return (b)                                                  (2.83)%        18.01%          0.09%          2.12%          0.60%
Ratio of net expenses to average net assets (c)                    1.91%          1.93%          1.94%          2.01%          1.97%
Ratio of net investment income (loss) to average net assets        0.55%          0.34%          0.63%          0.52%          0.89%
Portfolio turnover rate                                             255%           292%           230%           295%           383%
Net assets, end of period (in thousands)                       $122,305       $148,591       $178,457       $218,597       $238,164
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.05%, respectively.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

-----------------------------------------------------------------------------------
                                                                       6/22/18* to
                                                                       10/31/18
-----------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                   $ 13.67
-----------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                          $  0.06(a)
 Net realized and unrealized gain (loss) on investments                  (1.00)
-----------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $ (0.94)
-----------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                 $ (0.04)
 Net realized gain                                                          --
-----------------------------------------------------------------------------------
Total distributions                                                    $ (0.04)
-----------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $ (0.98)
-----------------------------------------------------------------------------------
Net asset value, end of period                                         $ 12.69
===================================================================================
Total return (b)                                                         (2.00)%(c)
Ratio of net expenses to average net assets                               0.88%(d)
Ratio of net investment income (loss) to average net assets               1.28%(d)
Portfolio turnover rate                                                    255%(c)
Net assets, end of period (in thousands)                               $69,449
===================================================================================

*     Class K commenced operations on June 22, 2018.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d)   Annualized.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 41

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year          Year          Year          Year          Year
                                                                   Ended         Ended         Ended         Ended         Ended
                                                                   10/31/18      10/31/17      10/31/16*     10/31/15*     10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                               $14.11        $12.00        $12.69        $12.92        $13.32
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $ 0.10(a)     $ 0.08(a)     $ 0.10(a)     $ 0.06(a)     $ 0.15
  Net realized and unrealized gain (loss) on investments            (0.43)         2.11         (0.08)         0.19          0.00(b)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $(0.33)       $ 2.19        $ 0.02        $ 0.25        $ 0.15
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            $(0.30)       $(0.08)       $(0.15)       $(0.15)       $(0.06)
  Net realized gain                                                 (0.88)           --         (0.56)        (0.33)        (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $(1.18)       $(0.08)       $(0.71)       $(0.48)       $(0.55)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $(1.51)       $ 2.11        $(0.69)       $(0.23)       $(0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $12.60        $14.11        $12.00        $12.69        $12.92
====================================================================================================================================
Total return (c)                                                    (2.71)%       18.35%         0.34%         1.90%         1.19%
Ratio of net expenses to average net assets (d)                      1.82%         1.62%         1.71%         2.01%         1.55%
Ratio of net investment income (loss) to average net assets          0.75%         0.64%         0.86%         0.47%         1.40%
Portfolio turnover rate                                               255%          292%          230%          295%          383%
Net assets, end of period (in thousands)                           $  303        $  279        $  282        $  120        $   74
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or $(0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.05%, respectively.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year          Year          Year          Year          Year
                                                                   Ended         Ended         Ended         Ended         Ended
                                                                   10/31/18      10/31/17      10/31/16*     10/31/15*     10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                               $  14.22      $  12.08      $  12.72      $  12.97      $  13.37
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                      $   0.24(a)   $   0.18(a)   $   0.20(a)   $   0.21(a)   $   0.27
 Net realized and unrealized gain (loss) on investments               (0.46)         2.12         (0.08)         0.20         (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  (0.22)     $   2.30      $   0.12      $   0.41      $   0.22
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                            $  (0.38)     $  (0.16)     $  (0.20)     $  (0.33)     $  (0.13)
  Net realized gain                                                   (0.88)           --         (0.56)        (0.33)        (0.49)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (1.26)     $  (0.16)     $  (0.76)     $  (0.66)     $  (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (1.48)     $   2.14      $  (0.64)     $  (0.25)     $  (0.40)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  12.74      $  14.22      $  12.08      $  12.72      $  12.97
====================================================================================================================================
Total return (b)                                                      (1.86)%       19.24%         1.17%         3.20%         1.70%
Ratio of net expenses to average net assets (c)                        0.90%         0.90%         0.90%         0.90%         0.95%
Ratio of net investment income (loss) to average net assets            1.71%         1.37%         1.65%         1.63%         1.92%
Portfolio turnover rate                                                 255%          292%          230%          295%          383%
Net assets, end of period (in thousands)                           $323,412      $369,546      $347,586      $378,895      $401,336
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Total expense to average net assets (c)                              0.92%         0.95%         0.96%         1.02%         1.00%
  Net investment income (loss) to average net assets                   1.69%         1.32%         1.59%         1.52%         1.92%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Includes interest expense of 0.00%, 0.00%, 0.00%, 0.00% and 0.05%, respectively.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 43

Notes to Financial Statements | 10/31/18 (Consolidated)

1. Organization and Significant Accounting Policies

Pioneer Flexible Opportunities Fund (the "Fund") is one of two portfolios comprising Pioneer Series Trust VI (the "Trust"), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers six classes of shares designated as Class A, Class C, Class K, Class R, Class T and Class Y shares. Class K commenced operations on June 22, 2018. Class T shares had not commenced operations as of October 31, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the SEC released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The consolidated financial statements of the Fund include the accounts of Flexible Opportunities Commodity Fund Ltd. (formerly, Pioneer Cayman Commodity Fund Ltd.) (the "Subsidiary"). All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted

44 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 company, was incorporated on February 10, 2010, and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by the Adviser. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of October 31, 2018, the Subsidiary represented $7,635,968, or approximately 1.16%, of the net assets of the Fund.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 45 ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer-term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair

46 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At October 31, 2018, one security was valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.02% of net assets. The value of this valued security was $143,808.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 47

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At October 31, 2018, the Fund reclassified $1,834,128 to increase distributable earnings and $1,834,128 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017, were as follows:

      --------------------------------------------------------------------------
                                                         2018              2017
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                             $42,775,677        $6,544,905
      Long Term                                    16,459,660                --
      --------------------------------------------------------------------------
          Total                                   $59,235,337        $6,544,905
      ==========================================================================

48 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

      The following shows the components of distributable earnings on a federal income tax basis at October 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $ 18,876,057
      Undistributed long term capital gain                           43,526,756
      Unrealized depreciation                                       (29,044,090)
      --------------------------------------------------------------------------
          Total                                                    $ 33,358,723
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trust ("REIT"), partnerships and swaps contracts.

E.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $27,678 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2018.

F.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 49 experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices).The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Subsidiary, a foreign entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

      The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

50 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

      The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 51 for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      Open repurchase agreements as of October 31, 2018 are disclosed in the Fund's Schedule of Investments.

I.    Purchased Options

      The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund's Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the year ended October 31, 2018 was $13,640,372. Open purchased options at October 31, 2018 are listed in the Fund's Schedule of Investments.

J.    Option Writing

      The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the

52 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The average market value of written options for the year ended October 31, 2018 was $(65,794). There were no open written options contracts at October 31, 2018.

K.    Futures Contracts

      The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2018, is recorded as "Futures collateral" on the Statement of Assets and Liabilities.

      Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 53 to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

      The average market value of contracts open during the year ended October 31, 2018, was $(177,698,885). Open futures contracts outstanding at October 31, 2018 are listed in the Schedule of Investments.

L.    Total Return Swap Contracts

      The Fund may enter into total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

      Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within "Swap contracts, at value" in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

      The average market value of total return swap contracts open during the year ended October 31, 2018 was $976,103. Open total return swap contracts at October 31, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, management fees are calculated daily at an annual rate of 0.70% of the Fund's average daily net assets up to $1 billion, 0.675% of the next $1 billion and 0.65% on average daily net assets over $2 billion. Prior to October 1, 2018, management fees were calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

54 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

The Subsidiary has entered into a separate management contract with the Adviser, pursuant to which the Adviser manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays the Adviser a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) to the extent required to reduce Fund expenses to 1.20%, 0.90% and 0.90% of the average daily net assets attributable to Class A, Class K and Class Y shares, respectively. These expense limitations are in effect through March 1, 2019. Fees waived and expenses reimbursed during the year ended October 31, 2018 are reflected on the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $62,902 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                  $18,779
Class C                                                                   19,837
Class K                                                                      200
Class R                                                                      437
Class Y                                                                   16,145
--------------------------------------------------------------------------------
 Total                                                                   $55,398
================================================================================

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 55

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,444 in distribution fees payable to the Distributor at October 31, 2018.

The Fund also has adopted a separate service plan for Class R shares (the "Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.50% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2018, CDSCs in the amount of $8,194 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Effective August 1, 2018, the Fund participates in a credit facility that is in the amount of $250 million. Prior to August 1, 2018, the credit facility that was in the amount of $195 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate,

56 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2018, the Fund had no borrowings under the credit facility.

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 57 collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such on the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2018.

------------------------------------------------------------------------------------------------------------------
                     Derivative Assets          Derivatives       Non-Cash        Cash             Net Amount
                     Subject to Master          Available for     Collateral      Collateral       of Derivative
Counterparty         Netting Agreement          Offset            Received (a)    Received (a)     Assets (b)
------------------------------------------------------------------------------------------------------------------
Citibank N.A.        $6,450,923                 $ --              $ --            $        --      $6,450,923
Citigroup Global
  Markets, Inc.         130,535                   --                --                     --        130,535
Goldman Sachs
  International              --                   --                --                     --              --
JPMorgan Chase
  Bank N.A.           1,649,114                   --                --                     --       1,649,114
------------------------------------------------------------------------------------------------------------------
  Total              $8,230,572                 $ --              $ --            $        --      $8,230,572
==================================================================================================================

------------------------------------------------------------------------------------------------------------------
                     Derivative Liabilities     Derivatives       Non-Cash        Cash             Net Amount
                     Subject to Master          Available for     Collateral      Collateral       of Derivative
Counterparty         Netting Agreement          Offset            Pledged (a)     Pledged (a)      Liabilities (c)
------------------------------------------------------------------------------------------------------------------
Citibank N.A.        $       --                 $ --              $ --            $        --      $       --
Citigroup Global
  Markets, Inc.              --                   --                --                     --              --
Goldman Sachs
  International       1,132,760                   --                --             (1,132,760)             --
JPMorgan Chase
  Bank N.A.                  --                   --                --                     --              --
------------------------------------------------------------------------------------------------------------------
  Total              $1,132,760                 $ --              $ --            $(1,132,760)     $       --
==================================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

58 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2018 was as follows:

--------------------------------------------------------------------------------------------
Statement of Assets and Liabilities

                                                     Foreign
                              Interest     Credit    Exchange       Equity         Commodity
                              Rate Risk    Risk      Rate Risk      Risk           Risk
--------------------------------------------------------------------------------------------
Assets
 Call options
  purchased*                  $ --         $ --      $       --     $ 8,230,572    $ --
 Net unrealized
  appreciation on
  futures contracts           $ --         $ --      $2,023,213     $ 9,617,820    $ --
--------------------------------------------------------------------------------------------
  Total Value                 $ --         $ --      $2,023,213     $17,848,392    $ --
============================================================================================
Liabilities
 Swap contracts,
  at value                    $ --         $ --      $       --     $ 1,132,760    $ --
--------------------------------------------------------------------------------------------
  Total Value                 $ --         $ --      $       --     $ 1,132,760    $ --
============================================================================================

* Reflects the market value of purchased option contracts (see Note 1I.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 59

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2018 was as follows:

-----------------------------------------------------------------------------------------------------
Statement of Operations
                                                        Foreign
                              Interest        Credit    Exchange        Equity           Commodity
                              Rate Risk       Risk      Rate Risk       Risk             Risk
-----------------------------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Call options
  purchased**                 $        --     $ --      $        --     $ 16,955,273     $        --
 Futures contracts             (1,258,797)      --       (1,127,755)      (1,141,148)     (1,989,534)
 Swap contracts                        --       --               --        8,742,805              --
-----------------------------------------------------------------------------------------------------
  Total Value                 $(1,258,797)    $ --      $(1,127,755)    $ 24,556,930     $(1,989,534)
=====================================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Call options
  purchased**                 $        --     $ --      $        --     $(11,822,728)    $        --
 Put options
  purchased***                         --       --               --          764,533              --
 Futures contracts                 64,832       --          614,831       13,964,787              --
 Swap contracts                        --       --               --       (3,069,395)             --
-----------------------------------------------------------------------------------------------------
  Total Value                 $    64,832     $ --      $   614,831     $   (162,803)    $        --
=====================================================================================================

**    Reflects the net realized gain (loss) on purchased option contracts (see
      Note 1I.). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the statements of operations.

*** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.

60 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareholders of Pioneer Flexible Opportunities Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Pioneer Flexible Opportunities Fund (the "Fund") (one of the funds constituting Pioneer Series Trust VI (the "Trust")) as of October 31, 2018, and the related consolidated statements of operations, consolidated changes in net assets and the consolidated financial highlights for the year then ended and the related notes, and the consolidated statement of changes in net assets and financial highlights for the year ended October 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended October 31, 2014, October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 61

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
December 21, 2018

62 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

ADDITIONAL INFORMATION

For the year ended October 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2018 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 35.89%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 63

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and
(x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

64 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Flexible Opportunities Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 65 approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

APAM also serves as the investment adviser to Flexible Opportunities Commodity Fund Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Trustees also approved the renewal of the investment management agreement for the Subsidiary (the "Subsidiary Management Agreement") at the September 18, 2018 meeting. The factors considered by the Trustees in approving the renewal of the Subsidiary Management Agreement were substantially the same as the factors described below with respect to the investment management agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

66 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted that although assets invested by the Fund in the Subsidiary are excluded from the calculation of the Fund's management fee, the Fund indirectly pays a management fee with respect to assets invested in the Subsidiary because the Subsidiary pays a management fee pursuant to the Subsidiary Management Agreement. The Trustees noted that the Subsidiary pays APAM a management fee at the same rate that the Fund pays APAM. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 67

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in

68 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement. The Trustees, including the Independent Trustees, also concluded that the Subsidiary Management Agreement, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the Subsidiary Management Agreement.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 69

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

70 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)        Trustee since 2010.   Private investor (2004 - 2008 and 2013 -          Director, Broadridge Financial
Chairman of the             Serves until a        present); Chairman (2008 - 2013) and Chief        Solutions, Inc. (investor
Board and Trustee           successor trustee is  Executive Officer (2008 - 2012), Quadriserv,      communications and securities
                            elected or earlier    Inc. (technology products for securities lending  processing provider for
                            retirement or         industry); and Senior Executive Vice President,   financial services industry)
                            removal.              The Bank of New York (financial and securities    (2009 - present); Director,
                                                  services) (1986 - 2004)                           Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)          Trustee since 2010.   Managing Partner, Federal City Capital Advisors   Director of New York Mortgage
Trustee                     Serves until a        (corporate advisory services company) (1997 -     Trust(publicly-traded mortgage
                            successor trustee is  2004 and 2008 - present); Interim Chief           REIT) (2004 - 2009, 2012 -
                            elected or earlier    Executive Officer, Oxford Analytica, Inc.         present); Director of The Swiss
                            retirement or         (privately held research and consulting company)  Helvetia Fund, Inc. (closed-
                            removal.              (2010); Executive Vice President and Chief        end fund) (2010 - 2017);
                                                  Financial Officer, I-trax, Inc. (publicly traded  Director of Oxford Analytica, health care services company) (2004 - 2007); and  Inc. (2008 - 2015); and
                                                  Executive Vice President and Chief Financial      Director of Enterprise
                                                  Officer, Pedestal Inc. (internet-based mortgage   Community Investment, Inc.
                                                  trading company) (2000 - 2002); Private           (privately-held affordable
                                                  Consultant (1995 - 1997); Managing Director,      housing finance company) (1985
                                                  Lehman Brothers (1992 - 1995); and Executive,     - 2010)
                                                  The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)   Trustee since 2010.   William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                     Serves until a        Economy, Harvard University (1972 - present)      Funds Investment Trust and
                            successor trustee is                                                    Mellon Institutional Funds
                            elected or earlier                                                      Master Portfolio (oversaw 17
                            retirement or                                                           portfolios in fund complex)
                            removal.                                                                (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 71

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)   Trustee since 2010.   Founding Director, Vice-President and Corporate   None
Trustee                     Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                            successor trustee is  firm) (1982 - present); Desautels Faculty of
                            elected or earlier    Management, McGill University (1999 - 2017); and
                            retirement or         Manager of Research Operations and
                            removal.              Organizational Learning, Xerox PARC, Xerox's
                                                  advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)    Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds         None
Trustee                     (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                            from 2014 - 2017)     present); Vice President - International
                            Serves until a        Investments Group, American International Group,
                            successor trustee is  Inc. (insurance company) (1993 - 2001); Vice
                            elected or earlier    President - Corporate Finance and Treasury
                            retirement or         Group, Citibank, N.A. (1980 - 1986 and 1990 -
                            removal.              1993); Vice President - Asset/Liability
                                                  Management Group, Federal Farm Funding
                                                  Corporation (government-sponsored issuer of debt
                                                  securities) (1988 - 1990); Mortgage Strategies
                                                  Group, Shearson Lehman Hutton, Inc. (investment
                                                  bank) (1987 - 1988); and Mortgage Strategies
                                                  Group, Drexel Burnham Lambert, Ltd. (investment
                                                  bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)    Trustee since 2010.   President and Chief Executive Officer, Newbury    Director of New America High
Trustee                     Serves until a        Piret Company (investment banking firm) (1981 -   Income Fund, Inc. (closed-end
                            successor trustee is  present)                                          investment company) (2004 -
                            elected or earlier                                                      present); and Member, Board of
                            retirement or                                                           Governors, Investment Company
                            removal.                                                                Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)      Trustee since 2014.   Consultant (investment company services) (2012 -  None
Trustee                     Serves until a        present); Executive Vice President, BNY Mellon
                            successor trustee is  (financial and investment company services)
                            elected or earlier    (1969 - 2012); Director, BNY International
                            retirement or         Financing Corp. (financial services) (2002 -
                            removal.              2012); and Director, Mellon Overseas Investment
                                                  Corp. (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

72 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*         Trustee since 2017.   Director, CEO and President of Amundi Pioneer     None
Trustee, President and      Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer     successor trustee is  2014); Director, CEO and President of Amundi
                            elected or earlier    Pioneer Asset Management, Inc. (since September
                            retirement or         2014); Director, CEO and President of Amundi
                            removal               Pioneer Distributor, Inc. (since September
                                                  2014); Director, CEO and President of Amundi
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since September 2014); Chair, Amundi Pioneer
                                                  Asset Management USA, Inc., Amundi Pioneer
                                                  Distributor, Inc. and Amundi Pioneer
                                                  Institutional Asset Management, Inc. (September
                                                  2014 - 2018); Managing Director, Morgan Stanley
                                                  Investment Management (2010 - 2013); and
                                                  Director of Institutional Business, CEO of
                                                  International, Eaton Vance Management (2005 -
                                                  2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*     Trustee since 2014.   Director and Executive Vice President (since      None
Trustee                     Serves until a        2008) and Chief Investment Officer, U.S. (since
                            successor trustee is  2010) of Amundi Pioneer Asset Management USA,
                            elected or earlier    Inc.; Executive Vice President and Chief
                            retirement or         Investment Officer, U.S. of Amundi Pioneer
                            removal               (since 2008); Executive Vice President of Amundi
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since 2009); and Portfolio Manager of Amundi
                                                  Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 73

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)  Since 2010. Serves    Vice President and Associate General Counsel of   None
Secretary and               at the discretion of  Amundi Pioneer since January 2008; Secretary and
Chief Legal Officer         the Board             Chief Legal Officer of all of the Pioneer Funds
                                                  since June 2010; Assistant Secretary of all of
                                                  the Pioneer Funds from September 2003 to May
                                                  2010; and Vice President and Senior Counsel of
                                                  Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)      Since 2010. Serves    Fund Governance Director of Amundi Pioneer since  None
Assistant Secretary         at the discretion of  December 2006 and Assistant Secretary of all the
                            the Board             Pioneer Funds since June 2010; Manager - Fund
                                                  Governance of Amundi Pioneer from December 2003
                                                  to November 2006; and Senior Paralegal of Amundi
                                                  Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)           Since 2010. Serves    Senior Counsel of Amundi Pioneer since May 2013   None
Assistant Secretary         at the discretion of  and Assistant Secretary of all the Pioneer Funds
                            the Board             since June 2010; and Counsel of Amundi Pioneer
                                                  from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)        Since 2010. Serves    Vice President - Fund Treasury of Amundi          None
Treasurer and               at the discretion of  Pioneer; Treasurer of all of the Pioneer Funds
Chief Financial and         the Board             since March 2008; Deputy Treasurer of Amundi
Accounting Officer                                Pioneer from March 2004 to February 2008; and
                                                  Assistant Treasurer of all of the Pioneer Funds
                                                  from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)       Since 2010. Serves    Director - Fund Treasury of Amundi Pioneer; and   None
Assistant Treasurer         at the discretion of  Assistant Treasurer of all of the Pioneer Funds
                            the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)          Since 2010. Serves    Senior Manager - Fund Treasury of Amundi          None
Assistant Treasurer         at the discretion of  Pioneer; and Assistant Treasurer of all of the
                            the Board             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)       Since 2010. Serves    Senior Manager - Fund Treasury of Amundi Pioneer  None
Assistant Treasurer         at the discretion of  since November 2008; Assistant Treasurer of all
                            the Board             of the Pioneer Funds since January 2009; and
                                                  Client Service Manager - Institutional Investor
                                                  Services at State Street Bank from March 2003 to
                                                  March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (47)            Since 2018. Serves    Managing Director, Chief Compliance Officer of    None
Chief Compliance Officer    at the discretion of  Amundi Pioneer Asset Management; Amundi Pioneer
                            the Board             Institutional Asset Management, Inc.; and the
                                                  Pioneer Funds since September 2018; and Chief
                                                  Compliance Officer of Amundi Pioneer
                                                  Distributor, Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)        Since 2010. Serves    Vice President - Investor Services Group of       None
Anti-Money Laundering       at the discretion of  Amundi Pioneer and Anti-Money Laundering Officer
Officer                     the Board             of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18 75

                          This page is for your notes.

76 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2018 Amundi Pioneer Asset Management 24440-08-1218


                        Pioneer Floating
                        Rate Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2018
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     FLARX
                        Class C     FLRCX
                        Class Y     FLYRX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          54

Notes to Financial Statements                                                 61

Report of Independent Registered Public Accounting Firm                       78

Additional Information                                                        80

Approval of Investment Management Agreement                                   82

Trustees, Officers and Service Providers                                      87

                         Pioneer Floating Rate Fund | Annual Report | 10/31/18 1

President's Letter

Despite economic news that has remained generally positive throughout 2018, market volatility has increased significantly this year compared with 2017. October was a particularly poor month for both U.S. and global equity markets, as every major stock market index finished the month in negative territory. Results have been more mixed on the fixed-income side, with rising interest rates pushing down most year-to-date returns.

On the economic front, U.S. gross domestic product (GDP) growth exceeded 4% in the second quarter of 2018 and topped 3% once again in the third quarter. The low unemployment rate has continued, with initial jobless claims recently hitting a multi-decade low and consumer and small-business confidence also achieving levels not seen in many years.

Despite the good economic news, and even though wages have been rising, inflation expectations have not risen significantly. For its part, the U.S. Federal Reserve System (the Fed) has continued with its tightening of monetary policy by raising interest rates three times in 2018, while moving forward with the tapering of its balance sheet, a process which began in October 2017.

The greater market volatility this year as compared to last year has been driven by several factors. The aforementioned rising interest rates have been one reason, while the uncertainty surrounding U.S. trade policy has, at times, also led to unsettled markets. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and in recent months investors have grappled with various issues on the international front, including questions surrounding the United Kingdom's Brexit negotiations, concerns about the budgetary policies of the populist Italian government, and the potential impact of Turkey's economic challenges on European banks. Moreover, while trade tensions between the U.S. and Europe have moderated, questions about the future of the U.S./China trade relationship remain unresolved, and any major fracture in that relationship could have a negative impact on China's economy and, by extension, on its Asian trade partners.

With regard to our market outlook, over the medium term, we believe the fundamental investment case for U.S. equities remains in place, with support from the fairly positive economic backdrop and with an additional lift potentially coming from the investment side as U.S. businesses consider increasing capital expenditures. We do believe market volatility will persist and, therefore, careful selection of investment themes, sector allocations, and individual stocks will be increasingly relevant to overall performance, as the

2 Pioneer Floating Rate Fund | Annual Report | 10/31/18 maturity of the economic and market cycles could eventually become headwinds. We believe a focus on owning shares of quality companies trading at reasonable prices is key to navigating the current equity-market phase.

In fixed income, we have taken a more cautious approach across our core portfolios with regard to credit-sensitive debt such as corporate bonds, favoring quality and liquidity. As interest rates have risen, we find that short- and intermediate-term U.S. Treasuries have become more attractive, and that agency mortgage-backed securities (MBS) and high-quality, non-agency MBS now also offer lower downside risk. In general, we think structured sectors (such as asset-backed securities and MBS) are more attractive than corporate sectors.

We believe this year's market fluctuations as well as increased risk factors within the global economy have served to remind investors of the importance of active management. Since 1928, active management has been the foundation of Amundi Pioneer's investment approach. We believe active management is especially important during periods of volatility, and that our shareowners can benefit from the experience and tenure of our investment teams, who work collaboratively to make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/18 3

Portfolio Management Discussion | 10/31/18

In the following interview, Jonathan Sharkey discusses the factors that influenced the bank-loan market and the performance of Pioneer Floating Rate Fund during the 12-month period ended October 31, 2018. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc., is responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended October 31, 2018?

A Pioneer Floating Rate Fund's Class A shares returned 2.96% at net asset value during the 12-month period ended October 31, 2018, while the Fund's benchmark, the Standard & Poor's/Loan Syndications & Trading Association Leveraged Performing Loan Index (the S&P/LSTA Index), returned 4.78%. During the same period, the average return of the 239 mutual funds in Morningstar's Bank Loan Funds category was 3.51%.

Q How would you describe the environment for investing in bank loans during the 12-month period ended October 31, 2018?

A Entering the 12-month period, credit-sensitive areas of the bond market - that is, securities more susceptible to default risk rather than interest-rate risk - including bank loans, continued to receive support from positive economic data. Credit-market sentiment received an additional boost as 2017 drew to a close with the passage of a U.S. tax package that included a lowering of the corporate tax rate, a one-time opportunity for companies to repatriate cash held overseas on favorable terms, and a window during which companies can accelerate the expensing of capital investments. While U.S. gross domestic product (GDP) growth for the first quarter of 2018 was tabulated at a relatively modest 2.2%, many analysts attributed that to seasonal factors. The view was confirmed as GDP growth for the second and third quarters came in at 4.2% and 3.5%, respectively. Second-quarter corporate earnings results saw already robust profits surprise to the upside for most companies, while unemployment dipped below 4% as the 12-month period drew to a close.

     In addition to a strong fundamental backdrop for the credit markets, the attractiveness of loans as an asset class benefited from a rising-interest-rate environment over the 12 months. Four times during the period, the Federal

4 Pioneer Floating Rate Fund | Annual Report | 10/31/18

     Reserve (the Fed) increased the target range for its overnight lending rate by 0.25%, driving the federal funds rate up to 2.25% as of period-end. The Fed's moves, in turn, put upward pressure on the LIBOR reference rates used to set the baselines for the yields on most bank loans (LIBOR refers to London Interbank Offered Rate). The impact of the Fed's rate hikes on loan yields was somewhat muted, however, as many borrowers have recently elected to tie payments to one-month LIBOR in lieu of the traditional three-month LIBOR. Increases in the one-month LIBOR rate have been temporarily suppressed, at least somewhat, in recent months by reduced demand for shorter-term investments in light of the prospect of U.S. companies repatriating cash post-tax reform. The upward movement in loan yields was also constrained by spread-tightening and a favorable refinancing environment, as investor sentiment towards bank loans has been supported by a low default rate. (Loan spreads are the interest rates over and above the LIBOR rate charged to borrowers by banks.)

     Supply-and-demand factors were generally favorable for bank loans over the 12 months. For much of the period, new issuance was below levels seen one year ago. Loan performance also benefited from strong institutional demand for yield, as reflected in robust formation of collateralized loan obligations (CMOs). In addition, retail loan mutual fund flows moved from negative in late 2017 to consistently positive as 2018 progressed, which was another positive factor for bank loans.

Q What factors had the biggest effects on the Fund's benchmark-relative performance during the 12-month period ended October 31, 2018?

A The Fund's absolute performance during the period was positive, though it did lag the return of the benchmark S&P/LSTA Index. The Fund's benchmark-relative underperformance was due in part to our maintaining a somewhat elevated cash position in the portfolio early in the period, which slightly constrained performance in a rising market. Given the strong refinancing environment, we elected to take a cautious stance toward investing new money into secondary market loans trading at a premium. In addition, much of the new-issue loan calendar featured loans that were either lower-quality or more highly-leveraged than the loans we preferred to hold in the portfolio. More broadly, we have sought to maintain a higher-quality profile in the Fund's portfolio than that of the benchmark, which also weighed on relative returns during a period in which riskier credits rated in the CCC or lower-B range generally outperformed higher-rated loans.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/18 5

     The Fund's allocation across industries was essentially a neutral factor in its benchmark-relative performance during the period, while security selection results were a modest detractor from relative returns. During the 12-month period, none of the issues held by the Fund were subject to default.

     In terms of individual loan names that contributed to or detracted from the Fund's benchmark-relative returns, the portfolio's exposures to luxury department store chain Neiman Marcus and business supply chain Staples aided relative performance, as the deterioration in conditions for brick-and-mortar retailers eased over the period. In addition, exposure to the loans of grocery chain Albertsons proved beneficial for the Fund's performance, as investor sentiment improved after a proposed merger between Albertsons and drugstore chain Rite Aid was cancelled. A meaningful portfolio overweight in loans to CenturyLink also helped benchmark-relative returns, as the telecommunications company posted positive operating results.

     On the downside, the loan valuation for Catalina Marketing, a provider of targeted marketing services to grocery stores and other retailers, declined during the period as the company experienced client losses and weaker operating results. The Fund's exposure to Catalina's loans detracted from benchmark-relative returns. Another detractor from benchmark-relative performance was Revlon, as the loan prices declined on poor results and questions about the level of protection creditors would be afforded should the beauty company be taken private. Another Fund holding, point-of-sale technology solutions provider and ATM (automated teller) manufacturer Deibold Nixdorf, saw its loan price decline during the period on a softening in demand. Finally, the Fund's out-of-benchmark exposure to the high-yield bonds of Community Health Systems weighed on benchmark-relative returns, as results for the acute-care hospital operator continued to slide.

     One other positive contributor to the Fund's benchmark-relative performance during the period was an out-of-benchmark position in "catastrophe" bonds, which are insurance-linked securities (ILS) issued by insurers to mitigate the effects of claims payouts in the wake of a natural disaster. The Fund's ILS exposure more than offset the negative effects on

6 Pioneer Floating Rate Fund | Annual Report | 10/31/18 performance of the portfolio's out-of-benchmark position in high-yield corporates, as high yield lagged the returns of bank loans over the 12-month period.

Q Did the Fund have any investments in derivative securities during the 12-month period ended October 31, 2018? If so, did the derivatives have any material effect on results?

A Yes. We invested the Fund in high-yield bond and investment-grade bond credit-default swaps during the period, principally to maintain liquidity in the portfolio. The derivatives had no material impact on the Fund's performance.

Q Did the Fund's distributions to shareholders change during the 12-month period ended October 31, 2018?

A The Fund's distributions* increased during the period, in part due to the Fed's interest-rate hikes, which resulted in higher LIBOR reference rates for bank loans. In addition, we took advantage of improved loan valuations late in the period and reduced the proportion of cash held in the portfolio, thus providing more income for shareholder distributions.

Q    What is your investment outlook?

A The default rate on loans for the 12-month period ended October 31, 2018, stood at 1.92% by loan volume, which was below the historical average of slightly more than 3%. The default rate by number of issuers was 1.79%, also below the long-term average. We view loan fundamentals as positive and expect default rates to remain manageable.

     We continue to maintain an up-in-quality bias in the portfolio as compared with the S&P/LSTA Index. The loan market has recently seen an uptick in the amount of leverage utilized in buyout activity, and so we have refrained from having the Fund participate in a number of the more-levered deals. We are emphasizing owning the loans of borrowers with strong cash flows, which could help ensure that those borrowers can pay their obligations in the event interest rates rise meaningfully from here, or if conditions deteriorate. We have focused our recent loan purchases within the broadcast, oil & gas, and financial intermediary loan-market segments.

*    Distributions are not guaranteed.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/18 7

     We are maintaining only modest out-of-benchmark exposure in the portfolio to high-yield corporates, as we view the interest-rate environment as more favorable for bank loans. We are also maintaining a modest Fund position in ILS, based on the diversification** effect they can provide.

     We believe bank loans have demonstrated their investment value in the current rising-rate environment, as they substantially outperformed both high-yield and investment-grade corporate bonds over the 12-month period. With the current U.S. economic recovery in its 10th year, we regard a portfolio emphasis on the higher-quality tier of the loan market as appropriate, even if the positioning has acted as a constraint on the Fund's recent benchmark-relative performance.

**   Diversification does not assure a profit nor protect against loss.

8 Pioneer Floating Rate Fund | Annual Report | 10/31/18

Please refer to the Schedule of Investments on pages 17-53 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/18 9

Portfolio Summary | 10/31/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                               85.1%
U.S. Government and Agency Obligations                                     8.6%
Corporate Bonds                                                            3.1%
Insurance-Linked Securities                                                1.6%
Investment Companies                                                       0.9%
Collateralized Mortgage Obligations                                        0.4%
Asset Backed Securities                                                    0.3%
Preferred Stock                                                            0.0%+
Common Stock                                                               0.0%+

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. United States Treasury Bills, 11/1/18                                                   3.41%
-------------------------------------------------------------------------------------------------
 2. United States Treasury Bills, 11/29/18                                                  2.81
-------------------------------------------------------------------------------------------------
 3. United States Treasury Bills, 11/8/18                                                   1.44
-------------------------------------------------------------------------------------------------
 4. Charter Communications Operating LLC (aka CCO Safari LLC), Term B Loan,
    4.31% (LIBOR + 200 bps), 3/31/23                                                        0.74
-------------------------------------------------------------------------------------------------
 5. Asurion LLC (fka Asurion Corp.), New Term Loan B7, 5.302%
    (LIBOR + 300 bps), 11/3/24                                                              0.59
-------------------------------------------------------------------------------------------------
 6. CenturyLink, Inc., Initial Term B Loan, 5.052% (LIBOR + 275 bps), 1/31/25               0.58
-------------------------------------------------------------------------------------------------
 7. Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals International,
    Inc.), Initial Term Loan, 5.274% (LIBOR + 300 bps), 6/2/25                              0.55
-------------------------------------------------------------------------------------------------
 8. Scientific Games International, Inc., Initial Term B-5 Loan, 5.046%
    (LIBOR + 275 bps), 8/14/24                                                              0.51
-------------------------------------------------------------------------------------------------
 9. Sprint Communications, Inc., Initial Term Loan, 4.813% (LIBOR + 250 bps), 2/2/24        0.49
-------------------------------------------------------------------------------------------------
10. United States Treasury Bills, 1/24/19                                                   0.49
-------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Floating Rate Fund | Annual Report | 10/31/18

Prices and Distributions | 10/31/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                       10/31/18                       10/31/17
--------------------------------------------------------------------------------
           A                          $6.73                          $6.80
--------------------------------------------------------------------------------
           C                          $6.74                          $6.80
--------------------------------------------------------------------------------
           Y                          $6.75                          $6.82
--------------------------------------------------------------------------------

Distributions per Share: 11/1/17-10/31/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Net
                         Investment             Short-Term       Long-Term
         Class             Income              Capital Gains    Capital Gains
--------------------------------------------------------------------------------
           A              $0.2674                 $  --            $  --
--------------------------------------------------------------------------------
           C              $0.2171                 $  --            $  --
--------------------------------------------------------------------------------
           Y              $0.2888                 $  --            $  --
--------------------------------------------------------------------------------

The S&P/LSTA Leveraged Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 11

Performance Update | 10/31/18                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Cumulative Total Returns
(As of October 31, 2018)
--------------------------------------------------------------------------------
                                            Net        Public       S&P/LSTA
                                            Asset      Offering     Leveraged
                                            Value      Price        Performing
Period                                      (NAV)      (POP)        Loan Index
--------------------------------------------------------------------------------
10 years                                    6.08%       5.59%       7.91%
5 years                                     2.97        2.02        4.30
1 year                                      2.96       -1.67        4.78
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.03%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Floating        S&P/LSTA Leveraged
                           Rate Fund               Performing Loan Index
10/08                      $  9,550                $ 10,000
10/09                      $ 11,794                $ 13,162
10/10                      $ 12,907                $ 14,664
10/11                      $ 13,292                $ 15,136
10/12                      $ 14,279                $ 16,446
10/13                      $ 14,885                $ 17,345
10/14                      $ 15,208                $ 17,939
10/15                      $ 15,441                $ 18,213
10/16                      $ 16,134                $ 19,417
10/17                      $ 16,733                $ 20,436
10/18                      $ 17,228                $ 21,413

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Floating Rate Fund | Annual Report | 10/31/18

Performance Update | 10/31/18                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Cumulative Total Returns
(As of October 31, 2018)
--------------------------------------------------------------------------------
                                                                    S&P/LSTA
                                                                    Leveraged
                                            If         If           Performing
Period                                      Held       Redeemed     Loan Index
--------------------------------------------------------------------------------
10 years                                    5.30%      5.30%        7.91%
5 years                                     2.22       2.22         4.30
1 year                                      2.35       2.35         4.78
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.78%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Floating        S&P/LSTA Leveraged
                           Rate Fund               Performing Loan Index
10/08                      $ 10,000                $ 10,000
10/09                      $ 12,263                $ 13,162
10/10                      $ 13,302                $ 14,664
10/11                      $ 13,612                $ 15,136
10/12                      $ 14,496                $ 16,446
10/13                      $ 15,020                $ 17,345
10/14                      $ 15,235                $ 17,939
10/15                      $ 15,359                $ 18,213
10/16                      $ 15,909                $ 19,417
10/17                      $ 16,375                $ 20,436
10/18                      $ 16,759                $ 21,413

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 13

Performance Update | 10/31/18                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to that of the S&P/LSTA Leveraged Performing Loan Index.

Cumulative Total Returns
(As of October 31, 2018)
--------------------------------------------------------------------------------
                                                       Net          S&P/LSTA
                                                       Asset        Leveraged
                                                       Value        Performing
Period                                                 (NAV)        Loan Index
--------------------------------------------------------------------------------
10 years                                               6.40%        7.91%
5 years                                                3.31         4.30
1 year                                                 3.27         4.78
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2018)
--------------------------------------------------------------------------------
                                                       Gross        Net
--------------------------------------------------------------------------------
                                                       0.80%        0.71%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                           Pioneer Floating        S&P/LSTA Leveraged
                           Rate Fund               Performing Loan Index
10/08                      $ 5,000,000             $  5,000,000
10/09                      $ 6,184,750             $  6,581,070
10/10                      $ 6,785,591             $  7,332,074
10/11                      $ 6,996,417             $  7,567,868
10/12                      $ 7,540,632             $  8,222,918
10/13                      $ 7,900,036             $  8,672,551
10/14                      $ 8,097,913             $  8,969,654
10/15                      $ 8,253,484             $  9,106,721
10/16                      $ 8,653,792             $  9,708,458
10/17                      $ 9,004,105             $ 10,217,784
10/18                      $ 9,298,987             $ 10,706,254

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Floating Rate Fund | Annual Report | 10/31/18

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from May 1, 2018, through October 31, 2018.

--------------------------------------------------------------------------------
Share Class                                A               C               Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00        $1,000.00       $1,000.00
Value on 5/1/18
--------------------------------------------------------------------------------
Ending Account                        $1,012.49        $1,010.37       $1,014.04
Value (after expenses)
on 10/31/18
--------------------------------------------------------------------------------
Expenses Paid                         $    5.12        $    8.92       $    3.55
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, 1.76% and 0.70% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2018, through October 31, 2018.

--------------------------------------------------------------------------------
Share Class                               A                C               Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00        $1,000.00       $1,000.00
Value on 5/1/18
--------------------------------------------------------------------------------
Ending Account                        $1,020.11        $1,016.33       $1,021.68
Value (after expenses)
on 10/31/18
--------------------------------------------------------------------------------
Expenses Paid                         $    5.14        $    8.94       $    3.57
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, 1.76% and 0.70% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer Floating Rate Fund | Annual Report | 10/31/18

Schedule of Investments | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      UNAFFILIATED ISSUERS -- 105.6%
                      SENIOR SECURED FLOATING RATE LOAN
                      INTERESTS -- 89.9% of Net Assets*(a)
                      AUTOMOBILES & COMPONENTS -- 2.4%
                      Auto Parts & Equipment -- 1.6%
     1,135,793        Allison Transmission, Inc., New Term Loan, 4.04%
                      (LIBOR + 175 bps), 9/23/22                                       $     1,142,448
     1,474,477        American Axle & Manufacturing, Inc., Tranche B Term Loan,
                      4.621% (LIBOR + 225 bps), 4/6/24                                       1,474,477
     1,528,297        Cooper-Standard Automotive, Inc., Additional Term B-1
                      Loan, 4.302% (LIBOR + 200 bps), 11/2/23                                1,532,836
     1,156,940        Energy Acquisition LP, First Lien Initial Term Loan, 6.636%
                      (LIBOR + 425 bps), 6/26/25                                             1,165,617
     1,477,500        Innovative Xcessories & Services LLC, Term Loan, 7.04%
                      (LIBOR + 475 bps), 11/29/22                                            1,485,811
     1,579,287        Superior Industries International, Inc., Replacement Term
                      Loan, 6.302% (LIBOR + 400 bps), 5/22/24                                1,585,210
     2,538,689        TI Group Automotive Systems LLC, Initial US Term Loan,
                      4.802% (LIBOR + 250 bps), 6/30/22                                      2,529,169
     2,439,937        Tower Automotive Holdings USA LLC, Initial Term Loan,
                      5.063% (LIBOR + 275 bps), 3/7/24                                       2,440,955
     1,807,917        Visteon Corp., New Term Loan, 4.049% (LIBOR +
                      175 bps), 3/25/24                                                      1,796,617
                                                                                       ---------------
                                                                                       $    15,153,140
------------------------------------------------------------------------------------------------------
                      Automobile Manufacturers -- 0.4%
     1,526,286        FCA US LLC (fka Chrysler Group LLC), Tranche B Term
                      Loan, 4.3% (LIBOR + 200 bps), 12/31/18                           $     1,529,385
     1,000,000        Honeywell Technologies S.a r.l., Dollar Tranche B Term
                      Loan, 4.89% (LIBOR + 250 bps), 9/27/25                                   999,375
     1,213,333        Octavius Corp., (Winnebago Industries) New Tranche B
                      Term Loan, 5.811% (LIBOR + 350 bps), 11/8/23                           1,219,400
                                                                                       ---------------
                                                                                       $     3,748,160
------------------------------------------------------------------------------------------------------
                      Tires & Rubber -- 0.4%
     3,325,000        Goodyear Tire & Rubber Co., Second Lien Term Loan,
                      4.32% (LIBOR + 200 bps), 3/3/25                                  $     3,308,392
                                                                                       ---------------
                      Total Automobiles & Components                                   $    22,209,692
------------------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 11.4%
                      Aerospace & Defense -- 2.4%
     1,341,591        Accudyne Industries Borrower SCA/Accudyne Industries
                      LLC (fka Silver II US Holdings LLC), Initial Term Loan,
                      5.302% (LIBOR + 300 bps), 8/18/24                                $     1,338,478
     3,105,978        Alion Science and Technology Corp., First Lien Term
                      Loan, 6.802% (LIBOR + 450 bps), 8/19/21                                3,125,390
     3,217,583        Constellis Holdings LLC, First Lien Term B Loan,
                      7.386% (LIBOR + 500 bps), 4/21/24                                      3,210,881
     2,534,928        DAE Aviation Holdings, Inc., Initial Term Loan,
                      6.05% (LIBOR + 375 bps), 7/7/22                                        2,548,962

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 17

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Aerospace & Defense -- (continued)
     1,068,157        DynCorp International, Inc., Term Loan B2, 8.282%
                      (LIBOR + 600 bps), 7/7/20                                        $     1,072,162
       289,319        Engility Corp. (fka TASC, Inc.), Term B2 Loan, 5.052%
                      (LIBOR + 275 bps), 8/14/23                                               290,103
     1,270,816        Leidos Innovations Corp., Term Loan B, 4.063%
                      (LIBOR + 175 bps), 8/22/25                                             1,277,571
     2,612,707        MacDonald, Dettwiler and Associates, Ltd., Initial Term B
                      Loan, 5.148% (LIBOR + 275 bps), 10/4/24                                2,548,204
       992,500        MRO Holdings, Inc., Initial Term Loan, 7.636%
                      (LIBOR + 525 bps), 10/25/23                                              999,944
     2,705,337        Transdigm, Inc., New Tranche F Term Loan, 4.802%
                      (LIBOR + 250 bps), 6/9/23                                              2,696,423
     1,417,749        Transdigm, Inc., New Tranche G Term Loan, 4.802%
                      (LIBOR + 250 bps), 8/22/24                                             1,413,230
     2,350,000        WP CPP Holdings, LLC, First Lien Initial Term Loan, 6.279%
                      (LIBOR + 375 bps), 4/30/25                                             2,360,648
                                                                                       ---------------
                                                                                       $    22,881,996
------------------------------------------------------------------------------------------------------
                      Building Products -- 3.0%
     2,145,000        Armstrong World Industries, Inc., Term Loan B, 5.087%
                      (LIBOR + 275 bps), 3/31/23                                       $     2,147,681
     2,248,076        Atkore International, Inc., First Lien Initial Incremental
                      Term Loan, 5.14% (LIBOR + 275 bps), 12/22/23                           2,252,291
     3,733,120        Beacon Roofing Supply, Inc., Initial Term Loan, 4.527%
                      (LIBOR + 225 bps), 1/2/25                                              3,705,454
     3,238,865        Builders FirstSource, Inc., Refinancing Term Loan, 5.386%
                      (LIBOR + 300 bps), 2/29/24                                             3,213,900
     2,244,375        Hamilton Holdco LLC (Reece International Pty, Ltd.),
                      Term Loan, 4.4% (LIBOR + 200 bps), 7/2/25                              2,246,480
     1,666,625        Janus International Group LLC, Initial First Lien Term Loan,
                      5.302% (LIBOR + 300 bps), 2/12/25                                      1,643,709
     2,686,500        NCI Building Systems, Inc., Initial Term Loan, 4.302%
                      (LIBOR + 200 bps), 2/7/25                                              2,685,380
     2,635,746        Quikrete Holdings, Inc., First Lien Initial Term Loan,
                      5.052% (LIBOR + 275 bps), 11/15/23                                     2,629,863
     1,312,584        Siteone Landscape Supply LLC, Tranche E Term Loan,
                      5.03% (LIBOR + 275 bps), 10/29/24                                      1,314,634
     1,246,875        SRS Distribution, Inc., Initial Term Loan, 5.552%
                      (LIBOR + 325 bps), 5/23/25                                             1,222,890
     3,595,246        Summit Materials LLC, New Term Loan, 4.302%
                      (LIBOR + 200 bps), 11/21/24                                            3,583,450
     1,481,287        Unifrax I LLC, Initial Dollar Term Loan, 5.886%
                      (LIBOR + 350 bps), 4/4/24                                              1,485,917
                                                                                       ---------------
                                                                                       $    28,131,649
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Construction & Engineering -- 0.3%
     1,832,377        Installed Building Products, Inc., Tranche B-2 Term Loan,
                      4.802% (LIBOR + 250 bps), 4/15/25                                $     1,821,689
       996,250        Verra Mobility Corporation (aka American Traffic
                      Solutions), First Lien Initial Term Loan, 6.045%
                      (LIBOR + 375 bps), 2/28/25                                             1,002,974
                                                                                       ---------------
                                                                                       $     2,824,663
------------------------------------------------------------------------------------------------------
                      Construction & Farm Machinery & Heavy Trucks -- 0.8%
     1,960,522        Clark Equipment Co. (aka Doosan Bobcat, Inc.), Repriced
                      Term Loan, 4.377% (LIBOR + 200 bps), 5/18/24                     $     1,956,846
       968,750        Commercial Vehicle Group, Inc., (CVG) Initial Term Loan,
                      8.302% (LIBOR + 600 bps), 4/12/23                                        974,805
     4,163,703        Navistar, Inc., Tranche B Term Loan, 5.78%
                      (LIBOR + 350 bps), 11/6/24                                             4,174,112
       355,967        Terex Corp., Incremental US Term Loan, 4.294%
                      (LIBOR + 200 bps), 1/31/24                                               355,522
                                                                                       ---------------
                                                                                       $     7,461,285
------------------------------------------------------------------------------------------------------
                      Electrical Components & Equipment -- 1.5%
     1,543,936        Convergint Technologies LLC, First Lien Initial Term Loan,
                      5.302% (LIBOR + 300 bps), 2/3/25                                 $     1,534,286
     2,565,543        Dell International LLC, Refinancing Term B Loan, 4.31%
                      (LIBOR + 200 bps), 9/7/23                                              2,565,010
       951,825        Diebold Nixdorf, Inc. (fka Diebold, Inc.), New Dollar
                      Term B Loan, 5.063% (LIBOR + 275 bps), 11/6/23                           828,087
     1,750,000        GoodRx, Inc., First Lien Initial Term Loan, 5.283%
                      (LIBOR + 300 bps), 10/10/25                                            1,759,844
     1,406,475        Pelican Products, Inc., First Lien Term Loan, 5.774%
                      (LIBOR + 350 bps), 5/1/25                                              1,409,405
     2,543,625        Southwire Co., Initial Term Loan, 4.29% (LIBOR +
                      200 bps), 5/19/25                                                      2,553,481
     3,010,185        WireCo WorldGroup, Inc., First Lien Initial Term Loan,
                      7.302% (LIBOR + 500 bps), 9/29/23                                      3,038,406
                                                                                       ---------------
                                                                                       $    13,688,519
------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates -- 1.8%
     1,676,603        AVSC Holding Corp., First Lien Initial Term Loan,
                      5.566% (LIBOR + 325 bps), 3/3/25                                 $     1,676,603
     2,014,253        Blount International, Inc., New Refinancing Term Loan,
                      6.052% (LIBOR + 375 bps), 4/12/23                                      2,034,396
     2,319,472        DTI Holdco, Inc., Replacement B-1 Term Loan, 7.276%
                      (LIBOR + 475 bps), 9/29/23                                             2,232,492
       748,125        EaglePicher Technologies LLC, First Lien Initial Term
                      Loan, 5.552% (LIBOR + 325 bps), 3/8/25                                   749,683
     2,047,197        Filtration Group Corp., Initial Dollar Term Loan, 5.302%
                      (LIBOR + 300 bps), 3/29/25                                             2,058,286
     1,584,794        Gates Global LLC, Initial B-2 Dollar Term Loan, 5.052%
                      (LIBOR + 275 bps), 4/1/24                                              1,589,321

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 19

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates -- (continued)
       843,750        Hyster-Yale Group, Inc., Term Loan, 5.552%
                      (LIBOR + 325 bps), 5/30/23                                       $       846,914
     1,821,605        Milacron LLC, Term B Loan, 4.802% (LIBOR +
                      250 bps), 9/28/23                                                      1,825,021
     1,732,635        ProAmpac PG Borrower LLC, First Lien Initial Term Loan,
                      5.841% (LIBOR + 350 bps), 11/20/23                                     1,737,689
     2,035,483        Shape Technologies Group, Inc., Initial Term Loan,
                      5.305% (LIBOR + 300 bps), 4/20/25                                      2,034,210
       440,250        Thermon Industries, Inc., Term Loan B, 6.006%
                      (LIBOR + 375 bps), 10/30/24                                              443,552
                                                                                       ---------------
                                                                                       $    17,228,167
------------------------------------------------------------------------------------------------------
                      Industrial Machinery -- 1.0%
     1,985,000        Circor International, Inc., Initial Term Loan, 5.783%
                      (LIBOR + 350 bps), 12/11/24                                      $     1,986,241
     1,400,289        Columbus McKinnon Corp., Repriced Term Loan,
                      4.886% (LIBOR + 250 bps), 1/31/24                                      1,403,789
     1,895,253        Gardner Denver, Inc., Tranche B-1 Dollar Term Loan,
                      5.052% (LIBOR + 275 bps), 7/30/24                                      1,902,529
       699,836        NN, Inc., Tranche B Term Loan, 6.052% (LIBOR +
                      375 bps), 10/19/22                                                       701,914
     1,763,877        Tank Holding Corp., Replacement Term Loan, 5.811%
                      (LIBOR + 350 bps), 3/16/22                                             1,769,665
     2,049,201        Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B
                      Loan, 4.782% (LIBOR + 250 bps), 10/23/25                               2,049,201
                                                                                       ---------------
                                                                                       $     9,813,339
------------------------------------------------------------------------------------------------------
                      Trading Companies & Distributors -- 0.6%
     1,200,000        HD Supply, Inc., Term B-5 Loan, 4.03% (LIBOR +
                      175 bps), 10/17/23                                                   $ 1,201,000
     1,000,000(b)     Hertz Corp., Tranche Term B-1 Loan, 6/30/23                              996,328
     1,857,558        Nexeo Solutions LLC, Term B-1 Loan, 5.659%
                      (LIBOR + 325 bps), 6/9/23                                              1,863,749
     1,000,000(b)     United Rentals, Inc., Term Loan B, 10/3/25                             1,005,625
       182,720        WESCO Distribution, Inc., Tranche B-1 Term Loan,
                      5.302% (LIBOR + 300 bps), 12/12/19                                       182,948
                                                                                       ---------------
                                                                                       $     5,249,650
                                                                                       ---------------
                      Total Capital Goods                                              $   107,279,268
------------------------------------------------------------------------------------------------------
                      COMMERCIAL & PROFESSIONAL SERVICES -- 1.9%
                      Diversified Support Services -- 0.4%
     1,017,477        Access CIG LLC, First Lien Term B Loan, 6.052%
                      (LIBOR + 375 bps), 2/27/25                                       $     1,022,193
     1,412,694        Aristocrat Leisure, Ltd., Term B-3 Loan, 4.219%
                      (LIBOR + 175 bps), 10/19/24                                            1,409,402
       976,933        Patriot Container Corp., First Lien Closing Date Term
                      Loan, 5.787% (LIBOR + 350 bps), 3/20/25                                  982,734
                                                                                       ---------------
                                                                                       $     3,414,329
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Environmental & Facilities Services -- 1.2%
     4,001,770        Albany Molecular Research, Inc., First Lien Initial Term
                      Loan, 5.552% (LIBOR + 325 bps), 8/30/24                          $     4,008,272
       220,995        GFL Environmental, Inc., Delayed Draw Term Loan,
                      7.0% (PRIME + 175 bps), 5/30/25                                          218,301
     2,374,558        GFL Environmental, Inc., Effective Date Incremental Term
                      Loan, 5.136% (LIBOR + 275 bps), 5/30/25                                2,345,617
     1,866,037        Infiltrator Water Technologies LLC, First Lien Term B-2
                      Loan, 5.386% (LIBOR + 300 bps), 5/27/22                                1,875,367
     1,000,000(b)     Tunnel Hill Partners LP, Cov-Lite Term Loan B, 10/1/25                 1,005,000
     2,001,461        Wrangler Buyer Corp. (aka Waste Industries USA, Inc.),
                      Initial Term Loan, 5.006% (LIBOR + 275 bps), 9/27/24                   2,004,798
                                                                                       ---------------
                                                                                       $    11,457,355
------------------------------------------------------------------------------------------------------
                      Human Resource & Employment Services -- 0.3%
       750,805        On Assignment, Inc., Initial Term B-1 Loan, 4.302%
                      (LIBOR + 200 bps), 6/3/22                                        $       754,793
       191,484        On Assignment, Inc., Initial Term B-2 Loan, 4.302%
                      (LIBOR + 200 bps), 4/2/25                                                192,043
     2,118,115        STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                      7.777% (LIBOR + 525 bps), 6/30/22                                      2,120,762
                                                                                       ---------------
                                                                                       $     3,067,598
                                                                                       ---------------
                      Total Commercial & Professional Services                         $    17,939,282
------------------------------------------------------------------------------------------------------
                      COMMERCIAL SERVICES & SUPPLIES -- 1.8%
                      Diversified Support Services -- 0.9%
     5,891,602        Asurion LLC (fka Asurion Corp.), New Term Loan B7,
                      5.302% (LIBOR + 300 bps), 11/3/24                                $     5,907,804
       575,155        Asurion LLC (fka Asurion Corp.), Replacement B-6 Term
                      Loan, 5.302% (LIBOR + 300 bps), 11/3/23                                  576,593
       243,965        IAP Worldwide Services, Inc., Second Lien Term Loan,
                      8.886% (LIBOR + 650 bps), 7/18/19                                        241,525
     1,953,056        KAR Auction Services, Inc., Tranche B-5 Term Loan,
                      4.938% (LIBOR + 250 bps), 3/9/23                                       1,957,303
                                                                                       ---------------
                                                                                       $     8,683,225
------------------------------------------------------------------------------------------------------
                      Environmental & Facilities Services -- 0.6%
     2,347,032        Advanced Disposal Services, Inc. (fka ADS Waste
                      Holdings, Inc.), Additional Term Loan, 4.46% (LIBOR +
                      225 bps), 11/10/23                                               $     2,349,966
     1,786,278        Clean Harbors, Inc., Initial Term Loan, 4.052%
                      (LIBOR + 175 bps), 6/30/24                                             1,791,583
     1,693,108        WCA Waste Systems, Inc., Initial Term Loan, 4.802%
                      (LIBOR + 250 bps), 8/11/23                                             1,688,875
                                                                                       ---------------
                                                                                       $     5,830,424
------------------------------------------------------------------------------------------------------
                      Office Services & Supplies -- 0.1%
       496,250        Diamond (BC) BV Initial USD Term Loan, 5.526%
                      (LIBOR + 300 bps), 9/6/24                                        $       490,667
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 21

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Security & Alarm Services -- 0.2%
     2,277,764        GW Honos Security Corp. (Garda World Security Corp.),
                      Term B Loan, 5.821% (LIBOR + 350 bps), 5/24/24                   $     2,288,085
                                                                                       ---------------
                      Total Commercial Services & Supplies                             $    17,292,401
------------------------------------------------------------------------------------------------------
                      CONSUMER DURABLES & APPAREL -- 1.3%
                      Apparel, Accessories & Luxury Goods -- 0.1%
       992,500        Hanesbrands Inc., New Term Loan B, 4.052%
                      (LIBOR + 175 bps), 12/16/24                                      $       994,155
------------------------------------------------------------------------------------------------------
                      Homebuilding -- 0.2%
     2,250,000        Interior Logic Group Holdings IV LLC, Initial Term Loan,
                      6.391% (LIBOR + 400 bps), 5/30/25                                $     2,248,594
------------------------------------------------------------------------------------------------------
                      Household Appliances -- 0.3%
     1,981,870        Global Appliance, Inc., Tranche B Term Loan, 6.31%
                      (LIBOR + 400 bps), 9/29/24                                       $     1,969,483
       645,124        Ring Container Technologies Group, LLC, First Lien Initial
                      Term Loan, 5.052% (LIBOR + 275 bps), 10/31/24                            645,931
                                                                                       ---------------
                                                                                       $     2,615,414
------------------------------------------------------------------------------------------------------
                      Housewares & Specialties -- 0.5%
       505,452        Prestige Brands, Inc., Term B-4 Loan, 4.302%
                      (LIBOR + 200 bps), 1/26/24                                       $       506,580
     2,304,751        Reynolds Group Holdings, Inc., Incremental US Term
                      Loan, 5.052% (LIBOR + 275 bps), 2/5/23                                 2,309,612
     1,995,000        SIWF Holdings, Inc., First Lien Initial Term Loan, 6.54%
                      (LIBOR + 425 bps), 6/15/25                                             2,013,703
                                                                                       ---------------
                                                                                       $     4,829,895
------------------------------------------------------------------------------------------------------
                      Leisure Products -- 0.2%
     1,372,126        Bombardier Recreational Products, Inc., Term B Loan,
                      4.3% (LIBOR + 200 bps), 5/23/25                                  $     1,370,696
                                                                                       ---------------
                      Total Consumer Durables & Apparel                                $    12,058,754
------------------------------------------------------------------------------------------------------
                      CONSUMER SERVICES -- 8.0%
                      Casinos & Gaming -- 2.5%
     4,561,960        Boyd Gaming Corp., Refinancing Term B Loan, 4.467%
                      (LIBOR + 225 bps), 9/15/23                                       $     4,575,400
       496,250        Churchill Downs Inc., Term B Facility Loan, 4.31%
                      (LIBOR + 200 bps), 12/27/24                                              498,111
     2,962,500        CityCenter Holdings LLC, Term B Loan, 4.552%
                      (LIBOR + 225 bps), 4/18/24                                             2,960,186
     2,018,360        Eldorado Resorts, Inc., Term Loan, 4.563%
                      (LIBOR + 225 bps), 4/17/24                                             2,023,406
     2,230,155        Golden Nugget, Inc. (aka Landry's Inc.), Initial Term
                      Loan B, 5.23% (LIBOR + 275 bps), 10/4/23                               2,235,563
     2,500,000        Penn National Gaming, Inc., Term B-1 Facility Loan,
                      4.581% (LIBOR + 225 bps), 10/15/25                                     2,510,353
     5,158,757        Scientific Games International, Inc., Initial Term B-5
                      Loan, 5.046% (LIBOR + 275 bps), 8/14/24                                5,117,915

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Casinos & Gaming -- (continued)
     1,995,000        Stars Group Holdings BV, USD Term Loan, 5.886%
                      (LIBOR + 350 bps), 7/10/25                                       $     2,003,728
     1,949,016        Station Casinos LLC, Term B Facility Loan, 4.81%
                      (LIBOR + 250 bps), 6/8/23                                              1,950,561
                                                                                       ---------------
                                                                                       $    23,875,223
------------------------------------------------------------------------------------------------------
                      Education Services -- 1.0%
     3,913,857        Bright Horizons Family Solutions LLC (fka Bright Horizons
                      Family Solutions, Inc.), Term B Loan, 4.052%
                      (LIBOR + 175 bps), 11/7/23                                       $     3,920,585
     2,713,755        Laureate Education, Inc., Series 2024 Term Loan,
                      6.027% (LIBOR + 350 bps), 4/26/24                                      2,722,574
     2,754,710        McGraw-Hill Global Education Holdings LLC, First Lien
                      Term B Loan, 6.302% (LIBOR + 400 bps), 5/4/22                          2,642,555
                                                                                       ---------------
                                                                                       $     9,285,714
------------------------------------------------------------------------------------------------------
                      Hotels, Resorts & Cruise Lines -- 0.8%
     2,063,250        Four Seasons Holdings, Inc., 2013 First Lien Term Loan,
                      4.302% (LIBOR + 200 bps), 11/30/23                               $     2,065,185
       953,274        Hilton Worldwide Finance LLC, Series B-2 Term Loan,
                      4.031% (LIBOR + 175 bps), 10/25/23                                       955,127
     1,200,000        Marriott Ownership Resorts, Inc., Initial Term Loan,
                      4.552% (LIBOR + 225 bps), 8/29/25                                      1,206,000
     2,395,843        Sabre GLBL, Inc., (fka Sabre, Inc.), 2018 Other Term B
                      Loan, 4.302% (LIBOR + 200 bps), 2/22/24                                2,398,195
       700,000        Wyndham Hotels & Resorts, Inc., Term Loan B, 4.052%
                      (LIBOR + 175 bps), 5/30/25                                               700,613
                                                                                       ---------------
                                                                                       $     7,325,120
------------------------------------------------------------------------------------------------------
                      Leisure Facilities -- 1.2%
     1,770,563        24 Hour Fitness Worldwide, Inc., Term Loan, 5.802%
                      (LIBOR + 350 bps), 5/30/25                                       $     1,777,202
     1,568,000        Cedar Fair LP, US Term B Loan, 4.052% (LIBOR +
                      175 bps), 4/13/24                                                      1,577,800
     4,649,392        Fitness International LLC, Term B Loan, 5.552%
                      (LIBOR + 325 bps), 4/18/25                                             4,663,438
     1,692,292        Life Time Fitness, Inc., 2017 Refinancing Term Loan,
                      5.063% (LIBOR + 275 bps), 6/10/22                                      1,695,201
     1,457,976        Six Flags Theme Parks, Inc., Tranche B Term Loan,
                      4.26% (LIBOR + 175 bps), 6/30/22                                       1,463,808
                                                                                       ---------------
                                                                                       $    11,177,449
------------------------------------------------------------------------------------------------------
                      Restaurants -- 1.0%
     3,362,816        1011778 BC Unlimited Liability Co. (New Red Finance,
                      Inc.) (aka Burger King/Tim Hortons), Term B-3 Loan,
                      4.552% (LIBOR + 225 bps), 2/16/24                                $     3,353,360
     1,995,000        Arby's Restaurant Group, Inc., Term B Loan, 5.46%
                      (LIBOR + 325 bps), 2/5/25                                              1,995,712

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 23

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Restaurants -- (continued)
       696,750        Dhanani Group, Inc., Term Loan, 6.052% (LIBOR +
                      375 bps), 7/20/25                                                $       694,137
     3,192,601        KFC Holdings Co. (aka Yum! Brands), 2018 Term Loan B,
                      4.037% (LIBOR + 175 bps), 4/3/25                                       3,197,090
       740,625        NPC International, Inc., First Lien Initial Term Loan,
                      5.802% (LIBOR + 350 bps), 4/19/24                                        744,328
                                                                                       ---------------
                                                                                       $     9,984,627
------------------------------------------------------------------------------------------------------
                      Specialized Consumer Services -- 1.5%
     1,566,056        Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                      First Lien Initial Term Loan, 6.136% (LIBOR +
                      375 bps), 7/28/22                                                $     1,561,652
     1,250,000        Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                      Incremental Term Loan, 6.641% (LIBOR + 425 bps), 7/28/22               1,244,791
     2,554,941        Creative Artists Agency LLC, Refinancing Term Loan,
                      5.29% (LIBOR + 300 bps), 2/15/24                                       2,564,921
     1,000,000        frontdoor, Inc., Initial Term Loan, 4.813% (LIBOR +
                      250 bps), 8/16/25                                                      1,007,500
     4,771,385        KUEHG Corp. (fka KC MergerSub, Inc.), Term B-3 Loan,
                      6.136% (LIBOR + 375 bps), 2/21/25                                      4,801,631
     2,795,765        Prime Security Services Borrower LLC, First Lien 2016-2
                      Refinancing Term B-1 Loan, 5.052% (LIBOR +
                      275 bps), 5/2/22                                                       2,801,008
                                                                                       ---------------
                                                                                       $    13,981,503
                                                                                       ---------------
                      Total Consumer Services                                          $    75,629,636
------------------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 5.6%
                      Asset Management & Custody Banks -- 0.3%
     2,527,216        Baring Private Equity Asia VI Holdings, Ltd., First Lien Initial
                      Dollar Term Loan, 5.302% (LIBOR + 300 bps), 10/26/22             $     2,536,693
------------------------------------------------------------------------------------------------------
                      Consumer Finance -- 0.2%
     1,895,250        Blackhawk Network Holdings, Inc., First Lien Term Loan,
                      5.386% (LIBOR + 300 bps), 6/15/25                                $     1,901,409
------------------------------------------------------------------------------------------------------
                      Diversified Capital Markets -- 1.1%
     4,596,093        Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan, 4.28%
                      (LIBOR + 200 bps), 1/15/25                                       $     4,589,392
       868,438        Clipper Acquisitions Corp. (aka TCW Group, Inc.),
                      Term B-1 Loan, 4.029% (LIBOR + 175 bps), 12/27/24                        869,516
       831,599        FinCo I LLC (aka Fortress Investment Group), 2018
                      Replacement Term Loan, 4.302% (LIBOR +
                      200 bps), 12/27/22                                                       832,327
     1,617,228        Freedom Mortgage Corp., Initial Term Loan, 7.052%
                      (LIBOR + 475 bps), 2/23/22                                             1,631,378
     1,307,438        Pre-Paid Legal Services, Inc. (aka Legal/shield), First
                      Lien Initial Term Loan, 5.552% (LIBOR + 325 bps), 5/1/25               1,316,426
     1,416,250        Trico Group LLC, First Lien Initial Term Loan, 8.813%
                      (LIBOR + 650 bps), 2/2/24                                              1,419,791
                                                                                       ---------------
                                                                                       $    10,658,830
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Investment Banking & Brokerage -- 0.5%
     1,238,750        Duff & Phelps Investment Management Co., Initial Term
                      Loan, 5.552% (LIBOR + 325 bps), 2/13/25                          $     1,239,414
     1,768,875        Guggenheim Partners Investment Management
                      Holdings LLC, Term B Loan, 5.052% (LIBOR +
                      275 bps), 7/21/23                                                      1,782,142
     1,777,050        LPL Holdings, Inc., Tranche B Term Loan, 4.53%
                      (LIBOR + 225 bps), 9/23/24                                             1,782,603
                                                                                       ---------------
                                                                                       $     4,804,159
------------------------------------------------------------------------------------------------------
                      Other Diversified Financial Services -- 0.8%
       673,724        Delos Finance S.a r.l., New Term Loan, 4.136%
                      (LIBOR + 175 bps), 10/6/23                                       $       675,529
     4,194,053        Fly Funding II S.a r.l., Term Loan, 4.34%
                      (LIBOR + 200 bps), 2/9/23                                              4,193,181
     2,416,986        Livingston International Inc., First Lien Refinancing
                      Term B-3 Loan, 8.136% (LIBOR + 575 bps), 3/20/20                       2,416,986
                                                                                       ---------------
                                                                                       $     7,285,696
------------------------------------------------------------------------------------------------------
                      Specialized Finance -- 2.5%
     1,828,571        CTC AcquiCo GmbH, Facility B2, 5.565% (LIBOR +
                      325 bps), 3/7/25                                                 $     1,824,000
     1,462,121        DBRS, Ltd., Initial Term Loan, 7.563% (LIBOR +
                      525 bps), 3/4/22                                                       1,465,776
     3,000,000(b)     Encino Acquisition Partners Holdings LLC, Second Lien
                      Term Loan, 9/26/25                                                     3,060,000
       500,000        GBT Group Services B.V. (aka Amex GBT), Initial Term
                      Loan, 4.838% (LIBOR + 250 bps), 8/13/25                                  503,750
     1,050,000        Globallogic Holdings, Inc., Term B Loan, 5.552%
                      (LIBOR + 325 bps), 8/1/25                                              1,058,531
       650,000        Herbalife Nutrition Ltd., Term Loan B, 5.552%
                      (LIBOR + 325 bps), 8/18/25                                               653,250
     2,145,000        LTI Holdings, Inc., First Lien Initial Term Loan,
                      5.802% (LIBOR + 350 bps), 9/6/25                                       2,146,341
     3,967,537        Parfums Holding Co., Inc., First Lien Initial Term Loan,
                      6.529% (LIBOR + 425 bps), 6/30/24                                      3,989,030
     1,728,125        Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
                      Initial Term Loan, 7.64% (LIBOR + 525 bps), 4/29/24                    1,721,645
     1,050,000        Sigma Holdco BV (aka Flora Foods), Facility B2,
                      5.398% (LIBOR + 300 bps), 7/2/25                                       1,048,195
     2,263,320        Trans Union LLC, 2017 Replacement Term B-3 Loan,
                      4.302% (LIBOR + 200 bps), 4/10/23                                      2,262,754
       498,750        Trans Union LLC, 2018 Incremental Term B-4 Loan,
                      4.302% (LIBOR + 200 bps), 6/19/25                                        498,616
     3,931,818        VICI Properties 1 LLC, Term B Loan, 4.28% (LIBOR +
                      200 bps), 12/20/24                                                     3,927,517
                                                                                       ---------------
                                                                                       $    24,159,405
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 25

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Systems Software -- 0.2%
     1,703,337        Avast Software BV, 2018 Refinancing Dollar Term
                      Loan, 4.886% (LIBOR + 250 bps), 9/29/23                          $     1,711,853
                                                                                       ---------------
                      Total Diversified Financials                                     $    53,058,045
------------------------------------------------------------------------------------------------------
                      ENERGY -- 2.4%
                      Integrated Oil & Gas -- 0.5%
     1,400,000(b)     BCP Raptor II LLC, Term Loan B, 10/22/25                         $     1,398,250
     1,736,875        Medallion Midland Acquisition LLC, Initial Term Loan,
                      5.552% (LIBOR + 325 bps), 10/30/24                                     1,724,934
     1,375,000        NorthRiver Midstream Finance LP, Initial Term B Loan,
                      5.646% (LIBOR + 325 bps), 10/1/25                                      1,384,110
                                                                                       ---------------
                                                                                       $     4,507,294
------------------------------------------------------------------------------------------------------
                      Oil & Gas Drilling -- 0.5%
     1,000,000        Gavilan Resources LLC, Second Lien Initial Term Loan,
                      8.28% (LIBOR + 600 bps), 3/1/24                                  $       941,250
     3,950,000        Traverse Midstream Partners LLC, Advance Term Loan,
                      6.6% (LIBOR + 400 bps), 9/27/24                                        3,983,946
                                                                                       ---------------
                                                                                       $     4,925,196
------------------------------------------------------------------------------------------------------
                      Oil & Gas Equipment & Services -- 0.4%
     1,142,169        Apergy Corp., Initial Term Loan, 4.813% (LIBOR +
                      250 bps), 5/9/25                                                 $     1,144,548
     1,436,468        Keane Group Holdings LLC, Initial Term Loan, 6.063%
                      (LIBOR + 375 bps), 5/25/25                                             1,396,965
     1,492,500        McDermott International, Inc., Term Loan, 7.302%
                      (LIBOR + 500 bps), 5/12/25                                             1,482,052
                                                                                       ---------------
                                                                                       $     4,023,565
------------------------------------------------------------------------------------------------------
                      Oil & Gas Exploration & Production -- 0.2%
       750,000        California Resources Corp., Term Loan, 12.67%
                      (LIBOR + 1,038 bps), 12/31/21                                    $       836,250
       497,500        Lucid Energy Group II Borrower LLC, Initial Term Loan,
                      5.28% (LIBOR + 300 bps), 2/17/25                                         496,561
       111,325        MEG Energy Corp., Initial Term Loan, 5.81% (LIBOR +
                      350 bps), 12/31/23                                                       111,720
                                                                                       ---------------
                                                                                       $     1,444,531
------------------------------------------------------------------------------------------------------
                      Oil & Gas Refining & Marketing -- 0.3%
     2,686,500        Delek US Holdings, Inc., Initial Term Loan, 4.552%
                      (LIBOR + 225 bps), 3/31/25                                       $     2,689,299
------------------------------------------------------------------------------------------------------
                      Oil & Gas Storage & Transportation -- 0.5%
     2,857,896        Energy Transfer Equity LP, Refinanced Term Loan, 4.302%
                      (LIBOR + 200 bps), 2/2/24                                        $     2,861,292
     2,118,195        Gulf Finance LLC, Tranche B Term Loan, 7.64%
                      (LIBOR + 525 bps), 8/25/23                                             1,752,806

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Oil & Gas Storage & Transportation -- (continued)
       555,333        Summit Midstream Partners Holdings LLC, Term Loan
                      Credit Facility, 8.302% (LIBOR + 600 bps), 5/13/22               $       558,804
                                                                                       ---------------
                                                                                       $     5,172,902
                                                                                       ---------------
                      Total Energy                                                     $    22,762,787
------------------------------------------------------------------------------------------------------
                      FOOD & STAPLES RETAILING -- 1.1%
                      Drug Retail -- 0.1%
     1,320,688        H-Food Holdings LLC (aka Hearthside Food Solutions LLC),
                      Initial Term Loan, 5.302% (LIBOR + 300 bps), 5/23/25             $     1,300,465
------------------------------------------------------------------------------------------------------
                      Food Distributors -- 0.3%
     1,776,076        CSM Bakery Solutions, Ltd., First Lien Term Loan, 6.41%
                      (LIBOR + 400 bps), 7/3/20                                        $     1,713,913
     1,600,000        United Natural Foods, Inc., Initial Term Loan, 6.552%
                      (LIBOR + 425 bps), 10/22/25                                            1,502,000
                                                                                       ---------------
                                                                                       $     3,215,913
------------------------------------------------------------------------------------------------------
                      Food Retail -- 0.7%
       985,031        Albertson's LLC, 2017-1 Term B-5 Loan, 5.381%
                      (LIBOR + 300 bps), 12/21/22                                      $       984,724
     2,993,881        Albertson's LLC, 2017-1 Term B-6 Loan, 5.311%
                      (LIBOR + 300 bps), 6/22/23                                             2,980,316
     1,250,000(b)     Albertson's LLC, Term Loan B7, 10/29/25                                1,241,931
       967,688        Packers Holdings LLC, Initial Term Loan, 5.277%
                      (LIBOR + 300 bps), 12/4/24                                               969,199
                                                                                       ---------------
                                                                                       $     6,176,170
                                                                                       ---------------
                      Total Food & Staples Retailing                                   $    10,692,548
------------------------------------------------------------------------------------------------------
                      FOOD, BEVERAGE & TOBACCO -- 2.6%
                      Agricultural Products -- 0.2%
     1,657,857        Darling Ingredients, Inc. (fka Darling International, Inc.),
                      Term B Loan, 4.31% (LIBOR + 200 bps), 12/18/24                   $     1,672,364
------------------------------------------------------------------------------------------------------
                      Distillers & Vintners -- 0.1%
       739,984        Arterra Wines Canada, Inc. (fka 9941762 Canada, Inc.),
                      First Lien USD Term B-1 Loan, 5.088% (LIBOR +
                      275 bps), 12/15/23                                               $       742,990
------------------------------------------------------------------------------------------------------
                      Packaged Foods & Meats -- 2.2%
       500,000        8th Avenue Food & Provisions, Inc., First Lien Term Loan,
                      6.006% (LIBOR + 375 bps), 10/1/25                                $       505,312
     3,819,056        Chobani LLC, First Lien New Term Loan, 5.802%
                      (LIBOR + 350 bps), 10/10/23                                            3,739,092
     2,253,639        CTI Foods Holding Co., LLC, First Lien Term Loan, 6.1%
                      (LIBOR + 350 bps), 6/29/20                                             1,825,448
     1,682,284        Dole Food Co., Inc., Tranche B Term Loan, 5.049%
                      (LIBOR + 275bps/PRIME + 175 bps), 4/6/24                               1,680,312
     2,163,150        Give and Go Prepared Foods Corp., First Lien 2017 Term
                      Loan, 6.636% (LIBOR + 425 bps), 7/29/23                                1,917,092
     4,124,393        JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                      4.844% (LIBOR + 250 bps), 10/30/22                                     4,129,227

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 27

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Packaged Foods & Meats -- (continued)
     2,739,248        Post Holdings, Inc., Series A, Incremental Term Loan,
                      4.29% (LIBOR + 200 bps), 5/24/24                                 $     2,739,494
     1,510,338        Shearer's Foods LLC, First Lien Term Loan, 6.552%
                      (LIBOR + 425 bps), 6/30/21                                             1,507,506
     2,488,731        Utz Quality Foods LLC, First Lien Initial Term Loan,
                      5.802% (LIBOR + 350 bps), 11/21/24                                     2,501,175
                                                                                       ---------------
                                                                                       $    20,544,658
------------------------------------------------------------------------------------------------------
                      Soft Drinks -- 0.1%
     1,200,000        Refresco Group NV, Facility B 3, 5.564% (LIBOR +
                      325 bps), 3/28/25                                                $     1,201,470
                                                                                       ---------------
                      Total Food, Beverage & Tobacco                                   $    24,161,482
------------------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 8.1%
                      Health Care Distributors -- 0.1%
       995,000        PharMerica Corp., First Lien Initial Term Loan, 5.78%
                      (LIBOR + 350 bps), 12/6/24                                       $       999,975
------------------------------------------------------------------------------------------------------
                      Health Care Equipment -- 0.2%
       591,000        Cidron Healthcare, Ltd. (aka ConvaTec, Inc.), Term B
                      Loan, 4.636% (LIBOR + 225 bps), 10/25/23                         $       595,248
     1,444,000(b)     NMN Holdings III Corp., Closing Date Term Loan, 11/13/25               1,447,610
                                                                                       ---------------
                                                                                       $     2,042,858
------------------------------------------------------------------------------------------------------
                      Health Care Facilities -- 2.6%
     3,152,966        Acadia Healthcare Co., Inc., Tranche B-4 Term Loan,
                      4.802% (LIBOR + 250 bps), 2/16/23                                $     3,164,790
     2,798,399        ATI Holdings Acquisition, Inc., First Lien Initial Term
                      Loan, 5.78% (LIBOR + 350 bps), 5/10/23                                 2,804,228
     1,840,000(b)     Auris LuxCo (aka Sivantos Group), First Lien Term B
                      Loan, 7/24/25                                                          1,855,526
     1,564,250        CHS/Community Health Systems, Inc., Incremental 2021
                      Term H Loan, 5.563% (LIBOR + 325 bps), 1/27/21                         1,535,572
     2,773,345        Concentra, Inc., First Lien Tranche B-1 Term Loan, 5.03%
                      (LIBOR + 275 bps), 6/1/22                                              2,783,746
       796,000        HCA, Inc., Tranche B-10 Term Loan, 4.302% (LIBOR +
                      200 bps), 3/13/25                                                        800,699
     1,750,000        Kindred Healthcare LLC, Closing Date Term Loan, 7.313%
                      (LIBOR + 500 bps), 7/2/25                                              1,753,281
     4,273,329        NVA Holdings, Inc., First Lien Term B3 Loan, 5.052%
                      (LIBOR + 275 bps), 2/2/25                                              4,247,509
     1,050,547        Quorum Health Corp., Term Loan, 9.052% (LIBOR +
                      675 bps), 4/29/22                                                      1,063,460
     2,696,344        Select Medical Corp., Tranche B Term Loan, 4.78%
                      (LIBOR + 275 bps), 3/6/25                                              2,708,477
     1,365,000(b)     Universal Hospital Services, Inc., Term Loan B, 10/18/25               1,375,238
       634,096        Vizient, Inc., Term B-4 Loan, 5.052% (LIBOR +
                      275 bps), 2/13/23                                                        637,663
                                                                                       ---------------
                                                                                       $    24,730,189
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Health Care Services -- 3.1%
     1,934,729        Alliance HealthCare Services, Inc., First Lien Initial Term
                      Loan, 6.802% (LIBOR + 450 bps), 10/24/23                         $     1,948,030
       500,000        Alliance HealthCare Services, Inc., Second Lien Initial Term
                      Loan, 12.302% (LIBOR + 1,000 bps), 4/24/24                               501,250
     2,103,064        DaVita, Inc. (fka DaVita HealthCare Partners, Inc.), Tranche B
                      Term Loan, 5.052% (LIBOR + 275 bps), 6/24/21                           2,110,122
       807,500        Diplomat Pharmacy, Inc., Initial Term B Loan, 6.81%
                      (LIBOR + 450 bps), 12/20/24                                              811,537
     1,500,000        Envision Healthcare Corp., Initial Term Loan, 6.052%
                      (LIBOR + 375 bps), 10/10/25                                            1,471,979
     2,355,869        ExamWorks Group, Inc. (fka Gold Merger Co., Inc.),
                      Term B-1 Loan, 5.552% (LIBOR + 325 bps), 7/27/23                       2,367,158
     1,850,549        Gentiva Health Services, Inc., First Lien Closing Date Initial
                      Term Loan, 6.063% (LIBOR + 375 bps), 7/2/25                            1,857,443
     2,498,979        GHX Ultimate Parent Corp., First Lien Initial Term Loan,
                      5.636% (LIBOR + 325 bps), 6/28/24                                      2,498,979
     2,617,976        HC Group Holdings III, Inc., First Lien Refinancing Term Loan,
                      6.052% (LIBOR + 375 bps), 4/7/22                                       2,626,158
     1,855,278        Jaguar Holding Co. I LLC (aka Pharmaceutical Product
                      Development LLC), 2018 Term Loan, 4.802% (LIBOR +
                      250 bps), 8/18/22                                                      1,851,944
       872,671        MPH Acquisition Holdings LLC, Initial Term Loan, 5.136%
                      (LIBOR + 275 bps), 6/7/23                                                871,921
     2,535,525        National Mentor Holdings, Inc., Tranche B Term Loan,
                      5.386% (LIBOR + 300 bps), 1/31/21                                      2,535,525
     1,664,691        nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                      Term B-2 Loan, 6.802% (LIBOR + 450 bps), 10/20/22                      1,675,095
       500,000        Surgery Center Holdings, Inc., Initial Term Loan, 5.57%
                      (LIBOR + 325 bps), 9/2/24                                                499,687
     2,955,000        Team Health Holdings, Inc., Initial Term Loan, 5.052%
                      (LIBOR + 275 bps), 2/6/24                                              2,803,556
     2,869,852        US Renal Care, Inc., First Lien Initial Term Loan, 6.636%
                      (LIBOR + 425 bps), 12/30/22                                            2,792,128
                                                                                       ---------------
                                                                                       $    29,222,512
------------------------------------------------------------------------------------------------------
                      Health Care Supplies -- 0.7%
     1,143,916        Greatbatch, Ltd., New Term B Loan, 5.28% (LIBOR +
                      300 bps), 10/27/22                                               $     1,149,755
     1,535,563        Kinetic Concepts, Inc., Dollar Term Loan, 5.636%
                      (LIBOR + 325 bps), 2/2/24                                              1,543,081
     4,030,817        Sterigenics-Nordion Holdings LLC, Incremental Term
                      Loan, 5.302% (LIBOR + 300 bps), 5/15/22                                4,038,375
                                                                                       ---------------
                                                                                       $     6,731,211
------------------------------------------------------------------------------------------------------
                      Health Care Technology -- 1.2%
     3,258,238        Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                      Closing Date Term Loan, 5.173% (LIBOR + 275 bps), 3/1/24         $     3,258,463

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 29

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Health Care Technology -- (continued)
     1,496,250        Iqvia, Inc. (Quintiles IMS), Term B-3 Dollar Loan, 4.136%
                      (LIBOR + 175 bps), 6/11/25                                       $     1,494,006
     3,152,124        Press Ganey Holdings, Inc., 2018 First Lien Replacement
                      Term Loan, 5.052% (LIBOR + 275 bps), 10/23/23                          3,159,348
       314,783        Quintiles IMS, Inc., Term B-1 Dollar Loan, 4.386%
                      (LIBOR + 200 bps), 3/7/24                                                315,718
     1,995,000        Sound Inpatient Physicians, Inc., First Lien Initial Term
                      Loan, 5.302% (LIBOR + 300 bps), 6/27/25                                1,999,987
       500,000        Sound Inpatient Physicians, Inc., Second Lien Initial Term
                      Loan, 9.052% (LIBOR + 675 bps), 6/26/26                                  505,000
                                                                                       ---------------
                                                                                       $    10,732,522
------------------------------------------------------------------------------------------------------
                      Managed Health Care -- 0.2%
     1,960,150        Prospect Medical Holdings, Inc., Term B-1 Loan, 7.813%
                      (LIBOR + 550 bps), 2/22/24                                       $     1,971,176
                                                                                       ---------------
                      Total Health Care Equipment & Services                           $    76,430,443
------------------------------------------------------------------------------------------------------
                      HOUSEHOLD & PERSONAL PRODUCTS -- 1.6%
                      Household Products -- 1.0%
     2,499,750        Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien
                      Initial Term Loan, 5.802% (LIBOR + 350 bps), 9/26/24             $     2,392,731
     1,880,000(b)     Energizer Holdings, Inc., Term B Loan, 6/20/25                         1,890,951
       483,750        Energizer Holdings, Inc., Term Loan, 4.313% (LIBOR +
                      200 bps), 6/30/22                                                        484,802
     1,000,000        Resideo Funding Inc., Tranche B Term Loan, 4.49%
                      (LIBOR + 200 bps), 10/24/25                                            1,005,000
     1,998,637        Spectrum Brands, Inc., 2017 Refinanced USD Term Loan,
                      4.354% (LIBOR + 200 bps), 6/23/22                                      2,003,218
     2,271,250        WKI Holding Co., Inc., Initial Term Loan, 6.343%
                      (LIBOR + 400 bps), 5/1/24                                              2,245,698
                                                                                       ---------------
                                                                                       $    10,022,400
------------------------------------------------------------------------------------------------------
                      Personal Products -- 0.6%
     2,475,063        Albea Beauty Holdings SA, Facility B2, 5.195%
                      (LIBOR + 275 bps), 4/22/24                                       $     2,470,422
     1,521,188        Coty, Inc., USD Term Loan B, 4.531% (LIBOR +
                      225 bps), 4/7/25                                                       1,493,140
       299,262        Party City Holdings, Inc., 2018 Replacement Term Loan,
                      5.06% (LIBOR + 275 bps), 8/19/22                                         300,759
     1,771,246        Revlon Consumer Products Corp., Initial Term B Loan,
                      5.813% (LIBOR + 350 bps), 9/7/23                                       1,300,537
                                                                                       ---------------
                                                                                       $     5,564,858
                                                                                       ---------------
                      Total Household & Personal Products                              $    15,587,258
------------------------------------------------------------------------------------------------------
                      INSURANCE -- 1.1%
                      Insurance Brokers -- 0.1%
       500,000        NFP Corp., Term B Loan, 5.302% (LIBOR + 300 bps), 1/8/24         $       499,125
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Life & Health Insurance -- 0.2%
     2,055,197        Integro Parent, Inc., First Lien Initial Term Loan, 8.068%
                      (LIBOR + 575 bps), 10/31/22                                      $     2,060,335
------------------------------------------------------------------------------------------------------
                      Property & Casualty Insurance -- 0.8%
     2,031,672        Alliant Holdings Intermediate LLC, Initial Term Loan,
                      5.28% (LIBOR + 300 bps), 5/9/25                                  $     2,032,148
     1,221,891        AmWINS Group, Inc., First Lien Term Loan, 5.047%
                      (LIBOR + 275 bps), 1/25/24                                             1,226,473
     2,286,121        Confie Seguros Holding II Co., Term B Loan, 7.552%
                      (LIBOR + 525 bps), 4/19/22                                             2,290,408
     1,881,000        USI, Inc. (fka Compass Investors Inc.), 2017 New Term
                      Loan, 5.386% (LIBOR + 300 bps), 5/16/24                                1,872,535
                                                                                       ---------------
                                                                                       $     7,421,564
                                                                                       ---------------
                      Total Insurance                                                  $     9,981,024
------------------------------------------------------------------------------------------------------
                      MATERIALS -- 9.4%
                      Construction Materials -- 0.9%
     1,500,000        84 Lumber Co., Term B-1 Loan, 7.531% (LIBOR +
                      525 bps), 10/25/23                                               $     1,512,499
     1,938,612        American Bath Group LLC, First Lien Replacement Term
                      Loan, 6.636% (LIBOR + 425 bps), 9/30/23                                1,950,728
       493,036        Associated Asphalt Partners LLC, Tranche B Term Loan,
                      7.552% (LIBOR + 525 bps), 4/5/24                                         492,625
     2,475,000        HD Supply Waterworks, Ltd., Initial Term Loan, 5.317%
                      (LIBOR + 300 bps), 8/1/24                                              2,477,062
     1,545,438        Penn Engineering & Manufacturing Corp., Tranche B Term
                      Loan, 5.045% (LIBOR + 275 bps), 6/27/24                                1,550,267
                                                                                       ---------------
                                                                                       $     7,983,181
------------------------------------------------------------------------------------------------------
                      Diversified Chemicals -- 2.0%
       496,250        Avantor, Inc., Initial Dollar Term Loan, 6.302% (LIBOR +
                      400 bps), 11/21/24                                               $       500,205
     1,703,408        Azelis Finance SA (Azelis US Holding, Inc.), 2017
                      Refinancing Dollar Term Loan, 5.976% (LIBOR +
                      375 bps), 12/16/22                                                     1,716,184
     3,977,671        Chemours Co., Tranche B-2 US Dollar Term Loan,
                      4.05% (LIBOR + 175 bps), 4/3/25                                        3,960,269
       992,500        Ineos US Finance LLC, New 2024 Dollar Term Loan,
                      4.302% (LIBOR + 200 bps), 4/1/24                                         993,120
     1,012,500(b)     Natgasoline LLC, Term Loan B, 10/31/25                                 1,016,297
     1,016,772        Orion Engineered Carbons GmbH, Initial Dollar Term Loan,
                      4.386% (LIBOR + 200 bps), 7/25/24                                      1,017,412
     3,088,827        Plaskolite LLC, First Lien Term Loan, 5.802% (LIBOR +
                      350 bps), 11/3/22                                                      3,092,688
     2,586,312        Tata Chemicals North America, Term Loan, 5.188%
                      (LIBOR + 275 bps), 8/7/20                                              2,579,846
       750,145        Tronox, Ltd., First Lien Blocked Dollar Term Loan, 5.302%
                      (LIBOR + 300 bps), 9/23/24                                               749,676

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 31

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Diversified Chemicals -- (continued)
     1,731,105        Tronox, Ltd., First Lien Initial Dollar Term Loan, 5.302%
                      (LIBOR + 300 bps), 9/23/24                                       $     1,730,023
     1,527,228        Univar USA, Inc., Term B-3 Loan, 4.552% (LIBOR +
                      225 bps), 7/1/24                                                       1,528,341
                                                                                       ---------------
                                                                                       $    18,884,061
------------------------------------------------------------------------------------------------------
                      Diversified Metals & Mining -- 0.9%
       997,500        Aleris International, Inc., Initial Term Loan, 7.052%
                      (LIBOR + 475 bps), 2/27/23                                       $     1,008,306
     1,206,975        Ball Metalpack Finco LLC, First Lien Initial Term Loan,
                      6.802% (LIBOR + 450 bps), 7/31/25                                      1,220,553
     3,994,938        Global Brass and Copper, Inc., Initial Term Loan, 4.813%
                      (LIBOR + 250 bps), 5/29/25                                             4,004,925
     1,443,750        Oxbow Calcining LLC, First Lien Tranche B Term Loan,
                      5.802% (LIBOR + 350 bps), 1/4/23                                       1,449,164
       773,115        Phoenix Services International LLC, Term Loan B, 6.031%
                      (LIBOR + 375 bps), 3/1/25                                                780,363
       434,049        US Silica Co., Term Loan, 6.313% (LIBOR +
                      400 bps), 5/1/25                                                         395,745
                                                                                       ---------------
                                                                                       $     8,859,056
------------------------------------------------------------------------------------------------------
                      Metal & Glass Containers -- 0.8%
     1,764,203        BWay Holding Co., Initial Term Loan, 5.658% (LIBOR +
                      325 bps), 4/3/24                                                 $     1,756,485
     1,895,886        Consolidated Container Co., LLC, First Lien Initial Term
                      Loan, 5.052% (LIBOR + 275 bps), 5/22/24                                1,900,389
       703,114        Crown Holdings, Inc., Dollar Term B Loan, 4.283%
                      (LIBOR + 200 bps), 4/3/25                                                705,531
     1,547,225        IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
                      Tranche B-1 Term Loan, 6.087% (LIBOR + 375 bps), 9/11/23               1,547,225
     1,935,375        Trident TPI Holdings, Inc., Tranche B-1 Term Loan,
                      5.552% (LIBOR + 325 bps), 10/17/24                                     1,923,279
                                                                                       ---------------
                                                                                       $     7,832,909
------------------------------------------------------------------------------------------------------
                      Paper Packaging -- 0.7%
     1,746,797        Berry Global, Inc. (fka Berry Plastics Corp.), Term Q Loan,
                      4.277% (LIBOR + 200 bps), 10/1/22                                $     1,748,161
       492,500        Berry Global, Inc. (fka Berry Plastics Corp.), Term R Loan,
                      4.277% (LIBOR + 200 bps), 1/19/24                                        492,346
     1,510,351        Caraustar Industries, Inc., Refinancing Term Loan, 7.886%
                      (LIBOR + 550 bps), 3/14/22                                             1,519,036
     3,135,000        Plastipak Holdings, Inc., Tranche B Term Loan, 4.81%
                      (LIBOR + 250 bps), 10/14/24                                            3,132,257
                                                                                       ---------------
                                                                                       $     6,891,800
------------------------------------------------------------------------------------------------------
                      Paper Products -- 0.2%
     1,633,752        Ranpak Corp., Tranche B-1 USD Term Loan, 5.552%
                      (LIBOR + 325 bps), 10/1/21                                       $     1,633,752
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Specialty Chemicals -- 2.8%
     2,381,477        Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                      Tranche B-2 Term Loan, 5.567% (LIBOR +
                      325 bps), 9/13/23                                                $     2,384,454
     1,794,256        Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                      Tranche B-3 Term Loan, 5.567% (LIBOR +
                      325 bps), 9/13/23                                                      1,796,499
     1,802,188        Ashland LLC, Term B Loan, 4.037% (LIBOR +
                      175 bps), 5/17/24                                                      1,808,757
     2,395,921        Axalta Coating Systems Dutch Holding B BV (Axalta
                      Coating Systems US Holdings, Inc.), Term B-3 Dollar
                      Loan, 4.136% (LIBOR + 175 bps), 6/1/24                                 2,393,091
       164,238        Ferro Corporation, Tranche B-1 Term Loan, 4.636%
                      (LIBOR + 225 bps), 2/14/24                                               164,444
       402,280        Ferro Corporation, Tranche B-2 Term Loan, 4.636%
                      (LIBOR + 225 bps), 2/14/24                                               402,782
       393,720        Ferro Corporation, Tranche B-3 Term Loan, 4.636%
                      (LIBOR + 225 bps), 2/14/24                                               394,213
       338,483        H.B. Fuller Co., Commitment, 4.28% (LIBOR +
                      200 bps), 10/20/24                                                       337,706
     3,145,559        MacDermid, Inc. (Platform Specialty Products Corp.),
                      Tranche B-6 Term Loan, 5.302% (LIBOR + 300 bps), 6/7/23                3,145,559
     2,560,235        Omnova Solutions, Inc., Term B-2 Loan, 5.552%
                      (LIBOR + 325 bps), 8/25/23                                             2,566,636
     4,115,864        Polyone Corp., Term B-4 Loan, 4.03% (LIBOR +
                      175 bps), 11/11/22                                                     4,118,436
     2,076,914        PQ Corp., Third Amendment Tranche B-1 Term Loan,
                      5.027% (LIBOR + 250 bps), 2/8/25                                       2,077,780
     1,175,000        Starfruit Finco BV, Initial Dollar Term Loan, 5.506%
                      (LIBOR + 325 bps), 10/1/25                                             1,174,449
     2,790,240        Versum Materials, Inc. (fka Versum Materials LLC), Term
                      Loan, 4.386% (LIBOR + 200 bps), 9/29/23                                2,798,379
       313,650        W.R. Grace & Co-CONN, Term B-1 Loan, 4.136%
                      (LIBOR + 175 bps), 4/3/25                                                314,663
       537,686        W.R. Grace & Co-CONN, Term B-2 Loan, 4.136%
                      (LIBOR + 175 bps), 4/3/25                                                539,422
                                                                                       ---------------
                                                                                       $    26,417,270
------------------------------------------------------------------------------------------------------
                      Steel -- 1.1%
     2,231,651        American Builders & Contractors Supply Co., Inc.,
                      Term B-2 Loan, 4.302% (LIBOR + 200 bps), 10/31/23                $     2,214,117
     1,786,975        Big River Steel LLC, Closing Date Term Loan, 7.386%
                      (LIBOR + 500 bps), 8/23/23                                             1,811,546
     1,977,259        TMS International Corp. (aka Tube City IMS Corp.),
                      Term B-2 Loan, 5.187% (LIBOR + 275 bps), 8/14/24                       1,977,259
     4,163,509        Zekelman Industries, Inc. (fka JMC Steel Group, Inc.),
                      Term Loan, 4.623% (LIBOR + 225 bps), 6/14/21                           4,162,218
                                                                                       ---------------
                                                                                       $    10,165,140
                                                                                       ---------------
                      Total Materials                                                  $    88,667,169
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 33

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      MEDIA & ENTERTAINMENT -- 7.9%
                      Advertising -- 0.7%
     2,431,074        CB Poly Investments LLC, First Lien Closing Date Term
                      Loan, 6.052% (LIBOR + 375 bps), 8/16/23                          $     2,443,229
       995,000        Lamar Media Corp., Term B Loan, 4.063% (LIBOR +
                      175 bps), 3/14/25                                                        998,316
     1,865,702        Outfront Media Capital LLC (Outfront Media Capital Corp.),
                      Term Loan, 4.256% (LIBOR + 200 bps), 3/18/24                           1,872,233
     1,635,000        Red Ventures LLC, First Lien Term Loan, 6.302%
                      (LIBOR + 400 bps), 11/8/24                                             1,641,813
                                                                                       ---------------
                                                                                       $     6,955,591
------------------------------------------------------------------------------------------------------
                      Broadcasting -- 3.9%
     1,024,278        A-L Parent LLC (aka Learfield Communications), First
                      Lien Initial Term Loan, 5.56% (LIBOR + 325 bps), 12/1/23         $     1,028,119
       395,640(b)     A-L Parent LLC (aka Learfield Communications), Incremental
                      Term Loan, 12/1/23                                                       399,349
     2,419,031        CBS Radio, Inc., Additional Term B-1 Loan, 5.037%
                      (LIBOR + 275 bps), 11/18/24                                            2,410,715
       348,250        CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                      January 2018 Incremental Term Loan, 4.78% (LIBOR +
                      250 bps), 1/25/26                                                        349,382
     3,767,937        CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                      March 2017 Refinancing Term Loan, 4.53% (LIBOR +
                      225 bps), 7/17/25                                                      3,753,762
     2,628,905(b)     CSC Holdings, LLC (fka CSC Holdings Inc. (Cablevision)),
                      October 2018 Incremental Term Loan, 1/15/26                            2,625,619
       990,000        E.W. Scripps Co., Tranche B Term Loan, 4.302% (LIBOR +
                      200 bps), 10/2/24                                                        990,206
     3,081,456        Gray Television, Inc., Term B-2 Loan, 4.515% (LIBOR +
                      225 bps), 2/7/24                                                       3,086,593
     1,759,887        Hubbard Radio LLC, Term Loan, 5.31% (LIBOR +
                      300 bps), 3/28/25                                                      1,762,087
       943,625        MCC Iowa LLC, Tranche M Term Loan, 4.22% (LIBOR +
                      200 bps), 1/15/25                                                        944,805
     1,085,576        MediArena Acquisition BV (fka AP NMT Acquisition BV),
                      First Lien Dollar Term B Loan, 8.148% (LIBOR +
                      575 bps), 8/13/21                                                      1,087,611
     2,513,553        Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan,
                      4.281% (LIBOR + 200 bps), 10/4/23                                      2,504,127
     3,406,912        Quebecor Media, Inc., Facility B-1 Tranche, 4.564%
                      (LIBOR + 225 bps), 8/17/20                                             3,416,138
     1,559,250        Raycom TV Broadcasting LLC, Tranche B-1 Term Loan,
                      4.552% (LIBOR + 225 bps), 8/23/24                                      1,562,173
     4,683,647        Sinclair Television Group, Inc., Tranche B Term Loan,
                      4.56% (LIBOR + 225 bps), 1/3/24                                        4,686,574
     1,992,898        Townsquare Media, Inc., Additional Term B Loan, 5.294%
                      (LIBOR + 300 bps), 4/1/22                                              1,995,389

The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Broadcasting -- (continued)
       171,023        Tribune Media Co., Term B Loan, 5.302% (LIBOR +
                      300 bps), 12/27/20                                               $       171,610
     2,131,585        Tribune Media Co., Term C Loan, 5.302% (LIBOR +
                      300 bps), 1/26/24                                                      2,138,898
     1,683,707        Univision Communications, Inc., 2017 Replacement
                      Repriced First Lien Term Loan, 5.052% (LIBOR +
                      275 bps), 3/15/24                                                      1,618,113
                                                                                       ---------------
                                                                                       $    36,531,270
------------------------------------------------------------------------------------------------------
                      Cable & Satellite -- 1.6%
     1,382,500        Cable One, Inc., Incremental Term B-1 Loan, 4.14%
                      (LIBOR + 175 bps), 5/1/24                                        $     1,388,261
     7,398,506        Charter Communications Operating LLC (aka CCO Safari
                      LLC), Term B Loan, 4.31% (LIBOR + 200 bps), 3/31/23                    7,407,754
       450,000        Unitymedia Finance LLC, Facility E Term Loan, 4.28%
                      (LIBOR + 200 bps), 6/1/23                                                449,919
     1,200,000        Unitymedia Hessen GmbH & Co. KG, Facility B, 4.53%
                      (LIBOR + 225 bps), 9/30/25                                             1,199,906
     1,803,253        UPC Financing Partnership , Facility AR, 4.78% (LIBOR +
                      250 bps), 1/15/26                                                      1,798,464
     2,600,000        Ziggo Secured Finance Partnership, Term Loan E Facility,
                      4.78% (LIBOR + 250 bps), 4/15/25                                       2,553,018
                                                                                       ---------------
                                                                                       $    14,797,322
------------------------------------------------------------------------------------------------------
                      Movies & Entertainment -- 1.0%
       835,125        AMC Entertainment Holdings, Inc., 2016 Incremental
                      Term Loan, 4.53% (LIBOR + 225 bps), 12/15/23                     $       836,482
     2,066,774        AMC Entertainment, Inc., Initial Term Loan, 4.53%
                      (LIBOR + 225 bps), 12/15/22                                            2,070,133
       378,188        Kasima LLC, Term Loan, 4.852% (LIBOR + 250 bps), 5/17/21                 380,237
     1,489,714        Live Nation Entertainment, Inc., Term B-3 Loan, 4.063%
                      (LIBOR + 175 bps), 10/31/23                                            1,493,671
     1,000,000        NAI Entertainment Holdings LLC, Tranche B Term Loan,
                      4.81% (LIBOR + 250 bps), 5/8/25                                        1,000,625
     1,215,288        Rovi Solutions Corp./Rovi Guides, Inc., Term B Loan,
                      4.81% (LIBOR + 250 bps), 7/2/21                                        1,214,148
     1,895,000        Seminole Hard Rock Entertainment, Inc., Term Loan,
                      5.146% (LIBOR + 275 bps), 5/14/20                                      1,901,712
                                                                                       ---------------
                                                                                       $     8,897,008
------------------------------------------------------------------------------------------------------
                      Publishing -- 0.7%
     1,711,617        DH Publishing LP, Term B-6 Loan, 4.53% (LIBOR +
                      225 bps), 3/24/24                                                $     1,713,757
     1,552,247        Quincy Newspapers, Inc., Term Loan B, 5.311% (LIBOR +
                      300bps/PRIME + 200 bps), 11/2/22                                       1,558,068
     3,149,888        Trader Corp., First Lien 2017 Refinancing Term Loan,
                      5.295% (LIBOR + 300 bps), 9/28/23                                      3,149,888
                                                                                       ---------------
                                                                                       $     6,421,713
                                                                                       ---------------
                      Total Media & Entertainment                                      $    73,602,904
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 35

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      PHARMACEUTICALS, BIOTECHNOLOGY &
                      LIFE SCIENCES -- 2.7%
                      Biotechnology -- 0.5%
     3,372,741        Alkermes, Inc., 2023 Term Loan, 4.54% (LIBOR +
                      225 bps), 3/27/23                                                $     3,387,497
       837,250        Lantheus Medical Imaging, Inc., Replacement Term Loan,
                      6.052% (LIBOR + 375 bps), 6/30/22                                        837,250
                                                                                       ---------------
                                                                                       $     4,224,747
------------------------------------------------------------------------------------------------------
                      Life Sciences Tools & Services -- 0.3%
     1,298,820        Catalent Pharma Solutions, Inc. (fka Cardinal Health
                      409, Inc.), Dollar Term Loan, 4.552% (LIBOR +
                      225 bps), 5/20/24                                                $     1,306,010
       987,374        Explorer Holdings, Inc., Initial Term Loan, 6.136%
                      (LIBOR + 375 bps), 5/2/23                                                996,013
       781,875        Syneos Health, Inc. (fka INC Research Holdings, Inc.),
                      Replacement Term B Loan, 4.302% (LIBOR +
                      200 bps), 8/1/24                                                         781,666
                                                                                       ---------------
                                                                                       $     3,083,689
------------------------------------------------------------------------------------------------------
                      Pharmaceuticals -- 1.9%
     1,353,391        Akorn, Inc., Term Loan, 7.813% (LIBOR + 550 bps), 4/16/21        $     1,256,116
     5,447,140        Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
                      International, Inc.), Initial Term Loan, 5.274% (LIBOR +
                      300 bps), 6/2/25                                                       5,460,382
     4,280,912        Endo Luxembourg Finance Co. I S.a r.l., Initial Term Loan,
                      6.563% (LIBOR + 425 bps), 4/29/24                                      4,300,497
     1,182,000        Grifols Worldwide Operations, Ltd., Tranche B Term Loan,
                      4.467% (LIBOR + 225 bps), 1/31/25                                      1,184,290
     2,917,376        Horizon Pharma, Inc., Fourth Amendment Refinanced Term
                      Loan, 5.313% (LIBOR + 300 bps), 3/29/24                                2,924,670
     2,653,082        RPI Finance Trust, Initial Term Loan B-6, 4.386%
                      (LIBOR + 200 bps), 3/27/23                                             2,658,678
                                                                                       ---------------
                                                                                       $    17,784,633
                                                                                       ---------------
                      Total Pharmaceuticals, Biotechnology & Life Sciences             $    25,093,069
------------------------------------------------------------------------------------------------------
                      REAL ESTATE -- 1.2%
                      Diversified REIT -- 0.1%
       747,473        ESH Hospitality, Inc., Third Repriced Term Loan, 4.302%
                      (LIBOR + 200 bps), 8/30/23                                       $       747,998
------------------------------------------------------------------------------------------------------
                      Hotel & Resort REIT -- 0.3%
     2,666,625        MGM Growth Properties Operating Partnership LP, Term B
                      Loan, 4.302% (LIBOR + 200 bps), 3/21/25                          $     2,661,625
------------------------------------------------------------------------------------------------------
                      Real Estate Development -- 0.0%+
       450,000        Hanjin International Corp. (aka Wilshire Grand Center),
                      Initial Term Loan, 4.945% (LIBOR + 250 bps), 10/19/20            $       450,000
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Retail REITs -- 0.3%
     2,390,000        DTZ US Borrower LLC, Closing Date Term Loan, 5.552%
                      (LIBOR + 325 bps), 8/21/25                                       $     2,392,765
------------------------------------------------------------------------------------------------------
                      Specialized REIT -- 0.5%
     3,219,363        Communications Sales & Leasing, Inc. (CSL Capital LLC),
                      Shortfall Term Loan, 5.302% (LIBOR + 300 bps), 10/24/22          $     3,050,346
     2,089,500        Iron Mountain, Inc., Incremental Term Loan B, 4.052%
                      (LIBOR + 175 bps), 1/2/26                                              2,065,122
                                                                                       ---------------
                                                                                       $     5,115,468
                                                                                       ---------------
                      Total Real Estate                                                $    11,367,856
------------------------------------------------------------------------------------------------------
                      RETAILING -- 2.6%
                      Apparel Retail -- 0.2%
       656,682        Hudson's Bay Co., Initial Term Loan, 5.545% (LIBOR +
                      325 bps), 9/30/22                                                $       646,011
     1,134,964        Men's Wearhouse, Inc., Tranche B-2 Term Loan, 5.506%
                      (LIBOR + 325 bps), 4/9/25                                              1,141,112
                                                                                       ---------------
                                                                                       $     1,787,123
------------------------------------------------------------------------------------------------------
                      Automotive Retail -- 0.3%
       791,362        Avis Budget Car Rental LLC, Tranche B Term Loan,
                      4.31% (LIBOR + 200 bps), 2/13/25                                 $       789,868
     2,524,494        CWGS Group LLC, Term Loan, 5.029% (LIBOR +
                      275 bps), 11/8/23                                                      2,440,345
                                                                                       ---------------
                                                                                       $     3,230,213
------------------------------------------------------------------------------------------------------
                      Department Stores -- 0.6%
       891,000        Archroma Finance S.a r.l., Facility B2, 6.67% (LIBOR +
                      425 bps), 8/12/24                                                $       893,228
     1,600,000        Dynatrace LLC, First Lien Term Loan, 5.552% (LIBOR +
                      325 bps), 8/22/25                                                      1,608,750
       480,892        JC Penney Corp., Inc., Term Loan, 6.567% (LIBOR +
                      425 bps), 6/23/23                                                        433,203
     2,612,584        Neiman Marcus Group, Ltd., LLC, Other Term Loan,
                      5.531% (LIBOR + 325 bps), 10/25/20                                     2,383,440
                                                                                       ---------------
                                                                                       $     5,318,621
------------------------------------------------------------------------------------------------------
                      Homefurnishing Retail -- 0.2%
     2,566,201        Serta Simmons Bedding LLC, First Lien Initial Term Loan,
                      5.775% (LIBOR + 350 bps), 11/8/23                                $     2,333,318
------------------------------------------------------------------------------------------------------
                      Internet & Direct Marketing Retail -- 0.3%
       990,025        NAB Holdings, LLC, 2018 Refinancing Term Loan, 5.386%
                      (LIBOR + 300 bps), 7/1/24                                        $       980,125
       548,625        Shutterfly, Inc., Incremental Term Loan, 5.06% (LIBOR +
                      275 bps), 8/17/24                                                        549,882
     1,240,648        Shutterfly, Inc., Initial Term B Loan, 4.78% (LIBOR +
                      250 bps), 8/19/24                                                      1,244,784
                                                                                       ---------------
                                                                                       $     2,774,791
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 37

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Specialty Stores -- 1.0%
     1,732,500        Bass Pro Group LLC, Initial Term Loan, 7.302% (LIBOR +
                      500 bps), 9/25/24                                                $     1,735,206
     1,672,789        Michaels Stores, Inc., 2018 New Replacement Term B
                      Loan, 4.794% (LIBOR + 250 bps), 1/30/23                                1,664,007
     4,326,238        PetSmart, Inc., Tranche B-2 Term Loan, 5.28% (LIBOR +
                      300 bps), 3/11/22                                                      3,680,006
     2,481,250        Staples, Inc., Closing Date Term Loan, 6.343% (LIBOR +
                      400 bps), 9/12/24                                                      2,476,598
                                                                                       ---------------
                                                                                       $     9,555,817
                                                                                       ---------------
                      Total Retailing                                                  $    24,999,883
------------------------------------------------------------------------------------------------------
                      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.6%
                      Semiconductor Equipment -- 0.5%
     1,000,000        Cohu, Inc., Term Loan B, 5.396% (LIBOR + 300 bps), 9/19/25       $     1,001,875
       884,526        Entegris, Inc., New Tranche B Term Loan, 4.552% (LIBOR +
                      225 bps), 4/30/21                                                        887,843
       818,323        MKS Instruments, Inc., Tranche B-3 Term Loan, 4.052%
                      (LIBOR + 175 bps), 5/1/23                                                821,137
       445,263        Sensata Technologies BV, Sixth Amendment Term Loan,
                      4.03% (LIBOR + 175 bps), 10/14/21                                        447,490
     1,925,000        Ultra Clean Holdings, Inc., Term Loan B, 6.802% (LIBOR +
                      450 bps), 8/27/25                                                      1,893,719
                                                                                       ---------------
                                                                                       $     5,052,064
------------------------------------------------------------------------------------------------------
                      Semiconductors -- 1.1%
       987,538        Bright Bidco BV (aka Lumileds LLC), 2018 Refinancing
                      Term B Loan, 5.859% (LIBOR + 350 bps), 6/30/24                   $       969,638
     2,197,580        MACOM Technology Solutions Holdings, Inc. (fka M/A-COM
                      Technology Solutions Holdings, Inc.), Initial Term Loan,
                      4.552% (LIBOR + 225 bps), 5/17/24                                      2,131,652
     2,215,617        Microchip Technology, Inc., Initial Term Loan, 4.31%
                      (LIBOR + 200 bps), 5/29/25                                             2,209,524
     3,486,285        Micron Technology, Inc., Term Loan, 4.06% (LIBOR +
                      175 bps), 4/26/22                                                      3,495,001
     1,237,540        ON Semiconductor Corp., 2018 New Replacement
                      Term B-3 Loan, 4.052% (LIBOR + 175 bps), 3/31/23                       1,237,076
                                                                                       ---------------
                                                                                       $    10,042,891
                                                                                       ---------------
                      Total Semiconductors & Semiconductor Equipment                   $    15,094,955
------------------------------------------------------------------------------------------------------
                      SOFTWARE & SERVICES -- 5.6%
                      Application Software -- 0.7%
     2,981,222        Applied Systems, Inc., First Lien Initial Term Loan,
                      5.386% (LIBOR + 300 bps), 9/19/24                                $     2,991,572
     1,604,582        Infor (US), Inc. (fka Lawson Software, Inc.), Tranche B-6
                      Term Loan, 5.136% (LIBOR + 275 bps), 2/1/22                            1,601,072
     1,613,614        Verint System, Inc., Refinancing Term Loan, 4.274%
                      (LIBOR + 200 bps), 6/28/24                                             1,618,656
                                                                                       ---------------
                                                                                       $     6,211,300
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Data Processing & Outsourced Services -- 1.3%
       982,500        Conduent, Inc., Term B Loan, 4.802% (LIBOR +
                      250 bps), 12/7/23                                                $       986,798
     3,185,413        Everi Payments Inc., Term B Loan, 5.302% (LIBOR +
                      300 bps), 5/9/24                                                       3,205,985
     2,542,227        First Data Corp., 2022D New Dollar Term Loan, 4.287%
                      (LIBOR + 200 bps), 7/8/22                                              2,539,453
     2,841,078        First Data Corp., 2024A New Dollar Term Loan, 4.287%
                      (LIBOR + 200 bps), 4/26/24                                             2,837,978
       765,206        Global Payments Inc., Term B-3 Loan, 4.052% (LIBOR +
                      175 bps), 4/21/23                                                        766,401
     1,000,000        Global Payments Inc., Term B-4 Loan, 4.086% (LIBOR +
                      175 bps), 10/17/25                                                     1,000,000
     1,398,497        WEX, Inc., Term B-2 Loan, 4.552% (LIBOR + 225 bps), 6/30/23            1,402,868
                                                                                       ---------------
                                                                                       $    12,739,483
------------------------------------------------------------------------------------------------------
                      Internet Services & Infrastructure -- 0.6%
     1,427,973        Rackspace Hosting, Inc., First Lien Term B Loan, 5.348%
                      (LIBOR + 300 bps), 11/3/23                                       $     1,391,560
       591,266        Vantiv LLC (fka Fifth Third Processing Solutions LLC), New
                      Term B-3 Loan, 4.03% (LIBOR + 175 bps), 10/14/23                         590,978
       991,020        Vantiv LLC (fka Fifth Third Processing Solutions LLC), New
                      Term B-4 Loan, 4.03% (LIBOR + 175 bps), 8/9/24                           990,676
     2,295,129        Zayo Group LLC (Zayo Capital, Inc.), 2017 Incremental
                      Refinancing B-2 Term Loan, 4.552% (LIBOR +
                      225 bps), 1/19/24                                                      2,301,225
                                                                                       ---------------
                                                                                       $     5,274,439
------------------------------------------------------------------------------------------------------
                      Internet Software & Services -- 0.2%
     1,488,061        Match Group, Inc. (fka The Match Group, Inc.), Additional
                      Term B-1 Loan, 4.78% (LIBOR + 250 bps), 11/16/22                 $     1,499,221
------------------------------------------------------------------------------------------------------
                      IT Consulting & Other Services -- 2.3%
       322,628        4L Technologies, Inc. (fka Clover Holdings, Inc.), Term Loan,
                      6.795% (LIBOR + 450 bps), 5/8/20                                 $       315,773
       945,250        Altran Technologies, Facility B, 4.588% (LIBOR +
                      225 bps), 3/20/25                                                        948,204
       655,129        Booz Allen Hamilton, Inc., New Refinancing Tranche B Term
                      Loan, 4.302% (LIBOR + 200 bps), 6/30/23                                  658,241
     3,730,539        CDW LLC (aka AP Exhaust Acquisition LLC) (fka CDW Corp.),
                      Term Loan, 4.06% (LIBOR + 175 bps), 8/17/23                            3,740,500
     2,825,000        Financial & Risk US Holdings, Inc., Initial Dollar Term Loan,
                      6.052% (LIBOR + 375 bps), 10/1/25                                      2,803,813
       995,000        Flexera Software LLC (fka Flexera Software, Inc.), First Lien
                      Initial Term Loan, 5.56% (LIBOR + 325 bps), 2/26/25                      998,524
     1,972,853        Go Daddy Operating Co., LLC (GD Finance Co., Inc.),
                      Tranche B-1 Term Loan, 4.552% (LIBOR + 225 bps), 2/15/24               1,977,323
       763,428        Kronos, Inc., First Lien Incremental Term Loan, 5.343%
                      (LIBOR + 300 bps), 11/1/23                                               765,535
     1,000,000(b)     Mitchell International, Inc., First Lien Initial Term
                      Loan, 11/29/24                                                           997,265

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 39

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      IT Consulting & Other Services -- (continued)
     2,550,651        Rocket Software, Inc., First Lien Term Loan, 6.136%
                      (LIBOR + 375 bps), 10/14/23                                      $     2,560,535
     1,000,000(b)     Science Applications International Corp., Term
                      Loan B, 11/5/25                                                        1,001,406
     2,543,431        Tempo Acquisition LLC, Initial Term Loan, 5.302%
                      (LIBOR + 300 bps), 5/1/24                                              2,547,007
     2,600,000        Verscend Holding Corp., Term B Loan, 6.802%
                      (LIBOR + 450 bps), 8/27/25                                             2,621,125
                                                                                       ---------------
                                                                                       $    21,935,251
------------------------------------------------------------------------------------------------------
                      Systems Software -- 0.5%
       616,139        Ivanti Software, Inc. (fka LANDesk Group, Inc.), First Lien
                      Term Loan, 6.51% (LIBOR + 425 bps), 1/20/24                      $       617,679
       967,575        West Corp., Incremental Term B-1 Loan, 6.026%
                      (LIBOR + 350 bps), 10/10/24                                              958,201
     3,492,281        West Corp., Initial Term B Loan, 6.526% (LIBOR +
                      400 bps), 10/10/24                                                     3,483,114
                                                                                       ---------------
                                                                                       $     5,058,994
                                                                                       ---------------
                      Total Software & Services                                        $    52,718,688
------------------------------------------------------------------------------------------------------
                      TECHNOLOGY HARDWARE & EQUIPMENT -- 1.9%
                      Communications Equipment -- 0.7%
     2,300,000        Ciena Corp., Refinancing Term Loan, 4.28% (LIBOR +
                      200 bps), 9/26/25                                                $     2,306,468
       579,708        Commscope, Inc., Tranche 5 Term Loan, 4.302% (LIBOR +
                      200 bps), 12/29/22                                                       581,881
     1,000,000(b)     Lumentum Holdings Inc., Term Loan, 8/8/25                              1,005,000
     2,250,000        Plantronics, Inc., Initial Term B Loan, 4.802% (LIBOR +
                      250 bps), 7/2/25                                                       2,247,539
                                                                                       ---------------
                                                                                       $     6,140,888
------------------------------------------------------------------------------------------------------
                      Electronic Components -- 0.2%
     2,245,898        Mirion Technologies (Finance) LLC (Mirion
                      Technologies, Inc.), First Lien Initial Term Loan, 7.136%
                      (LIBOR + 475 bps), 3/31/22                                       $     2,240,283
------------------------------------------------------------------------------------------------------
                      Electronic Equipment & Instruments -- 0.1%
       969,649        Zebra Technologies Corp. (Zebra Diamond Holdings, Ltd.),
                      Tranche B Term Loan, 4.063% (LIBOR +
                      175 bps), 10/27/21                                               $       974,618
------------------------------------------------------------------------------------------------------
                      Electronic Manufacturing Services -- 0.2%
       997,500        Celestica, Inc., Term B Loan, 4.295% (LIBOR +
                      200 bps), 6/27/25                                                $       991,889
     1,187,074        TTM Technologies, Inc., Term Loan B, 4.756% (LIBOR +
                      250 bps), 9/28/24                                                      1,187,816
                                                                                       ---------------
                                                                                       $     2,179,705
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Technology Distributors -- 0.3%
       582,112        SS&C Technologies Holdings, Inc., 2017 Refinancing New
                      Term B-1 Loan, 4.552% (LIBOR + 225 bps), 7/8/22                  $       583,308
       735,541        SS&C Technologies Holdings, Inc., Term B-3 Loan, 4.552%
                      (LIBOR + 225 bps), 4/16/25                                               732,840
       285,096        SS&C Technologies Holdings, Inc., Term B-4 Loan, 4.552%
                      (LIBOR + 225 bps), 4/16/25                                               284,049
     1,000,000        SS&C Technologies Holdings, Inc., Term B-5 Loan, 4.552%
                      (LIBOR + 225 bps), 4/16/25                                               997,875
                                                                                       ---------------
                                                                                       $     2,598,072
------------------------------------------------------------------------------------------------------
                      Technology Hardware, Storage & Peripherals -- 0.4%
     3,851,989        Western Digital Corp., US Term B-4 Loan, 4.044%
                      (LIBOR + 175 bps), 4/29/23                                       $     3,834,656
                                                                                       ---------------
                      Total Technology Hardware & Equipment                            $    17,968,222
------------------------------------------------------------------------------------------------------
                      TELECOMMUNICATION SERVICES -- 3.4%
                      Integrated Telecommunication Services -- 2.2%
     1,319,000        Altice France SA, USD Incremental Term B13 Loan, 6.28%
                      (LIBOR + 400 bps), 8/14/26                                       $     1,303,172
     5,869,689        CenturyLink, Inc., Initial Term B Loan, 5.052% (LIBOR +
                      275 bps), 1/31/25                                                      5,809,524
     3,157,537        Frontier Communications Corp., Term B-1 Loan, 6.06%
                      (LIBOR + 375 bps), 6/15/24                                             3,062,811
       586,789        General Communications, Inc., New Term B Loan, 4.552%
                      (LIBOR + 225 bps), 2/2/22                                                587,706
     3,667,027        Level 3 Financing, Inc., Tranche B 2024 Term Loan, 4.53%
                      (LIBOR + 225 bps), 2/22/24                                             3,673,903
     1,526,750        Numericable US LLC, USD TLB-11 Term Loan, 5.052%
                      (LIBOR + 275 bps), 7/31/25                                             1,486,673
       496,250        Securus Technologies Holdings, Inc., First Lien Initial Term
                      Loan, 6.802% (LIBOR + 450 bps), 11/1/24                                  498,855
     1,980,000        SFR Group SA, USD Term Loan B-12, 5.967% (LIBOR +
                      369 bps), 1/31/26                                                      1,944,113
     1,305,384        Windstream Services LLC (fka Windstream Corp.),
                      Tranche B-6 Term Loan, 6.29% (LIBOR + 400 bps), 3/29/21                1,222,982
       950,780        Windstream Services LLC (fka Windstream Corp.),
                      Tranche B-7 Term Loan, 5.54% (LIBOR + 325 bps), 2/17/24                  828,763
                                                                                       ---------------
                                                                                       $    20,418,502
------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication Services -- 1.2%
     1,980,000        Altice Financing SA, October 2017 USD Term Loan, 5.04%
                      (LIBOR + 275 bps), 1/31/26                                       $     1,949,047
     2,338,167        Altice US Finance I Corp., March 2017 Refinancing Term
                      Loan, 4.552% (LIBOR + 225 bps), 7/28/25                                2,336,219
     1,472,037        SBA Senior Finance II LLC, Initial Term Loan, 4.31%
                      (LIBOR + 200 bps), 4/11/25                                             1,470,810
     4,926,269        Sprint Communications, Inc., Initial Term Loan, 4.813%
                      (LIBOR + 250 bps), 2/2/24                                              4,923,150

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 41

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication Services -- (continued)
     1,045,876        Virgin Media Bristol LLC, Facility K, 4.78% (LIBOR +
                      250 bps), 1/15/26                                                $     1,046,437
                                                                                       ---------------
                                                                                       $    11,725,663
                                                                                       ---------------
                      Total Telecommunication Services                                 $    32,144,165
------------------------------------------------------------------------------------------------------
                      TRANSPORTATION -- 1.7%
                      Air Freight & Logistics -- 0.2%
     1,619,250        Syncreon Global Finance, Inc., Term Loan, 6.777%
                      (LIBOR + 425 bps), 10/28/20                                      $     1,500,506
------------------------------------------------------------------------------------------------------
                      Airlines -- 1.1%
     3,935,250        Air Canada, Replacement Term Loan, 4.295% (LIBOR +
                      200 bps), 10/6/23                                                $     3,948,366
       871,987        American Airlines, Inc., 2017 Class B Term Loan, 4.28%
                      (LIBOR + 200 bps), 12/14/23                                              867,286
       490,000        American Airlines, Inc., 2017 Class B Term Loan, 4.295%
                      (LIBOR + 200 bps), 4/28/23                                               487,397
     3,879,991        American Airlines, Inc., 2018 Replacement Term Loan,
                      4.045% (LIBOR + 175 bps), 6/27/25                                      3,806,333
     1,659,109        United AirLines, Inc., Refinanced Term Loan, 4.052%
                      (LIBOR + 175 bps), 4/1/24                                              1,673,627
                                                                                       ---------------
                                                                                       $    10,783,009
------------------------------------------------------------------------------------------------------
                      Highways & Railtracks -- 0.0%+
       500,000        Deck Chassis Acquisition Inc., Second Lien Initial Term Loan,
                      8.527% (LIBOR + 600 bps), 6/15/23                                $       504,375
------------------------------------------------------------------------------------------------------
                      Marine -- 0.2%
       810,643        Commercial Barge Line Co., Initial Term Loan, 11.052%
                      (LIBOR + 875 bps), 11/12/20                                      $       626,222
       936,710        Navios Maritime Partners LP, Initial Term Loan, 7.34%
                      (LIBOR + 500 bps), 9/14/20                                               938,271
                                                                                       ---------------
                                                                                       $     1,564,493
------------------------------------------------------------------------------------------------------
                      Trucking -- 0.2%
       108,236        Kenan Advantage Group Holdings Corp., Initial Canadian
                      Term Loan, 5.302% (LIBOR + 300 bps), 7/29/22                     $       108,259
       355,924        Kenan Advantage Group Holdings Corp., Initial US Term
                      Loan, 5.302% (LIBOR + 300 bps), 7/29/22                                  355,998
       969,537        YRC Worldwide, Inc., Tranche B-1 Term Loan, 10.802%
                      (LIBOR + 850 bps), 7/26/22                                               982,868
                                                                                       ---------------
                                                                                       $     1,447,125
                                                                                       ---------------
                      Total Transportation                                             $    15,799,508
------------------------------------------------------------------------------------------------------
                      UTILITIES -- 2.6%
                      Electric Utilities -- 1.4%
     2,206,024        APLP Holdings, Ltd., Partnership, Term Loan, 5.302%
                      (LIBOR + 300 bps), 4/13/23                                       $     2,213,194
     1,736,875        Calpine Construction Finance Co., LP, Term B Loan, 4.802%
                      (LIBOR + 250 bps), 1/15/25                                             1,736,196

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Electric Utilities -- (continued)
     1,243,305        Dayton Power & Light Co., Term Loan, 4.31% (LIBOR +
                      200 bps), 8/24/22                                                $     1,247,967
       490,350        Exgen Renewables IV LLC, Term Loan, 5.32% (LIBOR +
                      300 bps), 11/28/24                                                       495,253
       396,045        Helix Gen Funding LLC, Term Loan, 6.052% (LIBOR +
                      375 bps), 6/3/24                                                         372,365
       984,970        St. Joseph Energy Centre, LLC, Advance Term B Loan, 5.8%
                      (LIBOR + 350 bps), 4/10/25                                               994,204
     2,715,441        TPF II Power LLC (TPF II Convert Midco LLC), Term Loan,
                      6.052% (LIBOR + 375 bps), 10/2/23                                      2,714,382
     3,296,058        Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                      Initial Term Loan, 4.302% (LIBOR + 200 bps), 8/4/23                    3,292,614
                                                                                       ---------------
                                                                                       $    13,066,175
------------------------------------------------------------------------------------------------------
                      Gas Utilities -- 0.2%
     2,000,000        Centurion Pipeline Co. LLC, Initial Term Loan, 5.636%
                      (LIBOR + 325 bps), 9/29/25                                       $     2,017,500
------------------------------------------------------------------------------------------------------
                      Independent Power Producers & Energy Traders -- 0.5%
     1,010,167        Calpine Corp., Term Loan, 4.89% (LIBOR +
                      250 bps), 1/15/24                                                $     1,007,992
     1,444,850        NRG Energy, Inc., Term Loan, 4.136% (LIBOR +
                      175 bps), 6/30/23                                                      1,440,696
     1,270,482        TerraForm AP Acquisition Holdings LLC, Term Loan, 6.636%
                      (LIBOR + 425 bps), 6/27/22                                             1,270,482
     1,269,303        TerraForm Power Operating LLC, Specified Refinancing
                      Term Loan, 4.302% (LIBOR + 200 bps), 11/8/22                           1,269,303
                                                                                       ---------------
                                                                                       $     4,988,473
------------------------------------------------------------------------------------------------------
                      Multi-Utilities -- 0.2%
     1,917,653        Compass Power Generation LLC, Tranche B-1 Term Loan,
                      5.802% (LIBOR + 350 bps), 12/20/24                               $     1,930,837
------------------------------------------------------------------------------------------------------
                      Water Utilities -- 0.3%
       911,790        Culligan NewCo., Ltd., First Lien Tranche B-1 Term Loan,
                      5.552% (LIBOR + 325 bps), 12/13/23                               $       910,367
     1,865,650        EWT Holdings III Corp., Refinancing 2017-2 First Lien Term
                      Loan, 5.302% (LIBOR + 300 bps), 12/20/24                               1,863,318
                                                                                       ---------------
                                                                                       $     2,773,685
                                                                                       ---------------
                      Total Utilities                                                  $    24,776,670
------------------------------------------------------------------------------------------------------
                      TOTAL SENIOR SECURED FLOATING RATE
                      LOAN INTERESTS
                      (Cost $849,090,696)                                              $   847,315,709
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 43

------------------------------------------------------------------------------------------------------
 Shares                                                                                Value
------------------------------------------------------------------------------------------------------
                      COMMON STOCK -- 0.0%+ of Net Assets
                      RETAILING -- 0.0%+
                      Computer & Electronics Retail -- 0.0%+
        54,675^(c)    Targus Cayman SubCo., Ltd.                                       $       113,724
                                                                                       ---------------
                      Total Retailing                                                  $       113,724
------------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost $191,363)                                                  $       113,724
------------------------------------------------------------------------------------------------------
                      PREFERRED STOCK -- 0.1% of Net Assets
                      DIVERSIFIED FINANCIALS -- 0.1%
                      Consumer Finance -- 0.1%
        10,902(d)     GMAC Capital Trust I, 8.099% (3 Month USD LIBOR +
                      579 bps), 2/15/40                                                $       286,287
                                                                                       ---------------
                      Total Diversified Financials                                     $       286,287
------------------------------------------------------------------------------------------------------
                      TOTAL PREFERRED STOCK
                      (Cost $286,177)                                                  $       286,287
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)
------------------------------------------------------------------------------------------------------
                      ASSET BACKED SECURITIES -- 0.4% of Net Assets
                      BANKS -- 0.4%
                      Thrifts & Mortgage Finance -- 0.4%
     1,000,000(a)     Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                      5.784% (1 Month USD LIBOR + 350 bps), 4/10/30 (144A)             $     1,002,593
     1,500,000(a)     Home Partners of America Trust, Series 2016-2,
                      Class E, 6.07% (1 Month USD LIBOR + 378 bps),
                      10/17/33 (144A)                                                        1,502,623
       875,000(a)     Palmer Square Loan Funding, Ltd., Series 2018-1A,
                      Class D, 6.386% (3 Month USD LIBOR + 395 bps),
                      4/15/26 (144A)                                                           860,110
                                                                                       ---------------
                      Total Banks                                                      $     3,365,326
------------------------------------------------------------------------------------------------------
                      TOTAL ASSET BACKED SECURITIES
                      (Cost $3,384,781)                                                $     3,365,326
------------------------------------------------------------------------------------------------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS --
                      0.4% of Net Assets
                      BANKS -- 0.4%
                      Thrifts & Mortgage Finance -- 0.4%
     1,000,000(a)     Citigroup Commercial Mortgage Trust, Series 2015-SHP2,
                      Class D, 5.58% (1 Month USD LIBOR + 330 bps),
                      7/15/27 (144A)                                                   $     1,009,835
     1,400,000(a)     Commercial Mortgage Trust, Series 2014-FL5, Class D,
                      6.28% (1 Month USD LIBOR + 400 bps), 10/15/31 (144A)                   1,363,610
     1,035,770(a)     GS Mortgage Securities Trust, Series 2014-GSFL,
                      Class D, 5.582% (1 Month USD LIBOR + 390 bps),
                      7/15/31 (144A)                                                         1,041,613
                                                                                       ---------------
                      Total Banks                                                      $     3,415,058
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 0.0%+
                      Other Diversified Financial Services -- 0.0%+
         69,390(a)    Velocity Commercial Capital Loan Trust, Series 2011-1,
                      6.216% (1 Month USD LIBOR + 400 bps), 8/25/40 (144A)             $        69,791
                                                                                       ---------------
                      Total Diversified Financials                                     $        69,791
------------------------------------------------------------------------------------------------------
                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                      (Cost $3,359,622)                                                $     3,484,849
------------------------------------------------------------------------------------------------------
                      CORPORATE BONDS -- 3.2% of Net Assets
                      BANKS -- 0.3%
                      Diversified Banks -- 0.3%
     1,000,000(d)(e)  Bank of America Corp., 6.3% (3 Month USD
                      LIBOR + 455 bps)                                                 $     1,053,750
     1,550,000(d)(e)  BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                      631 bps) (144A)                                                        1,610,062
                                                                                       ---------------
                      Total Banks                                                      $     2,663,812
------------------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 0.1%
                      Construction & Engineering -- 0.1%
       750,000        MasTec, Inc., 4.875%, 3/15/23                                    $       731,250
                                                                                       ---------------
                      Total Capital Goods                                              $       731,250
------------------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 0.4%
                      Diversified Capital Markets -- 0.1%
     1,000,000        Avation Capital SA, 6.5%, 5/15/21 (144A)                         $     1,002,500
------------------------------------------------------------------------------------------------------
                      Investment Banking & Brokerage -- 0.2%
     1,500,000(a)     Goldman Sachs Group, Inc., 4.081% (3 Month USD
                      LIBOR + 177 bps), 2/25/21                                        $     1,541,220
------------------------------------------------------------------------------------------------------
                      Specialized Finance -- 0.1%
     1,000,000        Nationstar Mortgage LLC/Nationstar Capital Corp.,
                      6.5%, 7/1/21                                                     $       999,470
                                                                                       ---------------
                      Total Diversified Financials                                     $     3,543,190
------------------------------------------------------------------------------------------------------
                      ENERGY -- 0.8%
                      Oil & Gas Equipment & Services -- 0.2%
     1,000,000        Archrock Partners LP/Archrock Partners Finance Corp.,
                      6.0%, 10/1/22                                                    $       990,000
     1,000,000        FTS International, Inc., 6.25%, 5/1/22                                   953,750
                                                                                       ---------------
                                                                                       $     1,943,750
------------------------------------------------------------------------------------------------------
                      Oil & Gas Exploration & Production -- 0.4%
       485,000        Gulfport Energy Corp., 6.625%, 5/1/23                            $       485,000
       947,000        Oasis Petroleum, Inc., 6.875%, 3/15/22                                   952,919
     2,750,000        Resolute Energy Corp., 8.5%, 5/1/20                                    2,743,125
                                                                                       ---------------
                                                                                       $     4,181,044
------------------------------------------------------------------------------------------------------
                      Oil & Gas Storage & Transportation -- 0.2%
     1,400,000(a)     Golar LNG Partners LP, 8.564% (3 Month USD LIBOR +
                      625 bps), 5/18/21 (144A)                                         $     1,403,510
                                                                                       ---------------
                      Total Energy                                                     $     7,528,304
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 45

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      FOOD, BEVERAGE & TOBACCO -- 0.1%
                      Distillers & Vintners -- 0.0%+
       359,000        Pernod Ricard SA, 4.45%, 1/15/22 (144A)                          $       365,697
------------------------------------------------------------------------------------------------------
                      Packaged Foods & Meats -- 0.1%
       400,000(a)     Tyson Foods, Inc., 2.871% (3 Month USD LIBOR +
                      55 bps), 6/2/20                                                  $       400,814
                                                                                       ---------------
                      Total Food, Beverage & Tobacco                                   $       766,511
------------------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                      Health Care Facilities -- 0.3%
       600,000        CHS/Community Health Systems, Inc., 6.25%, 3/31/23               $       551,820
        96,000        CHS/Community Health Systems, Inc., 8.125%,
                      6/30/24 (144A)                                                            75,840
     2,000,000        HCA, Inc., 5.375%, 2/1/25                                              2,012,500
       310,000        RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                      5/1/23 (144A)                                                            327,438
                                                                                       ---------------
                                                                                       $     2,967,598
------------------------------------------------------------------------------------------------------
                      Health Care Services -- 0.0%+
       269,000        Universal Hospital Services, Inc., 7.625%, 8/15/20               $       269,336
------------------------------------------------------------------------------------------------------
                      Managed Health Care -- 0.2%
     1,000,000        Centene Corp., 5.625%, 2/15/21                                   $     1,015,000
     1,000,000        Molina Healthcare, Inc., 5.375%, 11/15/22                              1,000,000
                                                                                       ---------------
                                                                                       $     2,015,000
                                                                                       ---------------
                      Total Health Care Equipment & Services                           $     5,251,934
------------------------------------------------------------------------------------------------------
                      MATERIALS -- 0.2%
                      Diversified Metals & Mining -- 0.1%
       376,000        Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                      4/1/25 (144A)                                                    $       378,820
------------------------------------------------------------------------------------------------------
                      Metal & Glass Containers -- 0.1%
     1,150,000(a)     Reynolds Group Issuer, Inc./Reynolds Group Issuer
                      LLC/Reynolds Group Issuer Lu, 5.936% (3 Month USD
                      LIBOR + 350 bps), 7/15/21 (144A)                                 $     1,161,500
                                                                                       ---------------
                      Total Materials                                                  $     1,540,320
------------------------------------------------------------------------------------------------------
                      MEDIA & ENTERTAINMENT -- 0.3%
                      Advertising -- 0.1%
       370,000        MDC Partners, Inc., 6.5%, 5/1/24 (144A)                          $       303,400
------------------------------------------------------------------------------------------------------
                      Cable & Satellite -- 0.2%
     1,250,000        Hughes Satellite Systems Corp., 5.25%, 8/1/26                    $     1,187,500
     1,000,000        Sirius XM Radio, Inc., 3.875%, 8/1/22 (144A)                             962,500
                                                                                       ---------------
                                                                                       $     2,150,000
                                                                                       ---------------
                      Total Media & Entertainment                                      $     2,453,400
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      PHARMACEUTICALS, BIOTECHNOLOGY &
                      LIFE SCIENCES -- 0.1%
                      Pharmaceuticals -- 0.1%
     1,000,000        Valeant Pharmaceuticals International, Inc., 5.5%,
                      11/1/25 (144A)                                                   $       980,000
                                                                                       ---------------
                      Total Pharmaceuticals, Biotechnology & Life Sciences             $       980,000
------------------------------------------------------------------------------------------------------
                      RETAILING -- 0.3%
                      Automotive Retail -- 0.0%+
       391,000        Penske Automotive Group, Inc., 3.75%, 8/15/20                    $       387,090
------------------------------------------------------------------------------------------------------
                      Internet Retail -- 0.3%
     1,500,000        Booking Holdings, Inc., 3.6%, 6/1/26                             $     1,432,559
     1,500,000        Expedia Group, Inc., 4.5%, 8/15/24                                     1,478,290
                                                                                       ---------------
                                                                                       $     2,910,849
                                                                                       ---------------
                      Total Retailing                                                  $     3,297,939
------------------------------------------------------------------------------------------------------
                      TELECOMMUNICATION SERVICES -- 0.0%+
                      Wireless Telecommunication Services -- 0.0%+
       500,000        Intelsat Jackson Holdings SA, 8.0%, 2/15/24 (144A)               $       523,125
                                                                                       ---------------
                      Total Telecommunication Services                                 $       523,125
------------------------------------------------------------------------------------------------------
                      TRANSPORTATION -- 0.1%
                      Airlines -- 0.1%
       932,357        Air Canada 2013-1 Class B Pass Through Trust, 5.375%,
                      5/15/21 (144A)                                                   $       949,839
       360,000        Air Canada 2015-1 Class C Pass Through Trust, 5.0%,
                      3/15/20 (144A)                                                           361,800
                                                                                       ---------------
                      Total Transportation                                             $     1,311,639
------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS
                      (Cost $ 30,858,385)                                              $    30,591,424
------------------------------------------------------------------------------------------------------
                      INSURANCE-LINKED SECURITIES -- 1.7% of Net Assets(1)
                      CATASTROPHE LINKED BONDS -- 0.8%
                      Earthquakes - California -- 0.1%
       500,000(a)     Ursa Re, 3.5% (ZERO + 350 bps), 5/27/20 (144A)                   $       500,750
------------------------------------------------------------------------------------------------------
                      Multiperil - U.S. -- 0.5%
       350,000(a)     Kilimanjaro Re, 6.858% (3 Month USD LIBOR +
                      465 bps), 5/6/22 (144A)                                          $       349,650
       500,000(a)     Kilimanjaro Re, 9.08% (3 Month U.S. Treasury Bill +
                      675 bps), 12/6/19 (144A)                                                 505,300
       250,000(a)     Kilimanjaro Re, 11.58% (3 Month U.S. Treasury Bill +
                      925 bps), 12/6/19 (144A)                                                 255,025
       600,000(a)     Kilimanjaro II Re, 8.021% (6 Month USD LIBOR +
                      572 bps), 4/20/21 (144A)                                                 601,800
       300,000+(a)    Panthera Re 2018-1, 5.83% (3 Month U.S. Treasury Bill +
                      350 bps), 3/9/20 (144A)                                                  303,120
       500,000(a)     PennUnion Re, 6.83% (3 Month U.S. Treasury Bill +
                      450 bps), 12/7/18 (144A)                                                 501,300

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 47

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Multiperil - U.S. -- (continued)
       250,000(a)     Residential Reinsurance 2015, 9.105% (3 Month
                      U.S. Treasury Bill + 678 bps), 12/6/19 (144A)                    $       254,475
       350,000(a)     Residential Reinsurance 2016, 6.145% (3 Month
                      U.S. Treasury Bill + 382 bps), 12/6/20 (144A)                            354,375
       500,000(a)     Residential Reinsurance 2017, 7.865% (3 Month
                      U.S. Treasury Bill + 554 bps), 12/6/21 (144A)                            492,350
       300,000(a)     Sanders Re, 5.253% (6 Month USD LIBOR + 307 bps),
                      12/6/21 (144A)                                                           293,130
       350,000(a)     Tailwind Re 2017-1, 9.58% (3 Month U.S. Treasury Bill +
                      725 bps), 1/8/22 (144A)                                                  355,390
                                                                                       ---------------
                                                                                       $     4,265,915
------------------------------------------------------------------------------------------------------
                      Multiperil - Worldwide -- 0.2%
       400,000(a)     Galilei Re, 6.84% (6 Month USD LIBOR + 466 bps),
                      1/8/20 (144A)                                                    $       403,200
       250,000(a)     Galilei Re, 6.86% (6 Month USD LIBOR + 466 bps),
                      1/8/21 (144A)                                                            250,200
       300,000(a)     Galilei Re, 7.63% (6 Month USD LIBOR + 545 bps),
                      1/8/20 (144A)                                                            300,990
       300,000(a)     Galilei Re, 7.65% (6 Month USD LIBOR + 545 bps),
                      1/8/21 (144A)                                                            300,840
       300,000(a)     Galilei Re, 8.71% (6 Month USD LIBOR + 653 bps),
                      1/8/20 (144A)                                                            299,940
       600,000(a)     Galilei Re, 8.73% (6 Month USD LIBOR + 653 bps),
                      1/8/21 (144A)                                                            601,020
                                                                                       ---------------
                                                                                       $     2,156,190
                                                                                       ---------------
                      Total Catastrophe Linked Bonds                                   $     6,922,855
------------------------------------------------------------------------------------------------------
                      COLLATERALIZED REINSURANCE -- 0.2%
                      Earthquakes - California -- 0.1%
       500,000+(f)    Resilience Re, Variable Rate Notes, 1/8/19 (144A)                $       500,000
       400,000+(f)    Resilience Re, Variable Rate Notes, 10/15/19                             420,680
                                                                                       ---------------
                                                                                       $       920,680
------------------------------------------------------------------------------------------------------
                      Multiperil - Worldwide -- 0.1%
       326,836+(f)    Kilarney Re 2018, Variable Rate Notes, 4/15/19                   $       310,984
       250,000+(f)    Limestone Re 2016-1, Variable Rate Notes, 8/31/21                        248,025
       250,000+(f)    Resilience Re, Variable Rate Notes, 4/8/19                               248,975
       300,000+(f)    Resilience Re, Variable Rate Notes, 5/1/19                                 3,000
                                                                                       ---------------
                                                                                       $       810,984
------------------------------------------------------------------------------------------------------
                      Windstorm - Florida -- 0.0%+
       300,000+(f)    Formby Re 2018, Variable Rate Notes, 6/15/19                     $       307,410
       102,242+(f)    Formby Re 2018-2, Variable Rate Notes, 12/31/18                          100,003
                                                                                       ---------------
                                                                                       $       407,413
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------
 Principal
 Amount USD ($)                                                                        Value
------------------------------------------------------------------------------------------------------
                      Windstorm - U.S. Regional -- 0.0%+
       300,000+(f)    Promissum Re 2018, Variable Rate Notes, 6/15/19                  $       292,890
                                                                                       ---------------
                      Total Collateralized Reinsurance                                 $     2,431,967
------------------------------------------------------------------------------------------------------
                      INDUSTRY LOSS WARRANTIES -- 0.1%
                      Multiperil - U.S. -- 0.1%
       800,000+(f)    Pinehurst Re 2018, Variable Rate Notes, 1/15/19                  $       797,840
                                                                                       ---------------
                      Total Industry Loss Warranties                                   $       797,840
------------------------------------------------------------------------------------------------------
                      REINSURANCE SIDECARS -- 0.6%
                      Multiperil - U.S. -- 0.0%+
       600,000+(f)    Carnoustie Re 2016, Variable Rate Notes, 11/30/20                $        16,200
       600,000+(f)    Carnoustie Re 2017, Variable Rate Notes, 11/30/21                        152,520
       400,000+(f)    Harambee Re 2018, Variable Rate Notes, 12/31/21                          429,080
                                                                                       ---------------
                                                                                       $       597,800
------------------------------------------------------------------------------------------------------
                      Multiperil - Worldwide -- 0.6%
     1,635,886+(f)    Berwick Re 2018-1, Variable Rate Notes, 12/31/21                 $     1,601,205
       600,000+(f)    Eden Re II, Variable Rate Notes, 3/22/22 (144A)                          626,520
       350,000+(f)    Gleneagles Re 2016, Variable Rate Notes, 11/30/20                         21,700
       400,000+(f)    Limestone Re 2018, Variable Rate Notes, 3/1/22                           412,760
       700,000+(f)    Lorenz Re 2018, Variable Rate Notes, 7/1/21                              692,230
       250,000+(f)    Madison Re 2016, Variable Rate Notes, 3/31/19                              6,950
       400,000+(f)    Merion Re 2018-2, Variable Rate Notes, 12/31/21                          431,360
       600,000+(f)    Pangaea Re 2016-1, Variable Rate Notes, 11/30/20                           3,480
       600,000+(f)    Pangaea Re 2018-1, Variable Rate Notes, 12/31/21                         612,780
       600,000+(f)    Pangaea Re 2018-3, Variable Rate Notes, 7/1/22                           548,760
       600,000+(f)    St. Andrews Re 2017-1, Variable Rate Notes, 2/1/19                        40,680
       695,194+(f)    St. Andrews Re 2017-4, Variable Rate Notes, 6/1/19                        68,407
       253,645+(f)    Woburn Re 2018, Variable Rate Notes, 12/31/21                            265,389
                                                                                       ---------------
                                                                                       $     5,332,221
                                                                                       ---------------
                      Total Reinsurance Sidecars                                       $     5,930,021
------------------------------------------------------------------------------------------------------
                      TOTAL INSURANCE-LINKED SECURITIES
                      (Cost $15,967,150)                                               $    16,082,683
------------------------------------------------------------------------------------------------------
                      U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                      9.1% of Net Assets
    34,000,000(g)     United States Treasury Bills, 11/1/18                            $    34,000,000
    14,350,000(g)     United States Treasury Bills, 11/8/18                                 14,344,168
     4,785,000(g)     United States Treasury Bills, 11/15/18                                 4,781,069
    28,000,000(g)     United States Treasury Bills, 11/29/18                                27,952,933
     4,865,000(g)     United States Treasury Bills, 1/24/19                                  4,839,388
------------------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                      (Cost $85,917,229)                                               $    85,917,558
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 49

------------------------------------------------------------------------------------------------------
 Shares                                                                                Value
------------------------------------------------------------------------------------------------------
                      INVESTMENT COMPANIES -- 0.8% of Net Assets
                      BANKS -- 0.0%+
                      Diversified Banks -- 0.0%+
       100,000        Invesco Senior Income Trust                                      $       414,000
                                                                                       ---------------
                      Total Banks                                                      $       414,000
------------------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 0.8%
                      Asset Management & Custody Banks -- 0.4%
       100,000        BlackRock Floating Rate Income Strategies Fund, Inc.             $     1,297,000
       100,000        Eaton Vance Floating-Rate Income Trust                                 1,374,000
       100,000        First Trust Senior Floating Rate Income Fund II                        1,204,000
                                                                                       ---------------
                                                                                       $     3,875,000
------------------------------------------------------------------------------------------------------
                      Other Diversified Financial Services -- 0.1%
        50,000        Invesco Senior Loan ETF                                          $     1,150,500
------------------------------------------------------------------------------------------------------
                      Specialized Finance -- 0.3%
        36,000        iShares iBoxx $ High Yield Corporate Bond ETF                    $     3,036,600
                                                                                       ---------------
                      Total Diversified Financials                                     $     8,062,100
------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENT COMPANIES
                      (Cost $8,864,754)                                                $     8,476,100
------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 105.6%
                      (Cost $997,920,157)                                              $   995,633,660
------------------------------------------------------------------------------------------------------
                      OTHER ASSETS AND LIABILITIES -- (5.6)%                           $   (53,033,278)
------------------------------------------------------------------------------------------------------
                      NET ASSETS -- 100.0%                                             $   942,600,382
======================================================================================================

(1)     Securities are restricted as to resale.

bps     Basis Points.

LIBOR   London Interbank Offered Rate.

PRIME   U.S. Federal Funds Rate.

REIT    Real Estate Investment Trust.

ZERO    Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2018, the value of these securities amounted to $25,305,581, or 2.7% of net assets.

+       Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2018.

+ Securities that used significant unobservable inputs to determine their value.

^ Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements --
        Note 1A.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Fund | Annual Report | 10/31/18

(a) Floating rate note. Coupon rate, reference index and spread shown at October 31, 2018.

(b) This term loan will settle after October 31, 2018, at which time the interest rate will be determined.

(c)     Non-income producing security.

(d) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2018.

(e)     Security is perpetual in nature and has no stated maturity date.

(f)     Rate to be determined.

(g) Security issued with a zero coupon. Income is recognized through accretion of discount.

FORWARD FOREIGN CURRENCY CONTRACT

------------------------------------------------------------------------------------------------------
Currency    In             Currency                                  Settlement   Unrealized
Purchased   Exchange for   Sold       Deliver       Counterparty     Date         Appreciation
------------------------------------------------------------------------------------------------------
 USD        2,279,652      EUR        (1,985,002)   JPMorgan         1/31/19      $14,211
                                                    Chase Bank NA
------------------------------------------------------------------------------------------------------
 TOTAL FORWARD FOREIGN CURRENCY CONTRACT                                          $14,211
======================================================================================================

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

------------------------------------------------------------------------------------------------------
                                                                              Net
               Obligation                       Annual                        Unrealized
Notional       Reference/           Pay/        Fixed   Expiration  Premiums  Appreciation    Market
Amount ($)(1)  Index                Receive(2)  Rate    Date        Paid      (Depreciation)  Value
------------------------------------------------------------------------------------------------------
  1,306,250    Markit CDX North     Receive     5.00%   6/20/20     $ 69,761  $   (503)       $ 69,258
               America High Yield
               Index Series 24
  3,000,000    Markit CDX North     Receive     1.00%   12/20/20      54,248   (10,329)         43,919
               America High Yield
               Index Series 25
  1,468,800    Markit CDX North     Receive     5.00%   12/20/20      81,453     7,505          88,958
               America High Yield
               Index Series 25
  7,389,200    Markit CDX North     Receive     5.00%   12/20/21     521,831     1,666         523,497
               America High Yield
               Index Series 27
------------------------------------------------------------------------------------------------------
 TOTAL SWAP CONTRACTS                                               $727,293  $ (1,661)       $725,632
======================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)     Receives Quarterly.

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

EUR -- Euro

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 51

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2018 were as follows:

------------------------------------------------------------------------------------------------------
                                                         Purchases                        Sales
------------------------------------------------------------------------------------------------------
Long-Term U.S. Government                                $         --                     $ 47,816,605
Other Long-Term Securities                               $419,333,742                     $307,012,184

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2018, the Fund engaged in purchases of $2,075,645 and sales of $0 pursuant to these procedures, which resulted in a net realized gain/loss of $0.

At October 31, 2018, the net unrealized depreciation on investments based on cost for federal tax purposes of $999,032,198 was as follows:

           Aggregate gross unrealized appreciation for all investments in
             which there is an excess of value over tax cost                           $ 4,738,183
           Aggregate gross unrealized depreciation for all investments in
             which there is an excess of tax cost over value                            (7,396,878)
                                                                                       -----------
           Net unrealized depreciation                                                 $(2,658,695)
                                                                                       ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2018, in valuing the Fund's investments.

------------------------------------------------------------------------------------------
                                Level 1       Level 2         Level 3       Total
------------------------------------------------------------------------------------------
Senior Secured Floating
  Rate Loan Interests           $        --   $ 847,315,709   $        --   $ 847,315,709
Common Stock                             --              --       113,724         113,724
Preferred Stock                     286,287              --            --         286,287
Asset Backed Securities                  --       3,365,326            --       3,365,326
Collateralized Mortgage
  Obligations                            --       3,484,849            --       3,484,849
Corporate Bonds                          --      30,591,424            --      30,591,424
Insurance-Linked Securities
  Catastrophe Linked Bonds
    Multiperil - U.S.                    --       3,962,795       303,120       4,265,915
  Collateralized Reinsurance
    Earthquakes - California             --              --       920,680         920,680
    Multiperil - Worldwide               --              --       810,984         810,984
    Windstorm - Florida                  --              --       407,413         407,413
    Windstorm -
      U.S. Regional                      --              --       292,890         292,890

The accompanying notes are an integral part of these financial statements.

52 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------
                                Level 1       Level 2         Level 3       Total
------------------------------------------------------------------------------------------
  Industry Loss Warranties
    Multiperil - U.S.           $        --   $          --   $   797,840   $     797,840
  Reinsurance Sidecars
    Multiperil - U.S.                    --              --       597,800         597,800
    Multiperil - Worldwide               --              --     5,332,221       5,332,221
  All Other Insurance-Linked
    Securities                           --       2,656,940            --       2,656,940
U.S. Government and
  Agency Obligations                     --      85,917,558            --      85,917,558
Investment Companies              8,476,100              --            --       8,476,100
------------------------------------------------------------------------------------------
Total Investments
  in Securities                 $ 8,762,387   $ 977,294,601   $ 9,576,672   $ 995,633,660
==========================================================================================
Other Financial Instruments
Unrealized appreciation
  on forward foreign
  currency contracts            $        --   $      14,211   $        --   $      14,211
Swap contracts, at value                 --         725,632            --         725,632
------------------------------------------------------------------------------------------
Total Other
  Financial Instruments         $        --   $     739,843   $        --   $     739,843
==========================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------
                                     Insurance-
                          Common     Linked
                          Stocks     Securities      Loans         Total
-------------------------------------------------------------------------------
Balance as of 10/31/17    $107,710   $ 5,431,036(a)  $ 1,066,938   $ 6,605,684
Realized gain (loss)(1)         --       (16,858)         28,549        11,691
Change in unrealized
  appreciation
  (depreciation)(2)          6,014      (112,030)         (8,936)     (114,952)
Accrued discounts/
  premiums                      --            --           1,564         1,564
Purchases                       --     8,539,444              --     8,539,444
Sales                           --    (4,378,644)     (1,088,115)   (5,466,759)
Transfers in to Level 3*        --            --              --            --
Transfers out of Level 3*       --            --              --            --
-------------------------------------------------------------------------------
Balance as of 10/31/18    $113,724   $ 9,462,948     $        --   $ 9,576,672
===============================================================================

(a) Securities were classified as Corporate Bonds on October 31, 2017 financial statements.

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments on the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended October 31, 2018, there were no transfers between levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of Level 3 investments
     still held and considered Level 3 at October 31, 2018:                       $94,141
                                                                                  -------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 53

Statement of Assets and Liabilities | 10/31/18

ASSETS:
  Investments in unaffiliated issuers, at value (cost $997,920,157)       $  995,633,660
  Cash                                                                         1,512,083
  Foreign currencies, at value (cost $17,375)                                     17,349
  Swaps collateral                                                               567,668
  Variation margin for centrally cleared swap contracts                           13,306
  Swap contracts, at value (net premiums paid $727,293)                          725,632
  Unrealized appreciation on forward foreign currency contracts                   14,211
  Unrealized appreciation on unfunded loan commitments                             9,648
  Receivables --
     Investment securities sold                                               10,396,034
     Fund shares sold                                                          2,990,858
     Interest                                                                  2,297,286
  Due from the Adviser                                                           168,161
  Other assets                                                                    52,071
-----------------------------------------------------------------------------------------
          Total assets                                                    $1,014,397,967
=========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                      $   67,453,332
     Fund shares repurchased                                                   2,708,654
     Distributions                                                               389,999
     Trustees' fees                                                                3,501
  Due to broker for swap contracts                                               722,510
  Due to affiliates                                                               91,199
  Accrued expenses                                                               428,390
-----------------------------------------------------------------------------------------
          Total liabilities                                               $   71,797,585
=========================================================================================
NET ASSETS:
  Paid-in capital                                                         $  964,367,897
  Distributable earnings (loss)                                              (21,767,515)
-----------------------------------------------------------------------------------------
          Net assets                                                      $  942,600,382
=========================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $161,020,273/23,910,337 shares)                       $         6.73
  Class C (based on $68,364,349/10,145,263 shares)                        $         6.74
  Class Y (based on $713,215,760/105,637,861 shares)                      $         6.75
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $6.73 net asset value per share/
    100%-4.50% maximum sales charge)                                      $         7.05
=========================================================================================

The accompanying notes are an integral part of these financial statements.

54 Pioneer Floating Rate Fund | Annual Report | 10/31/18

Statement of Operations

For the Year Ended 10/31/18

INVESTMENT INCOME:
   Interest from unaffiliated issuers                                $ 43,056,449
   Dividends from unaffiliated issuers (net of foreign taxes
      withheld $238)                                                      477,781
-------------------------------------------------------------------------------------------------
         Total investment income                                                    $ 43,534,230
=================================================================================================
EXPENSES:
  Management fees                                                    $  5,115,220
  Administrative expense                                                  274,428
  Transfer agent fees
     Class A                                                              126,632
     Class C                                                               54,297
     Class Y                                                              484,517
  Distribution fees
     Class A                                                              441,693
     Class C                                                              744,266
  Shareowner communications expense                                        38,026
  Custodian fees                                                           73,995
  Registration fees                                                        92,611
  Professional fees                                                       102,737
  Printing expense                                                         36,183
  Pricing fees                                                             65,922
  Trustees' fees                                                           35,727
  Insurance expense                                                        10,201
  Miscellaneous                                                           262,205
-------------------------------------------------------------------------------------------------
     Total expenses                                                                 $  7,958,660
     Less fees waived and expenses reimbursed by the Adviser                            (425,907)
-------------------------------------------------------------------------------------------------
     Net expenses                                                                   $  7,532,753
-------------------------------------------------------------------------------------------------
        Net investment income                                                       $ 36,001,477
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                             $ (3,004,866)
     Forward foreign currency contracts                                   228,862
     Swap contracts                                                       713,659
     Other assets and liabilities denominated in
        foreign currencies                                                (53,786)  $ (2,116,131)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                             $ (5,613,908)
     Forward foreign currency contracts                                    14,211
     Swap contracts                                                      (477,988)
     Unfunded loan commitments                                              9,648
     Other assets and liabilities denominated in foreign currencies       (55,434)  $ (6,123,471)
-------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                            $ (8,239,602)
-------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                              $ 27,761,875
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 55

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                        Year            Year
                                                        Ended           Ended
                                                        10/31/18        10/31/17
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                            $  36,001,477   $  30,827,302
Net realized gain (loss) on investments                    (2,116,131)       (803,351)
Change in net unrealized appreciation
  (depreciation) on investments                            (6,123,471)      1,636,548
------------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                               $  27,761,875   $  31,660,499
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
     Class A ($0.27 and $0.24 per share, respectively)  $  (6,978,239)  $  (6,923,555)***
     Class C ($0.22 and $0.19 per share, respectively)     (2,383,910)     (2,336,352)***
     Class K* ($-- and $0.24 per share, respectively)              --         (12,368)***
     Class Y ($0.29 and $0.26 per share, respectively)    (26,910,705)    (21,158,154)***
------------------------------------------------------------------------------------------
        Total distributions to shareowners              $ (36,272,854)  $ (30,430,429)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                       $ 414,179,477   $ 391,242,498
Reinvestment of distributions                              32,093,449      27,914,969
Cost of shares repurchased                               (361,051,827)   (288,319,155)
------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                        $  85,221,099   $ 130,838,312
------------------------------------------------------------------------------------------
      Net increase in net assets                        $  76,710,120   $ 132,068,382
NET ASSETS:**
Beginning of year                                       $ 865,890,262   $ 733,821,880
------------------------------------------------------------------------------------------
End of year                                             $ 942,600,382   $ 865,890,262
==========================================================================================

* Class K shares had no assets or shareowners for periods after October 4, 2017.

** For the year ended October 31, 2017 undistributed net investment income was presented as follows: $821,591.

*** For the year ended October 31, 2017 distributions to shareowners were presented as net investment income.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Floating Rate Fund | Annual Report | 10/31/18

-------------------------------------------------------------------------------------
                           Year Ended    Year Ended      Year Ended    Year Ended
                           10/31/18      10/31/18        10/31/17      10/31/17
                           Shares        Amount          Shares        Amount
-------------------------------------------------------------------------------------
Class A
Shares sold                  9,683,451   $  65,540,109     8,672,241   $  58,946,960
Reinvestment of
   distributions               975,066       6,596,289       974,592       6,624,723
Less shares repurchased    (15,163,284)   (102,659,897)   (9,869,591)    (67,079,839)
-------------------------------------------------------------------------------------
      Net decrease          (4,504,767)  $ (30,523,499)     (222,758)  $  (1,508,156)
=====================================================================================
Class C
Shares sold                  2,506,138   $  16,969,718     2,570,564   $  17,480,458
Reinvestment of
   distributions               325,208       2,201,908       318,001       2,163,592
Less shares repurchased     (4,306,823)    (29,161,062)   (3,864,560)    (26,287,345)
-------------------------------------------------------------------------------------
      Net decrease          (1,475,477)  $  (9,989,436)     (975,995)  $  (6,643,295)
=====================================================================================
Class K*
Shares sold                         --   $          --            --   $          --
Reinvestment of
   distributions                    --              --            --              --
Less shares repurchased             --              --      (102,850)       (699,035)
-------------------------------------------------------------------------------------
      Net decrease                  --   $          --      (102,850)  $    (699,035)
=====================================================================================
Class Y
Shares sold                 48,878,516   $ 331,669,650    46,208,677   $ 314,815,080
Reinvestment of
   distributions             3,435,561      23,295,252     2,806,943      19,126,654
Less shares repurchased    (33,777,903)   (229,230,868)  (28,499,823)   (194,252,936)
-------------------------------------------------------------------------------------
      Net increase          18,536,174   $ 125,734,034    20,515,797   $ 139,688,798
=====================================================================================

* Class K shares had no assets or shareowners for periods after October 4, 2017.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 57

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year         Year         Year         Year
                                                                      Ended        Ended        Ended        Ended        Ended
                                                                      10/31/18     10/31/17     10/31/16*    10/31/15*    10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                  $   6.80     $   6.79     $   6.73     $   6.86     $   6.95
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $   0.26(a)  $   0.24(a)  $   0.24(a)  $   0.24(a)  $   0.24
   Net realized and unrealized gain (loss) on investments                (0.06)        0.01         0.05        (0.14)       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   0.20     $   0.25     $   0.29     $   0.10     $   0.15
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                              $  (0.27)    $  (0.24)    $  (0.23)    $  (0.23)    $  (0.24)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.07)    $   0.01     $   0.06     $  (0.13)    $  (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   6.73     $   6.80     $   6.79     $   6.73     $   6.86
====================================================================================================================================
Total return (b)                                                          2.96%        3.71%        4.49%        1.53%        2.17%
Ratio of net expenses to average net assets                               1.01%        1.02%        1.01%        1.08%        1.07%
Ratio of net investment income (loss) to average net assets               3.89%        3.54%        3.66%        3.48%        3.49%
Portfolio turnover rate                                                     42%          69%          51%          24%          43%
Net assets, end of period (in thousands)                              $161,020     $193,193     $194,408     $174,979     $238,764
Ratios with no waiver of fees and assumption of
   expense by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                   1.01%        1.02%        1.04%        1.10%        1.07%
   Net investment income (loss) to average net assets                     3.89%        3.54%        3.63%        3.46%        3.49%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Floating Rate Fund | Annual Report | 10/31/18

--------------------------------------------------------------------------------------------------------------------------------
                                                                      Year        Year        Year        Year        Year
                                                                      Ended       Ended       Ended       Ended       Ended
                                                                      10/31/18    10/31/17    10/31/16*   10/31/15*   10/31/14*
--------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $  6.80     $  6.79     $  6.74     $  6.87     $   6.96
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $  0.21(a)  $  0.19(a)  $  0.19(a)  $  0.19(a)  $   0.19
   Net realized and unrealized gain (loss) on investments               (0.05)       0.01        0.05       (0.13)       (0.09)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  0.16     $  0.20     $  0.24     $  0.06     $   0.10
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                              $ (0.22)    $ (0.19)    $ (0.19)    $ (0.19)    $  (0.19)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ (0.06)    $  0.01     $  0.05     $ (0.13)    $  (0.09)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  6.74     $  6.80     $  6.79     $  6.74     $   6.87
================================================================================================================================
Total return (b)                                                         2.35%       2.93%       3.58%       0.81%        1.43%
Ratio of net expenses to average net assets                              1.76%       1.77%       1.79%       1.81%        1.78%
Ratio of net investment income (loss) to average net assets              3.15%       2.78%       2.89%       2.74%        2.79%
Portfolio turnover rate                                                    42%         69%         51%         24%          43%
Net assets, end of period (in thousands)                              $68,364     $79,057     $85,563     $92,924     $112,117
Ratios with no waiver of fees and assumption of
   expense by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                  1.76%       1.77%       1.81%       1.84%        1.78%
   Net investment income (loss) to average net assets                    3.15%       2.78%       2.87%       2.71%        2.79%
================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 59

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year         Year         Year         Year
                                                                      Ended        Ended        Ended        Ended        Ended
                                                                      10/31/18     10/31/17     10/31/16*    10/31/15*    10/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $   6.82     $   6.81     $   6.75     $   6.88     $   6.97
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $   0.29(a)  $   0.26(a)  $   0.27(a)  $   0.26(a)  $   0.27
   Net realized and unrealized gain (loss) on investments                (0.07)        0.01         0.05        (0.13)       (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   0.22     $   0.27     $   0.32     $   0.13     $   0.17
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                              $  (0.29)    $  (0.26)    $  (0.26)    $  (0.26)    $  (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  (0.07)    $   0.01     $   0.06     $  (0.13)    $  (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   6.75     $   6.82     $   6.81     $   6.75     $   6.88
====================================================================================================================================
Total return (b)                                                          3.27%        4.05%        4.85%        1.92%        2.50%
Ratio of net expenses to average net assets                               0.70%        0.70%        0.70%        0.70%        0.70%
Ratio of net investment income (loss) to average net assets               4.22%        3.86%        3.97%        3.84%        3.86%
Portfolio turnover rate                                                     42%          69%          51%          24%          43%
Net assets, end of period (in thousands)                              $713,216     $593,640     $453,152     $323,812     $352,115
Ratios with no waiver of fees and assumption of
   expense by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                   0.77%        0.79%        0.82%        0.82%        0.82%
   Net investment income (loss) to average net assets                     4.15%        3.77%        3.85%        3.72%        3.74%
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

60 Pioneer Floating Rate Fund | Annual Report | 10/31/18

Notes to Financial Statements | 10/31/18

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the "Fund") is one of three portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class T and Class Y shares. Class K shares did not have assets or shareholders as of October 31, 2018. Class T shares had not commenced operations as of October 31, 2018. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the SEC released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 61 reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

62 Pioneer Floating Rate Fund | Annual Report | 10/31/18

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

     Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 63 team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

     At October 31, 2018, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.01% of net assets. The value of this fair valued security was $113,724.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

64 Pioneer Floating Rate Fund | Annual Report | 10/31/18

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At October 31, 2018, the Fund was permitted to carry forward $1,652,256 of short-term capital losses and $19,074,878 of long-term capital losses without limitation. Additionally, at October 31, 2018, the Fund had a net capital loss carryforward of $574,533, which will expire in 2019 if not utilized. Since unlimited losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 65

     The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017, were as follows:

     ---------------------------------------------------------------------------
                                                           2018            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                $36,272,854     $30,430,429
     ---------------------------------------------------------------------------
          Total                                     $36,272,854     $30,430,429
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2018:

     ---------------------------------------------------------------------------
                                                                           2018
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  2,628,633
     Capital loss carryforward                                      (21,301,667)
     Dividend payable                                                  (389,999)
     Net unrealized depreciation                                     (2,704,482)
     ---------------------------------------------------------------------------
          Total                                                    $(21,767,515)
     ===========================================================================

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swap contracts, the tax treatment of premium and amortization, adjustments relating to catastrophe bonds, the tax adjustments relating to credit default swaps, preferred stocks and other holdings.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $13,285 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2018.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

66 Pioneer Floating Rate Fund | Annual Report | 10/31/18

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

     Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 67 plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowners information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

     The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance-Linked Securities ("ILS")

     The Fund invests in event-linked bonds and other ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

68 Pioneer Floating Rate Fund | Annual Report | 10/31/18

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

     Additionally, the Fund may gain exposure to ILS by investing in a closed end interval fund, Pioneer ILS Interval Fund, an affiliate of the Adviser.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 69

     As of and for the year ended October 31, 2018, the Fund had no open repurchase agreements.

J.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

     At October 31, 2018, the Fund had entered into various forward foreign currency contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract.

     The average market value of forward foreign currency contracts open during the year ended October 31, 2018, was $(2,008,502). Forward foreign currency contracts outstanding at October 31, 2018, are listed in the Schedule of Investments.

K.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

     As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would

70 Pioneer Floating Rate Fund | Annual Report | 10/31/18 keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 71

     Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2018, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

     The average market value of credit default swap contracts open during the year ended October 31, 2018 was $798,222. Open credit default swap contracts at October 31, 2018 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Effective October 1, 2018, Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million, 0.55% of the next $1.5 billion of the Fund's average daily net assets, and 0.50% of the Fund's average daily net assets over $2 billion. Prior to August 1, 2018, Management fees were calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the year ended October 31, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.58% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 0.70% of the average daily net assets attributable to Class Y shares. Fees waived and expenses reimbursed during the year ended October 31, 2018, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $76,363 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

72 Pioneer Floating Rate Fund | Annual Report | 10/31/18

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                  $ 7,410
Class Y                                                                   30,616
--------------------------------------------------------------------------------
  Total                                                                  $38,026
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,836 in distribution fees payable to the Distributor at October 31, 2018.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2018, CDSCs in the amount of $9,551 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Up until July 31, 2018, the Fund participated in a credit facility that was in the

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 73 amount of $195 million. Effective August 1, 2018, the Fund participates in a credit facility that is in the amount of 250 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2018, the Fund had no borrowings under the credit facility.

6. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for

74 Pioneer Floating Rate Fund | Annual Report | 10/31/18 the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Forwards collateral" and/or "Swaps collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following chart shows gross assets of the Fund as of October 31, 2018.

--------------------------------------------------------------------------------------------
                Derivative
                Assets
                Subject to        Derivatives    Non-Cash       Cash           Net Amount
                Master Netting    Available      Collateral     Collateral     of Derivative
Counterparty    Agreement         for Offset     Received (a)   Received (a)   Assets (b)
--------------------------------------------------------------------------------------------
JPMorgan
Chase Bank NA   $14,211           $  --          $  --          $  --          $14,211
--------------------------------------------------------------------------------------------
 Total          $14,211           $  --          $  --          $  --          $14,211
============================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may enhance or mitigate the Fund's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 75

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2018 was as follows:

-----------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                     Foreign
                          Interest    Credit         Exchange    Equity   Commodity
                          Rate Risk   Risk           Rate Risk   Risk     Risk
-----------------------------------------------------------------------------------
Assets
 Unrealized
  appreciation on
  forward foreign
  currency contracts      $      --   $        --    $  14,211   $   --   $  --
 Swap contracts,
  at value                       --       725,632           --       --      --
-----------------------------------------------------------------------------------
    Total Value           $      --   $   725,632    $  14,211   $   --   $  --
===================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2018, was as follows:

-----------------------------------------------------------------------------------
Statement of Operations
                                                     Foreign
                          Interest    Credit         Exchange    Equity   Commodity
                          Rate Risk   Risk           Rate Risk   Risk     Risk
-----------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Forward foreign
   currency contracts     $      --   $        --    $ 228,862   $   --   $  --
 Swap contracts                  --       713,659           --       --      --
-----------------------------------------------------------------------------------
    Total Value           $      --   $   713,659    $ 228,862   $   --   $  --
===================================================================================
Change in net
  unrealized
  appreciation
  (depreciation) on:
 Forward foreign
  currency contracts      $      --   $              $  14,211   $   --   $  --
 Swap contracts                  --      (477,987)                   --      --
-----------------------------------------------------------------------------------
    Total Value           $      --   $  (477,987)   $  14,211   $   --   $  --
===================================================================================

76 Pioneer Floating Rate Fund | Annual Report | 10/31/18

8. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of October 31, 2018, the Fund had the following unfunded loan commitments outstanding:

-----------------------------------------------------------------------------------
                                                                       Unrealized
Loan                            Principal    Cost         Value        Appreciation
-----------------------------------------------------------------------------------
Access CIG, LLC                 $  127,410   $  126,825   $  128,000   $1,175
Globallogic Holdings Inc.          150,000      149,276      151,219    1,943
NMN Holdings III Corp.             306,000      305,235      306,765    1,530
Universal Health Services Inc.   1,000,000    1,000,000    1,005,000    5,000
-----------------------------------------------------------------------------------
   Total Value                  $1,583,410   $1,581,336   $1,590,984   $9,648
===================================================================================

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareholders of Pioneer Floating Rate Fund:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Floating Rate Fund (the "Fund") (one of the funds constituting Pioneer Series Trust VI (the "Trust")) as of October 31, 2018, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended October 31, 2017 (collectively referred to as the "financial statements"). The financial highlights for periods ended October 31, 2014, October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and financial highlights for the year ended October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

78 Pioneer Floating Rate Fund | Annual Report | 10/31/18

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                           /s/ Ernst & Young LLP

We have served as the Fund's auditor since 2017.

Boston, Massachusetts
December 21, 2018

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 79

ADDITIONAL INFORMATION (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income was 98.21%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged an independent registered public accounting firm, Ernst & Young LLP ("EY").

80 Pioneer Floating Rate Fund | Annual Report | 10/31/18

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment adviser or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 81

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Floating Rate Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In

82 Pioneer Floating Rate Fund | Annual Report | 10/31/18 approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 83

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

84 Pioneer Floating Rate Fund | Annual Report | 10/31/18

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 85

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

86 Pioneer Floating Rate Fund | Annual Report | 10/31/18

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 87

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)        Trustee since 2007.   Private investor (2004 - 2008 and 2013 -          Director, Broadridge Financial
Chairman of the             Serves until a        present); Chairman (2008 - 2013) and Chief        Solutions, Inc. (investor
Board and Trustee           successor trustee is  Executive Officer (2008 - 2012), Quadriserv,      communications and securities
                            elected or earlier    Inc. (technology products for securities lending  processing provider for
                            retirement or         industry); and Senior Executive Vice President,   financial services industry)
                            removal.              The Bank of New York (financial and securities    (2009 - present); Director,
                                                  services) (1986 - 2004)                           Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (74)          Trustee since 2007.   Managing Partner, Federal City Capital Advisors   Director of New York Mortgage
Trustee                     Serves until a        (corporate advisory services company) (1997 -     Trust(publicly-traded mortgage
                            successor trustee is  2004 and 2008 - present); Interim Chief           REIT) (2004 - 2009, 2012 -
                            elected or earlier    Executive Officer, Oxford Analytica, Inc.         present); Director of The Swiss
                            retirement or         (privately held research and consulting company)  Helvetia Fund, Inc. (closed-
                            removal.              (2010); Executive Vice President and Chief        end fund) (2010 - 2017);
                                                  Financial Officer, I-trax, Inc. (publicly traded  Director of Oxford Analytica, health care services company) (2004 - 2007); and  Inc. (2008 - 2015); and
                                                  Executive Vice President and Chief Financial      Director of Enterprise
                                                  Officer, Pedestal Inc. (internet-based mortgage   Community Investment, Inc.
                                                  trading company) (2000 - 2002); Private           (privately-held affordable
                                                  Consultant (1995 - 1997); Managing Director,      housing finance company) (1985
                                                  Lehman Brothers (1992 - 1995); and Executive,     - 2010)
                                                  The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74)   Trustee since 2008.   William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                     Serves until a        Economy, Harvard University (1972 - present)      Funds Investment Trust and
                            successor trustee is                                                    Mellon Institutional Funds
                            elected or earlier                                                      Master Portfolio (oversaw 17
                            retirement or                                                           portfolios in fund complex)
                            removal.                                                                (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

88 Pioneer Floating Rate Fund | Annual Report | 10/31/18

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71)   Trustee since 2007.   Founding Director, Vice-President and Corporate   None
Trustee                     Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                            successor trustee is  firm) (1982 - present); Desautels Faculty of
                            elected or earlier    Management, McGill University (1999 - 2017); and
                            retirement or         Manager of Research Operations and
                            removal.              Organizational Learning, Xerox PARC, Xerox's
                                                  advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)    Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds         None
Trustee                     (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                            from 2014 - 2017)     present); Vice President - International
                            Serves until a        Investments Group, American International Group,
                            successor trustee is  Inc. (insurance company) (1993 - 2001); Vice
                            elected or earlier    President - Corporate Finance and Treasury
                            retirement or         Group, Citibank, N.A. (1980 - 1986 and 1990 -
                            removal.              1993); Vice President - Asset/Liability
                                                  Management Group, Federal Farm Funding
                                                  Corporation (government-sponsored issuer of debt
                                                  securities) (1988 - 1990); Mortgage Strategies
                                                  Group, Shearson Lehman Hutton, Inc. (investment
                                                  bank) (1987 - 1988); and Mortgage Strategies
                                                  Group, Drexel Burnham Lambert, Ltd. (investment
                                                  bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)    Trustee since 2007.   President and Chief Executive Officer, Newbury    Director of New America High
Trustee                     Serves until a        Piret Company (investment banking firm) (1981 -   Income Fund, Inc. (closed-end
                            successor trustee is  present)                                          investment company) (2004 -
                            elected or earlier                                                      present); and Member, Board of
                            retirement or                                                           Governors, Investment Company
                            removal.                                                                Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (71)      Trustee since 2014.   Consultant (investment company services) (2012 -  None
Trustee                     Serves until a        present); Executive Vice President, BNY Mellon
                            successor trustee is  (financial and investment company services)
                            elected or earlier    (1969 - 2012); Director, BNY International
                            retirement or         Financing Corp. (financial services) (2002 -
                            removal.              2012); and Director, Mellon Overseas Investment
                                                  Corp. (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 89

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (56)*         Trustee since 2017.   Director, CEO and President of Amundi Pioneer     None
Trustee, President and      Serves until a        Asset Management USA, Inc. (since September
Chief Executive Officer     successor trustee is  2014); Director, CEO and President of Amundi
                            elected or earlier    Pioneer Asset Management, Inc. (since September
                            retirement or         2014); Director, CEO and President of Amundi
                            removal               Pioneer Distributor, Inc. (since September
                                                  2014); Director, CEO and President of Amundi
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since September 2014); Chair, Amundi Pioneer
                                                  Asset Management USA, Inc., Amundi Pioneer
                                                  Distributor, Inc. and Amundi Pioneer
                                                  Institutional Asset Management, Inc. (September
                                                  2014 - 2018); Managing Director, Morgan Stanley
                                                  Investment Management (2010 - 2013); and
                                                  Director of Institutional Business, CEO of
                                                  International, Eaton Vance Management (2005 -
                                                  2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (60)*     Trustee since 2014.   Director and Executive Vice President (since      None
Trustee                     Serves until a        2008) and Chief Investment Officer, U.S. (since
                            successor trustee is  2010) of Amundi Pioneer Asset Management USA,
                            elected or earlier    Inc.; Executive Vice President and Chief
                            retirement or         Investment Officer, U.S. of Amundi Pioneer
                            removal               (since 2008); Executive Vice President of Amundi
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since 2009); and Portfolio Manager of Amundi
                                                  Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

90 Pioneer Floating Rate Fund | Annual Report | 10/31/18

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (53)  Since 2007. Serves    Vice President and Associate General Counsel of   None
Secretary and               at the discretion of  Amundi Pioneer since January 2008; Secretary and
Chief Legal Officer         the Board             Chief Legal Officer of all of the Pioneer Funds
                                                  since June 2010; Assistant Secretary of all of
                                                  the Pioneer Funds from September 2003 to May
                                                  2010; and Vice President and Senior Counsel of
                                                  Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (57)      Since 2010. Serves    Fund Governance Director of Amundi Pioneer since  None
Assistant Secretary         at the discretion of  December 2006 and Assistant Secretary of all the
                            the Board             Pioneer Funds since June 2010; Manager - Fund
                                                  Governance of Amundi Pioneer from December 2003
                                                  to November 2006; and Senior Paralegal of Amundi
                                                  Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (55)           Since 2010. Serves    Senior Counsel of Amundi Pioneer since May 2013   None
Assistant Secretary         at the discretion of  and Assistant Secretary of all the Pioneer Funds
                            the Board             since June 2010; and Counsel of Amundi Pioneer
                                                  from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (58)        Since 2008. Serves    Vice President - Fund Treasury of Amundi          None
Treasurer and               at the discretion of  Pioneer; Treasurer of all of the Pioneer Funds
Chief Financial and         the Board             since March 2008; Deputy Treasurer of Amundi
Accounting Officer                                Pioneer from March 2004 to February 2008; and
                                                  Assistant Treasurer of all of the Pioneer Funds
                                                  from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (53)       Since 2007. Serves    Director - Fund Treasury of Amundi Pioneer; and   None
Assistant Treasurer         at the discretion of  Assistant Treasurer of all of the Pioneer Funds
                            the Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (60)          Since 2007. Serves    Senior Manager - Fund Treasury of Amundi          None
Assistant Treasurer         at the discretion of  Pioneer; and Assistant Treasurer of all of the
                            the Board             Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/18 91

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position      Term of Office and                                                      Other Directorships
Held With the Fund          Length of Service     Principal Occupation                              Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (38)       Since 2009. Serves    Senior Manager - Fund Treasury of Amundi Pioneer  None
Assistant Treasurer         at the discretion of  since November 2008; Assistant Treasurer of all
                            the Board             of the Pioneer Funds since January 2009; and
                                                  Client Service Manager - Institutional Investor
                                                  Services at State Street Bank from March 2003 to
                                                  March 2007
------------------------------------------------------------------------------------------------------------------------------------
John Malone (47)            Since 2018. Serves    Managing Director, Chief Compliance Officer of    None
Chief Compliance Officer    at the discretion of  Amundi Pioneer Asset Management; Amundi Pioneer
                            the Board             Institutional Asset Management, Inc.; and the
                                                  Pioneer Funds since September 2018; and Chief
                                                  Compliance Officer of Amundi Pioneer
                                                  Distributor, Inc. since January 2014.
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (47)        Since 2007. Serves    Vice President - Investor Services Group of       None
Anti-Money Laundering       at the discretion of  Amundi Pioneer and Anti-Money Laundering Officer
Officer                     the Board             of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

92 Pioneer Floating Rate Fund | Annual Report | 10/31/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 21401-11-1218

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $95,000 payable to Ernst & Young LLP for the year ended
October 31, 2018 and $95,000
for the year ended October 31, 2017.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2018 or 2017.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $25,189
payable to Ernst & Young LLP for the year ended
October 31, 2018 and $21,630
for the year ended October 31, 2017.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2018 or 2017.


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31 2018 and 2017, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $25,189 payable to Ernst & Young LLP for the year ended
October 31, 2018 and $21,630 for the year ended October 31, 2017.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 28, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 28, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 28, 2018

* Print the name and title of each signing officer under his or her signature.